SCHEDULE 14A INFORMATION
                                 AMENDMENT NO. 2
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ]     Confidential for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Sec. 240.14a-12

                         CITADEL SECURITY SOFTWARE INC.
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):


     [X]     No fee required
     [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
             0-11.

               1) Title of each class of securities to which transaction applies:

               2) Aggregate number of securities to which transaction applies:

               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined.)

               4)   Proposed maximum aggregate value of transaction:

               5)   Total fee paid:

     [ ]     Fee paid previously with preliminary materials.
     [ ]     Check box if any part of the fee is offset as provided by Exchange
             Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount Previously Paid:
2)     Form, Schedule or Registration Statement No.:
3)     Filing Party:
4)     Date Filed:


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
Citadel Security Software Inc.
Two Lincoln Center, Suite 1600
5420 LBJ Freeway
Dallas, Texas 75240
214-520-9292



                         CITADEL SECURITY SOFTWARE INC.


June __, 2005


Dear Stockholder:

Our Annual Meeting of Stockholders will be held on Wednesday, July 20, 2005 at 9:00 a.m., Dallas, Time, at The Hilton Dallas Lincoln Centre, Dallas, Texas. Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Stockholders and in the Proxy Statement.

Your vote is important. Whether or not you plan to attend the meeting, I urge you to vote your shares as soon as possible. Instructions in the proxy card will tell you how to vote by returning your proxy card, or over the Internet or by telephone if available. The proxy statement explains more about proxy voting. Please read it carefully.

In addition to considering matters described in the proxy statement, we will review business developments.

Thank you for your continued support of our company.

Sincerely,


Steven B. Solomon

Chairman of the Board of Directors,

President and Chief Executive Officer

                         CITADEL SECURITY SOFTWARE INC.

                  NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

Date:     Wednesday, July 20, 2005

Time:     9:00 a.m. Dallas time (registration will begin at 8:30 a.m.)

Place:     Hilton Dallas Lincoln Centre
           5410 LBJ Freeway
           Dallas, Texas

At the meeting you will be asked to:

1. Elect one member of the Board of Directors as a class 1 director for a term expiring at our 2008 annual shareholders meeting;

2. Approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000;

3. Approve amendments to the Company's Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock to:

          - reduce the conversion price of the Series A Convertible Preferred Stock from $5.00 to $3.00; and

          - remove the 5% dividend preference of the Series A Convertible Preferred Stock;

4. Approve the Company's private placement and the issuance of the Series B Convertible Preferred Stock, the Warrants to Purchase Common Stock and the shares of common stock issuable upon conversion of the Series B Convertible Preferred Stock and Warrants to Purchase Common Stock in an amount that, due to anti-dilution provisions, could potentially be 20% or more of our common stock outstanding as of the date of issuance, May 9 2005, in order to satisfy Nasdaq SmallCap listing requirements;

5. Approve the issuance of the Common Stock issuable upon conversion of the Series A Convertible Preferred Stock, the warrants to purchase common stock issued in connection with the Series A Convertible Preferred Stock (and the warrants issued in exchange for such warrants) in an amount that could potentially be 20% or more of our common stock outstanding as of the date of their issuance, February 10, 2004, in order to satisfy Nasdaq SmallCap listing requirements;

6. Ratify the appointment of KBA Group LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005; and

7. Consider any other matters that may properly be brought before the meeting.

By order of the Board of Directors,

Steven B. Solomon

Chairman of the Board of Directors,

President and Chief Executive Officer and Secretary

Dallas, Texas


June __, 2005


PLEASE VOTE BY TELEPHONE OR BY USING THE INTERNET, IF AVAILABLE, AS INSTRUCTED IN THE PROXY CARD, OR COMPLETE, SIGN AND DATE THE PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                 PROXY STATEMENT

      2005 ANNUAL MEETING OF STOCKHOLDERS OF CITADEL SECURITY SOFTWARE INC.

                           TO BE HELD ON JULY 20, 2005

                (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                        CITADEL SECURITY SOFTWARE INC.)

                 INFORMATION CONCERNING SOLICITATION AND VOTING

Your vote is very important. For this reason, our Board of Directors (the "Board") is requesting that you permit your common stock to be represented at the 2005 Annual Meeting of Stockholders (the "Annual Meeting" or "meeting") by the proxies named on the enclosed proxy card. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.


Voting materials, which include the proxy statement, proxy card and the annual report on Form 10-KSB for the fiscal year ended December 31, 2004, were mailed to stockholders by Citadel beginning on or about June __, 2005. Citadel's principal executive offices are located at Two Lincoln Centre, Suite 1600, 5420 LBJ Freeway, Dallas, Texas 75240. Citadel's main telephone number is (214) 520-9292. In this proxy statement Citadel Security Software Inc. is referred to as "the Company," "Citadel" and "we."


                      GENERAL INFORMATION ABOUT THE MEETING

WHO MAY VOTE

You may vote your Citadel common stock if our records show that you owned your shares on May 24, 2005. At the close of business on May 24, 2005, 29,845,730 shares of Citadel common stock were outstanding and eligible to vote. You may cast one vote for each share of common stock held by you on all matters presented. Please see "Vote required" at the end of each Proposal below for further explanation.

VOTING YOUR PROXY

Whether you hold shares in your name or through a broker, bank or other nominee, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held through a broker, bank or other nominee, by submitting voting instructions to that nominee. Instructions for voting by telephone, by using the Internet, if available, or by mail are on your proxy card. For shares held through a broker, bank or other nominee, follow the instructions on the voting instruction card included with your voting materials. If you provide specific voting instructions, your shares will be voted as you have instructed and as the proxy holders may determine within their discretion with respect to any other matters that properly come before the meeting.

If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting. If you hold your shares through a broker, bank or other nominee and you do not provide instructions on how to vote, your broker or other nominee may have authority to vote your shares on certain matters. See "Vote required" following each Proposal for further information.

VOTES NEEDED TO HOLD THE MEETING

The Annual Meeting will be held if a majority of Citadel's outstanding shares on the record date entitled to vote is represented at the meeting. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting, if you:

-     are present and vote in person at the meeting; or

- have properly submitted a proxy card or voted by telephone or by using the Internet, if available.

MATTERS TO BE VOTED ON AT THE MEETING

The following proposals will be presented for your consideration at the meeting:

-     Election of one member of the Board;

- Approval of amendment of the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000;

- Approval of amendments to Certificate of Designations, Rights and Preferences of Series A Convertible Preferred Stock to:

          - reduce the conversion price of the Series A Convertible Preferred Stock from $5.00 to $3.00; and
          - remove the 5% dividend preference of the Series A Convertible Preferred Stock;

- Approval of the Company's private placement and the issuance of the shares of Series B Convertible Preferred Stock, the Warrants to Purchase Common Stock and the common stock issuable upon conversion of the Series B Convertible Preferred Stock and Warrants to Purchase Common Stock in an amount that, due to anti-dilution provisions, could potentially be 20% or more of our common stock outstanding as of the date of issuance, May 9, 2005, in order to satisfy Nasdaq SmallCap listing requirements described in the proposal;

- Approval of the issuance of the Common Stock issuable upon conversion of the Series A Convertible Preferred Stock and warrants to purchase common stock issued in connection with the Series A Convertible Preferred Stock (and the warrants issued in exchange for such warrants) in an amount that could potentially be 20% or more of our common stock outstanding as of February 10, 2004, in order to satisfy Nasdaq SmallCap listing requirements described in the proposal;

- Ratification of the appointment of KBA Group LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005; and

-    Any other matters that may properly be brought before the meeting.

COST OF THIS PROXY SOLICITATION

We will pay the costs of the solicitation of proxies. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone.

ATTENDING THE MEETING

You may vote shares held directly in your name in person at the meeting. If you want to vote shares that you hold in street name at the meeting, you must request a legal proxy from your broker, bank or other nominee that holds your shares.

CHANGING YOUR VOTE

You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing a new proxy card with a later date, voting on a later date by telephone or by using the Internet (only your latest telephone or Internet proxy submitted prior to the meeting will be counted), or by attending the meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy; you must specifically revoke your proxy. See also "General information about the meeting - Voting your proxy" above for further instructions.

VOTING RECOMMENDATIONS

Our Board recommends that you vote:

-     "FOR" the election of the nominee to the Board.

- "FOR" the approval of amendment of the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000.

- "FOR" the approval of amendments to Certificate of Designations, Rights and Preferences of Series A Convertible Preferred Stock.

- "FOR" the approval of the Company's private placement and the issuance of the Series B Convertible Preferred Stock, Warrants to Purchase Common Stock and the common stock issuable upon conversion of the Series B Convertible Preferred Stock and Warrants to Purchase Common Stock in an amount that, due to anti-dilution provisions, could potentially be 20% or more of our common stock outstanding as of the date of issuance, May 9, 2005, in order to satisfy Nasdaq SmallCap listing requirements described in the proposal;

- "FOR" the approval of the issuance of the Common Stock issuable upon conversion of the Series A Convertible Preferred Stock and warrants to purchase common stock issued in connection with the Series A Convertible Preferred Stock (and the warrants issued in exchange for such warrants) in an amount that could potentially be 20% or more of our common stock outstanding as of February 10, 2004, both in order to satisfy Nasdaq SmallCap listing requirements described in the proposal;

- "FOR" ratification of the appointment of KBA Group LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

VOTING RESULTS

The preliminary voting results will be announced at the meeting. The final voting results will be tallied by our Transfer Agent and Inspector of Elections and published in our quarterly report on Form 10-Q for the fiscal quarter ending September 30, 2005.

DELIVERY OF VOTING MATERIALS TO STOCKHOLDERS SHARING AN ADDRESS

To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one Citadel stock account, we are delivering only one set of the proxy statement and the annual report on Form 10-KSB for the fiscal year ended December 31, 2004 ("2004 Form 10-KSB") to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the voting materials for each of these stockholders.

HOW TO OBTAIN A SEPARATE SET OF VOTING MATERIALS

If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request to receive a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by calling us at:
(214) 520-9292 or by writing us at: Citadel Security Software Inc., Two Lincoln Centre, Suite 1600, 5420 LBJ Freeway, Dallas, Texas 75240; Attn: Investor Relations.

YOU MAY RECEIVE A COPY OF CITADEL'S 2004 FORM 10-KSB NOT INCLUDING EXHIBITS AT NO CHARGE, OR IF YOU PREFER A COPY OF THE 2004 FORM 10-KSB INCLUDING EXHIBITS, YOU WILL BE CHARGED A REASONABLE FEE (WHICH SHALL BE LIMITED TO OUR REASONABLE EXPENSES IN FURNISHING SUCH EXHIBITS) BY SENDING A WRITTEN REQUEST TO CITADEL SECURITY SOFTWARE INC., TWO LINCOLN CENTRE, SUITE 1600, 5420 LBJ FREEWAY, DALLAS, TEXAS 75240; ATTN: INVESTOR RELATIONS.

                                   PROPOSAL 1

                              ELECTION OF DIRECTOR

We have four members on our Board, which is classified into three classes. At our 2004 Annual Meeting of Stockholders, the stockholders elected Chris A. Economou to serve as our Class 1 Director to hold office until our 2005 Annual Meeting, Joe M. Allbaugh to serve as our Class 2 Director to hold office until our 2006 Annual Meeting of Stockholders, and Steven B. Solomon and Major General (Ret.) John Leide to serve as our Class 3 Directors, to hold office until our 2007 Annual Meeting of Stockholders, in each case until the election of their respective successors. Accordingly, at this Annual Meeting, one director is to be elected as the Company's Class 1 director to serve for a three year term. The following person has been nominated for election at the Annual Meeting to serve as a member of the Board:

              Nominee            If Elected, Term as Director Will Expire
       ---------------------     ----------------------------------------
         Chris A. Economou                       2008

Three of our current directors are independent directors, as defined by the Nasdaq SmallCap Market listing standards. The independent members of the Board of Directors, performing the functions of a Nominating Committee, consisting solely of independent directors as determined under the rules of the Nasdaq SmallCap Market, recommended the director set forth in Proposal 1 for nomination by our full Board. Based on that recommendation, our Board nominated such director for election at the Annual Meeting.

Although we know of no reason why the nominee would not be able to serve, if the nominee is unavailable for election, the proxies will vote your common stock to approve the election of any substitute nominee proposed by the Board. The Board may also choose to reduce the number of directors to be elected, as permitted by our Bylaws. The nominee is currently a director and has agreed to be named in this proxy statement and to serve if elected. Unless set forth below, the nominee has been engaged in his principal occupation for at least the past five years. The age indicated and other information in the nominee's biography is as of May 20, 2005.

VOTE REQUIRED

Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominee receiving the highest number of votes will be elected. Abstentions will have no effect on the election of directors. If you hold your shares through a broker, bank or other nominee and you do not instruct them how to vote on this proposal, your broker may have authority to vote your shares. The proxy holders intend to vote the shares represented by proxies to elect the nominee to the Board to the Class as set forth in Proposal 1.

BOARD RECOMMENDATION

The Board recommends that you vote "FOR" the nominee to the Board set forth in this Proposal 1.

               DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

INFORMATION REGARDING DIRECTORS AND DIRECTOR NOMINEES

The following sets forth the names of our directors at May 20, 2005, their principal occupations and the year in which each current director of Citadel initially joined the Board of Directors and the year in which their term as director expires.

                                                           DIRECTOR   TERM
NAME                      AGE   POSITION WITH COMPANY      SINCE      EXPIRES
------------------------------------------------------------------------------
Steven B. Solomon          40  Chairman of the Board,      1996       2007
                               President, Chief Executive
                               Officer, Secretary

Major General (Ret) John   67  Director                    2001       2007
Leide

Chris A. Economou          49  Director                    2001       2005 (1)

Joe M. Allbaugh            52  Director                    2003       2006

(1) If elected at the Annual Meeting, Mr. Economou's term will expire in 2008.

STEVEN B. SOLOMON has served as a director and the President and Chief Executive Officer of Citadel since its formation in December 1996, as President and Chief Executive Officer of CT Holdings since May 1997 and as a director of CT Holdings since February 1996. Until May 2004 Mr. Solomon served as a Director of Parago, Inc., an incubation venture of CT Holdings that is an application solution provider and Internet-based business process outsourcer that provides an on-line suite of promotional offerings designed to automate promotional management and optimize the customer care services offered by its clients, and he served as Chairman of the Board of Directors of Parago from January 1999 to April 2001, and Chief Executive Officer of Parago from January 1999 to August 2000. From February 1996 through April 1997, Mr. Solomon served as Chief Operating Officer of CT Holdings. Since May 2000, Mr. Solomon has also served as a director of River Logic, Inc., an incubation venture of CT Holdings that creates and operates integrated networks of decision support tools, elearning solutions and ecommerce capabilities designed to enable decision makers to leverage knowledge and information to gain competitive advantage.

MAJOR GENERAL (RET.) JOHN LEIDE has served as a director of Citadel Security Software since December 2001. His military career includes service in infantry, special operations, security and intelligence matters for more then 30 years, including four combat tours. He served as Director of Intelligence, J-2, United States Central Command, and performed in that capacity during the Gulf War for General Schwarzkopf throughout Operations Desert Shield and Desert Storm.
During his final military position before retiring as an Army Major General in August 1995, General Leide was Director, National Military Intelligence Collection Center (NMICC), Director, Central MASINT (Measurements and Signatures) Office, and Director, Defense Human Intelligence Service (DHS), for the Department of Defense. Upon retirement from the US Army in 1995, John was appointed president of the Global Information Technologies strategic business unit with Electronic Data Systems (EDS) and served in that position until 1997. He then joined Avenue Technologies of Alexandria, Virginia, a defense and security information superiority company, where he serves as Executive Vice President from 1997 to 1999. General Leide then assumed duties as President of Appenine Associates Ltd., an international defense and security services company from 1999 to 2003. John also served as a Senior Executive Advisor to General

Dynamics Land Systems from 2000 to 2004. He presently serves as senior consultant to a number of national and international intelligence and security companies and governmental agencies, in strategic, operational, tactical and security matters. Major General Leide has been selected for induction in the United States Military Intelligence Hall of Fame.

CHRIS A. ECONOMOU has served as a director of Citadel since November 2001 and as a director of CT Holdings since February 1996, and as a director of LoneStar Hospitality Corp. from June 1993 until its merger with CT Holdings. Mr. Economou has been engaged in the private practice of law in Fort Lauderdale, Florida, primarily in the transactional and corporate areas since 1981. Mr. Economou also served as a director of Parago during its incubation phase from January 1999 to February 2000.

JOE M. ALLBAUGH joined the Company as a director of Citadel in December 2003. Since March 2003, Mr. Allbaugh has served as President and CEO of The Allbaugh Company, LLC, a Washington, D.C. based corporate strategy and consulting firm with offices in Austin, Texas and Oklahoma City, Oklahoma. As the former Director of the Federal Emergency Management Agency (FEMA) from February 15, 2001 to March 1, 2003, Mr. Allbaugh managed an agency with 2,500 employees and an annual budget of $3 billion. After the 9/11 terrorist attacks on the World Trade Center, Pennsylvania and the Pentagon, Mr. Allbaugh played a critical role in coordinating the federal government's response to the attacks, a response and recovery that exceeded $8.8 billion. He was also a member of the President's Homeland Security Advisory Council. From January 1995 to July 1999, Mr. Allbaugh served as Chief of Staff to then-Governor George W. Bush. From July 1999 to December 2000 Mr. Allbaugh served as the National Campaign Manager for Bush-Cheney 2000 Inc. where he successfully organized and managed a $192 million presidential campaign.

The Board of Directors consists of a majority of "independent directors" as such term is defined in the Nasdaq Stock Market Marketplace Rules. The Board of Directors has determined that Joe M. Allbaugh, Chris A. Economou, and Major General (Ret.) John Leide are independent directors, based on representations from each such director that they meet the relevant Nasdaq and SEC definitions.

CLASSIFIED BOARD OF DIRECTORS

The current directors are divided into three classes with staggered three-year terms. As a result, a portion of our board of directors will be elected each year. At each annual meeting of stockholders, a class of directors will be elected to serve for a three-year term to succeed the directors of the same class whose terms are then expiring. Only our board of directors may change the authorized number of directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of the board of directors may have the effect of delaying or preventing changes in control or management of our company.

COMMITTEES OF THE BOARD OF DIRECTORS

During fiscal year 2004, there were six meetings of the Company Board of Directors. All directors attended 75% or more of the aggregate of meetings of the Board and their committees held during their respective terms. In addition, the Board took action by written consent seven times.

Citadel's board of directors established three standing committees to assist in the discharge of its responsibilities. These committees include an audit committee composed exclusively of outside directors, Mr. Economou and General Leide, an executive committee and a compensation committee. The executive committee has authority to act in place of the full board in matters delegated to it to the extent permitted under Delaware law. Messrs. Solomon and Economou serve as members of the executive committee. The executive committee did not meet or take action by written consent in 2004. Citadel's board of directors may also establish such other committees as it deems appropriate, in accordance with applicable Delaware law and Citadel's by-laws.

The Compensation Committee reviews and recommends to the Board the compensation and employee benefits of officers of the Company and administers the 2002 Stock Incentive Plan, as amended. The Compensation Committee met 3 times during fiscal year 2004, and at May 25, 2005 consisted of Messrs. Allbaugh, Economou and Leide, all of whom are independent directors as defined in the Nasdaq Stock Market Marketplace Rules.

The Board does not have a nominating committee, as nominations are made by the independent members of the Board as a whole.

The Board seeks to identify qualified individuals to become board members and determine the composition of the Board and its committees. When considering a potential director candidate, the Board looks for personal and professional integrity, demonstrated ability and judgment and business experience. The Board will review and consider director nominees recommended by stockholders. There are no differences in the manner in which the Board evaluates director nominees based on whether the nominee is recommended by a shareholder.

The Company's by-laws provide that any shareholder wishing to present a nomination for the office of director must do so in writing delivered to the Company. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 45 or more than 75 days prior to the first anniversary (the anniversary) of the date on which the Corporation first mailed its proxy materials for the preceding year's annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Each notice must set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) relating to the nomination or nominations; (d) the class and number of shares of the Company which are beneficially owned by such shareholder and the person to be nominated as of the date of such shareholder's notice and by any other stockholders known by such shareholder to be supporting such nominees as of the date of such shareholder's notice; (e) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (f) the consent of each nominee to serve as a director of the Company if so elected.

The Audit Committee meets with the Company's financial management and independent registered public accounting firm and reviews the accounting principles and the scope and control of the Company's financial reporting practices, and makes reports and recommendations to the Board with respect to audit matters. The Audit Committee also recommends to the Board the appointment of the firm selected to be independent certified public accountants for the Company and monitors the performance of such firm; reviews and approves the scope of the annual audit and evaluates with the independent certified public accountants the Company's annual audit and annual financial statements; and reviews with management the status of internal accounting controls and internal audit procedures and results. The Audit Committee met 4 times during fiscal year 2004. The Audit Committee is required to have and will continue to have at least two members, all of whom must be "independent directors" as defined in the Marketplace Rules of the Nasdaq Stock Market. Messrs. Economou and Leide are the current members of the Audit Committee. The Board has determined that Messrs. Economou and Leide are financially literate in the areas that are of concern to the Company, and are able to read and understand fundamental financial statements. The Board has also determined that Messrs. Economou and Leide each meet the independence requirements set forth in the Marketplace Rules of the Nasdaq Stock Market.

The Securities and Exchange Commission ("SEC") has adopted rules to implement certain requirements of the Sarbanes-Oxley Act of 2002 pertaining to public company audit committees. One of the rules adopted by the SEC requires a company to disclose whether it has an "audit committee financial expert" serving on its audit committee. In addition, SEC regulations and Nasdaq listing standards require the Company to have financial expert on our Audit Committee by July 31, 2005. Based on its review of the criteria of an audit committee financial expert under the rule adopted by the SEC, the Board of Directors does not believe that any member of the Board of Directors' Audit Committee would be described as an audit committee financial expert. At this time, however, the Board of Directors is seeking to identify qualified individuals to serve on the Board of Directors and its committees, and in particular an "audit committee financial expert." While informal discussions as to potential candidates have occurred, at this time no formal search process has commenced.

The Company's Board of Directors has adopted a written charter for the Audit Committee of the Board. A copy of the written Audit Committee charter was attached as an exhibit to the proxy statement for Citadel's 2004 annual shareholder meeting and is available on the Citadel's website, www.citadel.com.
                                                               ---------------

CORPORATE GOVERNANCE GUIDELINES

The Board has adopted corporate governance guidelines. The guidelines govern, among other things, Board member responsibilities, committee composition and charters. A copy of the corporate governance guidelines may be found at www.citadel.com.
---------------

INFORMATION REGARDING EXECUTIVE OFFICERS

Listed below is certain information concerning individuals who serve as executive officers of Citadel.

NAME               AGE  POSITION WITH CITADEL         EMPLOYED SINCE
Steven B. Solomon   40  President, Chief Executive    1996
                        Officer, Secretary

Richard Connelly    53  Chief Financial Officer       2002

Carl Banzhof        37  Chief Technology Officer      1996

Robert Humphrey     47  Executive Vice President      2005

David Helffrich     46  Executive Vice President R&D  2004

STEVEN B. SOLOMON has served as a director and the President and Chief Executive Officer of Citadel since its formation in December 1996, as President and Chief Executive Officer of CT Holdings since May 1997 and as a director of CT Holdings since February 1996. Until May 2004 Mr. Solomon served as a Director of Parago, Inc., an incubation venture of CT Holdings that is an application solution provider and Internet-based business process outsourcer that provides an on-line suite of promotional offerings designed to automate promotional management and optimize the customer care services offered by its clients, and he served as Chairman of the Board of Directors of Parago from January 1999 to April 2001, and Chief Executive Officer of Parago from January 1999 to August 2000. From February 1996 through April 1997, Mr. Solomon served as Chief Operating Officer of CT Holdings. Since May 5, 2000 Mr. Solomon has also served as a director of River Logic, Inc., an incubation venture of CT Holdings that creates and operates integrated networks of decision support tools, elearning solutions and ecommerce capabilities designed to enable decision makers to leverage knowledge and information to gain competitive advantage.

RICHARD CONNELLY joined the Company in March 2002 and serves as Chief Financial Officer. Mr. Connelly also serves as Chief Financial Officer of CT Holdings. Mr. Connelly initially served as a financial consultant to Citadel and CT Holdings from January 2002 until March 2002. Prior to this, he served as Chief Financial Officer for several venture funded technology companies, including from February 2001 until December 2001 at ASSET InterTech, Inc., a boundary scan software tool developer; from September 1998 through November 2000 at JusticeLink, Inc., an ecommerce legal services provider; and from April 1997 through July 1998 at AnswerSoft, Inc., a developer of computer telephony software. From February 1987 through March 1997, Mr. Connelly served in various financial management capacities at Sterling Software Inc., an enterprise software development company, including Vice President Corporate Controller, Vice President Treasurer and Group Vice President Finance & Administration of Sterling's Systems Management Group.

CARL E. BANZHOF has served as Chief Technology Officer of the Company since November 2001 and of CT Holdings since July 1997, prior to which he served as Vice President - Development of Network Products since joining CT Holdings in February 1996. Mr. Banzhof has more than 17 years of experience in the software industry, including designing, developing and marketing software products, building software development teams and organizations and managing products in network management and PC desktop markets. He was the founding partner and Vice President of Software Engineering from 1992 to 1995 of Circuit Masters Software, Inc., a software company which developed and marketed network management utilities for Novell NetWare environments, and was acquired by CT Holdings in February 1996. During his career, Mr. Banzhof has held various technology positions with other companies including Fluor Daniel Engineers where he was responsible for network infrastructure, and software development on numerous projects. Mr. Banzhof currently sits on the board of OVAL, an industry consortium developing a common language for security experts to discuss and agree upon technical details about how to check for the presence of vulnerabilities on computer systems.

ROBERT HUMPHREY joined Citadel in February 2005 where he serves as Executive Vice President of Corporate Strategy. From October 2002 to February 2005 Mr. Humphrey was Co-Founder and Managing Partner of the Waterstreet Management Group, a strategic consulting and investment banking services firm. As CEO of OpenDesign, Inc. from July 2001 to September 2002 he directed the initial launch of the company. Humphrey was a Venture Partner with Insight Capital Partners from February 2000 to July 2001with responsibility for the firm's portfolio of enterprise software companies. Humphrey spent five years with i2 Technologies, Inc. from February 1995 to January 2000 where he served as the chief marketing and business development executive responsible for overall marketing strategy and execution. As Senior Vice President, Global Marketing and Alliances for i2, Humphrey built the marketing organization contributing to i2's successful IPO and revenue growth to over $700 million during his tenure.

DAVID HELFFRICH joined Citadel in February 2004 where he serves as Vice President of Development. Mr. Helffrich has more than 19 years of experience in the software industry, including design and development responsibilities for application development tools for software developers, Server I/O products for Storage Area Networks, and quality monitoring and evaluation products for the Call Center market. Prior to Citadel, Mr. Helffrich served as Vice President of Development for etalk Corporation from April 2002. Before etalk, he was General Manager of the Server I/O business unit for Interphase Corporation from June 2000. From August 1984 to May 2000, Mr. Helffrich gained his knowledge and experience in software development while working in various technology positions at Texas Instruments in the TI Software Division (acquired by Sterling Software in July 1997), moving up to Vice President of Development for Sterling Software, a $750 million producer of software development tools for the application, storage, Internet, and federal markets.

SECTION 16(A) BENEFICIAL OWNER REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons that no Section 16(a) forms were required for those persons, the Company believes that during 2004 all filing requirements applicable to its officers, directors, and greater than ten-percent shareholders were complied with.

CODE OF ETHICS

Our Board of Directors adopted a Code of Business Conduct for all of our directors, officers and employees and a Code of Ethics for our CEO and Senior Financial Executives in March 2004. Stockholders may request a free copy of our Code of Business Conduct and Code of Ethics from:

Citadel Security Software, Inc.
Attention: Investor Relations
Two Lincoln Centre, Suite 1600
5420 LBJ Freeway
Dallas, Texas 75240
214/520-9292

To date, there have been no waivers under our Code of Business Conduct and Ethics. We will post any waivers, if and when granted, of our Code of Business Conduct and Ethics on our website at www.citadel.com.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                 AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

As of May 24, 2005, there were issued and outstanding approximately 29,845,730 shares of Common Stock, 15,000 shares of Series A Convertible Preferred Stock and 7,000 shares of Series B Convertible Preferred Stock. All shares of preferred stock are owned beneficially by entities affiliated with Satellite Asset Management, L.P. There is no other class of voting security of Citadel issued or outstanding. The following table sets forth the number of shares of Common Stock beneficially owned as of May 24, 2005, by (i) each person known to the Company to own more than 5% of the Common Stock, (ii) each director, (iii) each executive officer named in the Summary Compensation Table and (iv) all directors, named executive officers and other executive officers as a group. We calculated beneficial ownership according to Rule 13d-3 of the Securities Exchange Act as of that date. Shares issuable upon exercise of options or warrants that are exercisable within 60 days after May 24, 2005 are included as beneficially owned by the option holder or warrant holder. Beneficial ownership generally includes voting and investment power with respect to securities. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned.

                                                             Shares of
                                                           Common Stock
                                                    ---------------------------


                                                     Number of
                                                       Shares      Approximate
                                                    Beneficially   Percent Of
Name and Address                                       Owned          Class
--------------------------------------------------  ------------  -------------

Satellite Strategic Finance Associates, LLC (1)        7,952,516          22.1%
623 Fifth Avenue
20th Floor
New York, NY 10022

Satellite Strategic Finance Partners, Ltd (2)          4,218,065          12.4%
623 Fifth Avenue
20th Floor
New York, NY 10022

Steven B. Solomon (3)                                  6,096,499          18.2%

Goldman Sachs Asset Management, LP (4)                 2,246,296           7.5%
32 Old Slip
New York, NY 10005

Essex Investment Management Co., LLC (4)
125 High Street, 29th Floor                            1,499,275           5.0%
Boston, MA 02110

Richard Connelly (5)                                     489,250           1.6%

Chris A. Economou (6)                                    431,100           1.4%
150 North Federal Highway,
Suite 210
Fort Lauderdale, Florida 33301

Carl Banzhof (7)                                         298,813           1.0%

Major General (Ret) John Leide (8)                       251,000             *
78 Clubhouse Drive
Palm Coast, Florida 32137

Joe M. Allbaugh (9)                                      187,500             *
101 Constitution Avenue, NW
Suite 525 East
Washington, DC 20001-2133

Ed Krupa (10)                                            225,000             *

All officers and directors                             8,007,284          22.8%
as a group (8 people) (11)


*     Less than 1%

(1) Includes 1,601,290 shares of common stock that are issuable upon the exercise of warrants, 3,000,000 shares that are issuable upon the conversion of Series A Convertible Preferred Stock and 1,503,226 shares that are issuable upon conversion of Series B Convertible Preferred Stock. Excludes 200,000 shares that are not yet exercisable on the warrant issued May 9, 2005 in exchange for the warrant issued February 10, 2004. The discretionary investment manager of Satellite Strategic Finance Associates, LLC is Satellite Asset Management, L.P. ("SAM"), and the controlling entity of SAM is Satellite Fund Management, LLC ("SFM"). Lief Rosenblatt, Mark Sonnino and Gabe Nechamkin are the managing members of SFM and have sole voting and investment power over these shares. Messrs. Rosenblatt, Sonnino and Nechamkin disclaim beneficial ownership of these shares.

(2) Includes 3,012,903 shares of common stock issuable upon conversion of Series B Convertible Preferred Stock and 1,205,162 shares of common stock that are exercisable upon the exercise of warrants. The discretionary investment manager of Satellite Strategic Finance Partners, Ltd. is Satellite Asset Management, L.P. ("SAM"), and the controlling entity of SAM is Satellite Fund Management, LLC ("SFM"). Lief Rosenblatt, Mark Sonnino and Gabe Nechamkin are the managing members of SFM and have sole voting and investment power over these shares. Messrs. Rosenblatt, Sonnino and Nechamkin disclaim beneficial ownership of these shares.

(3) Includes 3,650,000 shares of common stock that are issuable upon the exercise of immediately exercisable options.

(4) Based on information in Schedule 13G filed with the Securities and Exhange Commission.

(5) Includes 475,000 shares of common stock that are issuable upon the exercise of vested options at May 24, 2005.

(6) Includes 237,500 shares of common stock that are issuable upon the exercise of vested options and 12,500 stock options that become exercisable within 60 days of May 24, 2005.

(7) Includes 287,500 shares of common stock that are issuable upon the exercise of vested options at May 24, 2005. Includes 500 shares owned by his spouse.

(8) Includes 237,500 shares of common stock that are issuable upon the exercise of vested options and 12,500 stock options that become exercisable within 60 days of May 24, 2005.

(9) Includes 175,000 shares of common stock that are issuable upon the exercise of vested options and 12,500 stock options that become exercisable within 60 days of May 24, 2005.

(10) Resigned as an executive officer in 2005.

(11) Includes 5,303,956 shares issuable upon the exercise of vested options and 49,166 shares issuable pursuant to options exercisable within 60 days of May 24, 2005 held by all directors and all executive officers as a group.

                             EXECUTIVE COMPENSATION

The following table sets forth certain information with respect to the annual and long-term compensation for services to Citadel for Citadel's chief executive officer and the other most highly compensated officers of Citadel who are executive officers of Citadel (the Named Executive Officers) during the periods presented. Such amounts do not necessarily reflect the compensation such persons will receive in the future. Following the spin-off distribution of Citadel from its former parent company, all the executive officers of the Company were compensated by Citadel. Prior to this distribution Messrs. Solomon, Connelly and Banzhof were compensated by CT Holdings from the date of their employment. Compensation for Messrs. Solomon and Banzhof is presented for all three reporting periods because they were employed by CT Holdings prior to the Distribution for all of those periods. Compensation for Mr. Connelly is presented from his date of employment by either CT Holdings or Citadel.

                                         SUMMARY COMPENSATION
                                         TABLE

                                                    ANNUAL                          LONG-TERM
                                                 COMPENSATION                      COMPENSATION
                                          --------------------------               -------------
                                                                         Other     Securities
Name and Principal                  Fiscal                               Annual     Underlying    All Other
Position                             Year     Salary        Bonus     Compensation  Options(#)   Compensation
----------------------------------  ------  -----------  -----------  ------------  ----------  --------------
Steven B. Solomon                     2004  $   225,000  $   225,000           ---        ---   $    57,533(1)
   Chief Executive
   Officer                            2003      200,000      225,000           ---    400,000        45,690(2)
                                      2002      200,000      150,000           ---  2,000,000        48,887(3)

Ed Krupa                              2004      175,000      170,326           ---        ---        20,841(4)
   Former Executive
   Vice President
   Sales                              2003       25,281          ---      82,500(5)   300,000        28,551(6)

Richard Connelly                      2004      185,000       75,000           ---        ---        14,876(4)
   Chief Financial
   Officer                            2003      150,000       60,000           ---     50,000         8,572(6)
                                      2002      118,750          ---           ---    425,000        36,516(7)

Carl Banzhof                          2004      175,000       40,000           ---    100,000        20,455(4)
   Chief Technology
   Officer                            2003      122,474       45,000           ---        ---        12,089(6)
                                      2002      115,000        8,500           ---    225,000        10,051(6)

Mike Jones                            2004      135,000       88,563           ---        ---        20,740(4)
   Former Executive
   Vice President
   Marketing                          2003        6,144          ---                  100,000             ---


(1) Includes a payment of $21,150 for unused vacation, a car allowance of $11,400, and payments of $24,983 for life, health and disability insurance premiums including the income tax gross up on the payment of the premiums.
(2) Includes a payment of $15,513 for unused vacation, a car allowance of $11,400, and payments of $18,777 for life, health and disability insurance premiums.
(3) Includes a payment of $28,077 for unused vacation, a car allowance of $11,400, and payments of

     $8,511 for life, health and disability insurance premiums.
(4) Includes payments of life, health and disability insurance premiums plus income tax gross up on the payment of the premiums.
(5) Fair value of 50,000 shares of common stock that were issued upon employment.
(6)  Includes payments of life, health and/or disability insurance premiums.
(7) Includes $25,000 cash payments for consulting fees prior to employment and $11,273 of life, health and disability insurance premiums.

Our Board of Directors, as a whole or through the Compensation Committee, makes determinations regarding salary levels and bonus opportunities for our executive officers, and performs all other compensation related functions. Members of the Board of Directors do not receive cash compensation for their service; however, the Company does pay approximately $3,000 a year for benefits for a member of our Board of Directors.

Our compensation policy reflects a commitment to an executive compensation plan, which enables us to attract, retain and motivate highly qualified management professionals. Our compensation philosophy is to directly align executive compensation with the financial performance of the organization. We believe that the relationship between executive compensation and our performance will create benefit for all stockholders.

The executive compensation program has been developed by the Board using various factors which include historical earnings, review of industry competition executive compensation plans, and consultation with compensation experts. The key elements of the executive compensation program are base salary, annual incentive bonus and stock options.

The Board reviews and approves each element of our executive compensation program and periodically assesses the effectiveness of the program as a whole. This program covers the Chief Executive Officer, the other named executive officers and all other executive officers. Specifically, the Board approves the salaries of all executive officers, the grants of stock options, and the provision of any special benefits or perquisites to executive officers.

The base salary program is intended to provide base salary levels that are externally competitive and internally equitable, and to reflect each individual's sustained performance and cumulative contribution. Each executive officer's individual performance is reviewed to arrive at merit increase determinations. These merit increases are then reviewed within the context of the total merit increase budget to determine reasonableness.

The option grants are designed to reward executive officers and other key employees directly for appreciation in the long-term price of our stock. The plan directly links the compensation of executive officers to gains by the stockholders and encourages executive officers to adopt a strong stockholder orientation in their work. The option grants also places what can be a significant element of compensation at risk because the options have no value unless there is appreciation over time in the value of our stock.

With the understanding that the value (if any) of stock options is based on future performance, we base stock option grants on levels of expected value for long-term incentive grants among other companies and other comparable corporate employers. The Board periodically reviews the practices, grant levels and grant values of other companies to ensure the plan continues to meet our objectives.

Miscellaneous benefits offered to executive officers are designed to provide a safety net of protection against the financial catastrophes that can result from illness, disability, or death. Benefits offered to executive officers are largely the same as those offered to the general employee population.

The Board believes the executive compensation program is adequate to accomplish the program's goals of attracting, retaining, and motivating highly qualified management professionals. The Board believes the executive compensation program is fair to both the executive officers and Citadel Security Software.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL PROVISIONS

We have entered into an employment agreement with Mr. Solomon, our Chief Executive Officer. The annual base salary payable to Mr. Solomon was $225,000 and the employment agreement provides for an annual bonus of $225,000. The employment agreement has an initial term of five years and is renewable for one year terms following the initial term unless terminated. The Company has agreed to pay a bonus to the executive equal to the aggregate exercise price of approximately $1,592,000 of the vested options in the event of a change in control. If Mr. Solomon is terminated for any reason other than for cause, he is entitled to a severance payment equal to three times his annual base salary and up to three times his bonus.

We have entered into an employment agreement with Mr. Connelly our Chief Financial Officer. The annual base salary payable to Mr. Connelly was $150,000 as of April, 2003, with a bonus or other extraordinary compensation payable at the discretion of the Board of Directors. The Board approved a pay increase to begin in February 2004 to $185,000 and bonus component for 2003 of $60,000. A bonus of $75,000 was awarded and approved by the Board for 2004. The employment agreement has an initial term of three years and is renewable for one year terms following the initial term unless terminated. The Company has agreed to pay a bonus to the executive equal to the aggregate exercise price of approximately $64,000 related to 50,000 options granted in September 2003 in the event of a change in control. If Mr. Connelly is terminated for any other reason other than for cause he is entitled to a severance payment equal to one half of his annual base salary.

We have entered into an employment agreement with Mr. Krupa, our former Executive Vice President of Sales, who is now our Vice President, Strategic Accounts. The annual base salary payable to Mr. Krupa is $175,000, with bonuses to be determined by the Board, and commissions equal to one percent of sales from December 1, 2003 through December 31, 2004. The employment agreement has an initial term of three years and is renewable for one year terms following the initial term unless terminated. If Mr. Krupa is terminated for any other reason other than for cause he is entitled to a severance payment equal to two months of his monthly base salary, one additional month of base salary for each year of service completed, and an additional six months of his options shall immediately vest. In the event of a termination following a change of control, Mr. Krupa is entitled to six months of monthly base salary and one additional year of his options shall immediately vest. Mr. Krupa is also eligible to participate in the Company's sales incentive compensation plan. During 2004 Mr. Krupa earned $170,326 under the sales incentive compensation expense.

STOCK OPTIONS GRANTED DURING 2004

The following table sets forth each grant of stock options during 2004 to each of the Named Executive Officers. No stock appreciation rights were granted during the fiscal year. Each of the options has a ten-year term, subject to earlier termination in the event the holder ceases providing services to us.

The percentage numbers are based on an aggregate of 2,301,500 options granted to our employees during 2004, including officers. The exercise price was equal to the fair market value of our common stock as valued on the Nasdaq SmallCap Market. The exercise price may be paid in cash or in shares of our common stock valued at fair market value on the exercise date. We may also finance the option exercise by accepting a full recourse note from the optionee, except officers and directors prohibited under the Sarbanes-Oxley Act of 2002, equal to the exercise price for the purchased shares, together with any federal and state income tax liability incurred by the optionee in connection with such exercise.

      OPTION/SAR GRANTS IN LAST FISCAL YEAR INDIVIDUAL GRANTS
-------------------------------------------------------------------
                                Percent Of
                    Number Of        Total
                   Securities      Options
                   Underlying   Granted to   Exercise
                      Options    Employees      Price    Expiration
Name                  Granted      In 2004      ($/Sh)         Date
-------------------------------------------------------------------

Steven B. Solomon        0           0.00%         -
Ed Krupa                 0           0.00%         -             -
Richard Connelly         0           0.00%         -
Carl Banzhof       100,000(1)        4.34%  $     4.20    2/4/2014
Mike Jones               0           0.00%         -             -

(1)   Options become exercisable quarterly in equal amounts over two years.

OPTION EXERCISES DURING 2004 AND YEAR-END OPTION VALUES

The following table reports information regarding stock option exercises during fiscal 2004 and outstanding stock options held at the end of fiscal 2004 by our named executive officers.

                   AGGREGATED OPTION/SAR EXERCISES IN LAST
                   FISCAL YEAR AND FY-END OPTION/SAR VALUES


                                                Number Of
                                               Securities             Value Of
                                               Underlying      Unexercised In-
                                              Unexercised            The-Money
                     Shares                    Options At    Options At Fiscal
                   Acquired                  Fiscal Year-                Year-
                         On      Value   End(Exercisable/     End(Exercisable/
Name               Exercise   Realized     Unexercisable)    Unexercisable)(1)
-----------------  --------  ---------  -----------------  -------------------

Steven B. Solomon         0  $       0       3,650,000 /0  $     7,898,000 /$0

Ed Krupa                  0  $       0   100,000 /200,000  $  95,000 /$190,000

Richard Connelly          0  $       0    452,076 /22,924  $  979,734 /$52,266

Carl Banzhof              0  $       0    247,913 /77,087  $  479,742 /$33,258

Mike Jones                0  $       0     33,332 /66,668  $             0 /$0

(1)     Based on closing market price of $2.60 per share on the NASDAQ on December 31, 2004.

2002 STOCK INCENTIVE PLAN

The Board of Directors adopted the 2002 Stock Incentive Plan in May 2002. The plan authorizes the Board or a committee, which administers the plan, to grant stock options, stock appreciation rights, restricted stock and deferred stock awards to our officers, other key employees and consultants.

A total of 1,500,000 shares of common stock were initially reserved for issuance under the terms of the 2002 Stock Incentive Plan. In 2004, the Company's Board of Directors and stockholders approved amendments to the Plan, including an increase in the shares of common stock reserved for issuance thereunder by 1,500,000 shares of common stock to an aggregate of 3,000,000 shares. In the event of any sale of assets, merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the stock, the Board or committee may make an equitable substitution or adjustment in the aggregate number of shares reserved for issuance under the plan. The Company has 1,318,000 stock option awards outstanding and 1,344,776 shares available for grant under the 2002 Stock Incentive Plan at December 31, 2004.

Option Grants

The 2002 Stock Incentive Plan permits the granting of incentive stock options, as defined by the Internal Revenue Code, and nonqualified stock options. Incentive stock options may only be granted to our employees. The term of any stock option is set by the Board or committee, but cannot exceed ten years in the case of incentive stock options. Stock options become exercisable, in full or in installments, for shares of common stock at the time determined by the Board or committee, but generally a stock option will not be exercisable prior to three months from the date of the grant of a stock option. The exercise price per share of stock options is determined by the Board or committee at the time of grant, but must be equal to 100% of the fair market value of our common stock on the date of grant.

Stock Appreciation Rights

Stock appreciation rights may be granted in conjunction with nonqualified stock options granted under the 2002 Stock Incentive Plan to our officers, employees and consultants. Stock appreciation rights may only be exercised at such time and to the extent the underlying options are exercisable. These stock appreciation rights entitle the holder, upon exercise of the stock appreciation right, to receive an amount in any combination, of cash or our unrestricted common stock equal in value to the excess of the fair market value on the date of exercise of the stock appreciation rights of one share of our common stock over the exercise price per share of the connected stock option multiplied by the number of shares for which the stock appreciation right is exercised. Each stock appreciation right will terminate upon the termination of the related option.

Restricted Stock Awards

The Board or committee may also award non-transferable restricted shares of our common stock to our officers and key employees. Such restricted shares will be subject to such conditions and restrictions as the Board or committee may determine. The Board or committee will determine to whom restricted shares will be granted, the number of shares to be awarded, the price, if any, to be paid by the recipient, the times within which such awards may be subject to forfeiture and all other conditions of the award. During the restriction period set by the Board or committee, the recipient may not sell, transfer, pledge or assign restricted shares awarded to the recipient under the 2002 Stock Incentive Plan. If a recipient of restricted stock terminates employment for any reason other than death, disability or retirement prior to the end of the restriction period determined by the Board or committee, the participant will forfeit all shares still subject to restriction in exchange for the amount, if any, that the participant paid for them.

Deferred Stock Awards

Deferred stock awards may be made under the 2002 Stock Incentive Plan by the Board or committee to any of our officers, key employees and consultants it determines. These awards entitle the recipient to receive unrestricted shares without any payment in cash or property in one or more installments at a future date or dates, as determined by the Board or committee. Each deferred stock award will be confirmed by and subject to the terms of a deferred stock award agreement executed by us and the recipient and may generally not be sold, assigned, transferred, pledged or otherwise encumbered during the period specified by the Board or committee. Receipt of deferred stock may be conditioned on such matters as the Board or committee may determine, including continued employment or attainment of performance goals. All rights under a deferred stock award will generally terminate upon the participant's termination of employment prior to the receipt of unrestricted shares.

Executive Compensation Conversion Stock Options

Under the 2002 Stock Incentive Plan, each year the Chairman of the Board of Directors or the Board or committee will designate those executives eligible to convert salary and bonus to stock options for the next year. These eligible executives may then, prior to the beginning of the next calendar year, elect to convert up to 25% of their next year's salary and 25% of their next year's bonus (in either 5% or $10,000 increments) into stock options under the plan. On the last day of each calendar year, the total amount of salary, bonus and compensation an eligible executive elected to convert into stock options for that calendar year will be converted into stock options. The number of shares of common stock subject to stock options that are converted from salary, bonus or compensation will be the total dollar amount an eligible executive has elected to convert into stock options divided by the per share value of a stock option on the last day of that year, as determined by the Board or committee using any recognized option valuation model it selects. Options converted from salary, bonus or compensation are generally exercisable, cumulatively, as to 10% commencing on each of the first through tenth anniversaries of the day the option is converted.

The exercise price per share of common stock under stock options obtained by conversion of salary, bonus or compensation will, at the election of the holder of the option prior to the year for which the option is converted from salary, bonus or cash, be either 100% of the fair market value on the last day of the year when the option is obtained or a lesser percentage determined by the Board or committee from time to time, but not less than 75% of the fair market value on the last day of the year when the option is obtained.

Change of Control

The 2002 Stock Incentive Plan provides that in the event of a change of control of Citadel, unless otherwise determined by the Board or committee prior to the change of control, and, to the extent expressly provided by the Board or committee, in the event of a potential change of control, the following will occur:

     - Any stock appreciation rights and any stock options that are not previously exercisable and vested will become fully exercisable and vested;

     - The restrictions and deferral limitations on restricted stock and deferred stock awards will lapse and these shares and awards will become fully vested; and

     - The value of all outstanding stock options, stock appreciation rights, restricted stock and deferred stock awards will, to the extent determined by the Board or committee, be settled on the basis of the change of control price as of the date the change of control occurs.

DIRECTORS' COMPENSATION

Citadel reviews its compensation arrangements for directors from time to time and may alter these arrangements. Directors will receive no cash compensation for services as a director or as a member of a committee of Citadel's board, however, the Company does pay approximately $3,000 per year for benefits for one of its directors. Citadel will reimburse each director for out-of-pocket expenses incurred in connection with attendance at board and committee meetings.

We may, in our discretion, grant stock options and other equity awards to our non-employee directors under our equity incentive plan. Our outside directors hold options to purchase an aggregate of 575,000 shares of our common stock at a weighted average exercise price per share of $2.03. Options held by these directors were granted at the fair market value of our common stock as of the date of grant as determined by our board of directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATIONSHIP WITH CT HOLDINGS, INC.

We were organized in December 1996 as a wholly owned subsidiary of CT Holdings. On May 17, 2002 the Company was spun out of CT Holdings in a pro rata dividend distribution to CT Holdings shareholders (the "Distribution"). Prior to May 17, 2002 the security software business that is currently operated by Citadel was operated by CT Holdings, and two of our current directors (Messrs. Solomon and Economou) and three of our executive officers (Messrs. Solomon, Banzhof, and Connelly) were also directors or officers and employees of CT Holdings and/or its other subsidiaries. Prior to the Distribution while acting on our behalf, these directors and officers considered not only the short-term and long-term impact of operating decisions on our business, but also the impact of such decisions on the consolidated financial results of CT Holdings. Following the Distribution, Mr. Solomon remains Chief Executive Officer and a director and Mr. Connelly remains Chief Financial Officer of CT Holdings, and Messrs. Solomon and Economou remain directors of CT Holdings.

The Company entered into a number of agreements with CT Holdings and its subsidiaries relating to Citadel's historical business and relationship with the CT Holdings group of companies, including a Transition Services Agreement between the Company and CT Holdings. Although this agreement was not negotiated on an arm's-length basis, the Company believes that its terms are comparable to those that it would receive from unaffiliated third parties. The Transition Services Agreement provides that CT Holdings and Citadel provide each other services in such areas as information management and technology, sharing of office space, personnel and indirect overhead expenses, employee benefits administration, payroll, financial accounting and reporting, claims administration and reporting, and other areas where CT Holdings and Citadel may need transitional assistance and support. The transition services agreement provides generally that each of Citadel and CT Holdings will undertake to provide substantially the same level of service and use substantially the same degree of care as their respective personnel provided and used in providing such services prior to the execution of the agreement. The agreement generally extended for a one year term, but may be terminated earlier under certain circumstances, including a default, and may be renewed for additional one-year terms. The Citadel Board of Directors approved an extension of the transition services agreement for an additional one year period ending in May 2005. Initially, CT Holdings agreed to pay Citadel a monthly fee of $20,000, subject to adjustment on a quarterly basis. This fee was adjusted to $7,500 per month in May 2004. The Company believes that the terms and conditions of the transition services agreement are as favorable to Citadel as those available from unrelated parties for a comparable arrangement. At December 31, 2004 the Company has recorded amounts due from CT Holdings pursuant to the transition services agreement of $530,000 and due to the uncertainty of collection the Company has expensed the fees to general and administrative expense on a monthly basis as incurred.

OTHER RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended December 31, 2003 the CEO of the Company advanced the Company $1,088,662 for working capital purposes and the Company repaid $1,071,759 of those advances plus $21,541 for advances outstanding at December 31, 2002. The Company had advances payable to its CEO of $16,903 at December 31, 2003 which was paid back in full in 2004.

On November 5, 2002 the Company entered into two promissory notes payable to its CEO in the total amount of $570,000. The $570,000 consisted of $54,000 of advances due to the CEO, accrued compensation and expenses of $216,000 and $300,000 of cash advances to the Company in November 2002. The notes bore interest at 8% per annum, matured on February 28, 2003 and were secured by all of the Company's copyrights, trademarks, patents and intellectual property under patent application. In the event of default, including the failure to pay any principal or interest by the Company or the payment of any obligations of the Company for which the CEO had personally guaranteed, the notes would have become immediately due and payable and would bear interest at 18% per annum. In February 2003 the Company paid $550,000 against the principal balance of notes payable and the security interest in the intellectual property was released.

In June 2002, the Company entered into an 8% note payable for $250,000 due July 31, 2002 with a former director of the Company. This note was in default December on 31, 2002 and was accruing interest at 18% per annum. In February 2003 the former director exercised stock options for 862,500 shares of the Company's common stock using the note and accrued interest through the date of exercise as payment of the aggregate exercise price of $276,000.

In April 2003, a CT Holdings legal claim associated with a lawsuit was settled for $225,000 in cash. Citadel advanced $225,000 to CT Holdings in return for a demand note payable bearing interest at 12% per year and a release for any potential claims pertaining to the CT Holdings litigation. Since CT Holdings had a significant cash deficiency and stockholder's deficit this demand note receivable was fully reserved in the second quarter of 2003 as there could be no assurance that this note would be collected.

During the years ended December 31, 2004 and December 31, 2003, the Company incurred legal fees in the amount of approximately $237,000 and $165,000, respectively, to a law firm in which an attorney who is a partner was a former CT Holdings' employee and is a relative of Citadel's CEO.

In February 2004, the Company's CEO exercised an exchange right and the Company issued 1,500,000 shares of common stock to the CEO. The exchange right was issued to the CEO in June 2001 in connection with the CEO funding and granting a guarantee of participation by CT Holdings, the Company's former parent, in a bank bridge loan of an affiliate of CT Holdings. The exchange right permitted the CEO to exchange up to 5,000,000 (pre 1:1000 reverse split) shares of the affiliate into up to 6,000,000 shares of CT Holdings common stock including the right to any dividends. This right resulted in a commitment by Citadel upon exercise of the exchange right to issue up to 1,500,000 shares of Citadel common stock. The exercise of this exchange right was conditional upon compliance with first refusal and co-sale rights by the affiliated company and its majority shareholder. The Company accounted for the issuance as and increase of $15,000 to the par value of common stock and recording an offsetting reduction to additional paid capital.

TRANSACTIONS WITH SATELLITE

On May 9, 2005, we entered into agreements with Satellite Strategic Finance Associates, LLC, the beneficial owner of more than 5% of our outstanding shares of common stock, and Strategic Finance Partners, Ltd., related to a private placement for up to $11 million, consisting of up to 11,000 Series B Shares, convertible into approximately 7.1 million shares of common stock at the initial conversion price of $1.55, and Warrants to purchase approximately 2.8 million shares of common stock of Citadel at an initial exercise price of $1.75 per share. In addition, Citadel and Satellite Strategic Finance Associates, LLC entered into an Exchange Agreement where Citadel agreed to exchange warrants to purchase 1.2 million shares of common stock, with an exercise price of $5.15 per share, issued to Satellite Strategic Finance Associates, LLC in connection with the sale of Series A Convertible Preferred Stock for new warrants (the "EXCHANGE WARRANTS") to purchase up to 1.2 million shares of common stock at an initial exercise price of $1.75 per share.

On May 9, 2005, Citadel completed the sale to the investors of $7 million of the Series B Shares, or 7,000 shares (convertible into approximately 4,516,129 shares of common stock at the initial conversion price of $1.55 per share) and Warrants to purchase approximately 1,806,451 shares of common stock. In addition, 1 million shares of the Exchange Warrants became exercisable on May 9, 2005.

Citadel has a put option (the "PUT OPTION") to sell to the investors up to an additional $4 million of Series B Shares, or 4,000 shares (convertible into approximately 2,580,645 common shares), upon satisfaction of certain milestones, including stockholder approval of the matters contained in Proposal 2, Proposal 3 and Proposal 4 of this Proxy Statement. If stockholder approval is obtained, the remaining 200,000 shares under the Exchange Warrants will become exercisable. Regardless of whether we exercise our Put Option, we will issue to the investors additional Warrants to purchase approximately 1,032,258 shares of common stock at an exercise price of $1.75 per share upon exercise of the put option or upon expiration of the put option.

In connection with the initial closing on May 9, 2005, Satellite Strategic Finance Associates, LLC, the holder of the Company's Series A Convertible Preferred Stock (the "SERIES A SHARES") agreed to waive the conversion price adjustments to the Series A Shares that would otherwise be occasioned by the Private Placement, and the holder agreed to waive its 5% dividend on the Series A Shares until stockholder approval of the Private Placement is obtained.

During the year ending December 31, 2004 the Company recorded revenue of approximately $18,000 and deferred post sale customer support services revenue of approximately $1,000 for fees from a Hercules license granted to Satellite Asset Management, L.P. The license fee and support services contract were invoiced at list price with normal payment terms and the total amount outstanding of approximately $22,000 has been fully collected. The deferred revenue balance will be recognized as revenue ratably over the term of the contract. The Company believes that this transaction was an arms length transaction and was properly recorded in its financial statements.

                                   PROPOSAL 2

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 100,000,000

BACKGROUND

We entered into agreements related to a private placement of our Series B Convertible Preferred Stock (the "SERIES B SHARES") and Warrants to Purchase Common Stock ("WARRANTS") to accredited investors (the "PRIVATE PLACEMENT"). The purpose for this proposal is to obtain one of the stockholder approvals necessary for the total contemplated financing and to facilitate the portion of the Private Placement that has not already closed, as well as to provide for additional shares of our common stock to be available for future issuances.

SUMMARY

On May 9, 2005, we entered into agreements with Satellite Strategic Finance Associates, LLC (which is the beneficial owner of more than 5% of our outstanding shares of common stock and may be deemed a related party), and Strategic Finance Partners, Ltd. related to a private placement for up to $11 million, consisting of up to 11,000 Series B Shares, convertible into approximately 7.1 million shares of common stock at the initial conversion price of $1.55, and Warrants to purchase approximately 2.8 million shares of common stock of Citadel at an initial exercise price of $1.75 per share. In addition, Citadel and Satellite Strategic Finance Associates, LLC entered into an Exchange Agreement where Citadel agreed to exchange warrants to purchase 1.2 million shares of common stock, with an exercise price of $5.15 per share, issued to Satellite Strategic Finance Associates, LLC in connection with the sale of Series A Convertible Preferred Stock for new warrants (the "EXCHANGE WARRANTS") to purchase up to 1.2 million shares of common stock at an initial exercise price of $1.75 per share.

On May 9, 2005, Citadel completed the sale to the investors of $7 million of the Series B Shares, or 7,000 shares (convertible into approximately 4,516,129 shares of common stock at the initial conversion price of $1.55 per share) and Warrants to purchase approximately 1,806,451 shares of common stock. In addition, 1 million shares of the Exchange Warrants became exercisable on May 9, 2005.

Citadel has a put option (the "PUT OPTION") to sell to the investors up to an additional $4 million of Series B Shares, or 4,000 shares (convertible into approximately 2,580,645 common shares), upon satisfaction of certain milestones, including stockholder approval of the matters contained in Proposal 2, Proposal 3 and Proposal 4 of this Proxy Statement. If stockholder approval is obtained, the remaining 200,000 shares under the Exchange Warrants will become exercisable. Regardless of whether we exercise our Put Option, we will issue to the investors additional Warrants to purchase approximately 1,032,258 shares of common stock at an exercise price of $1.75 per share upon exercise of the put option or upon expiration of the put option.

In connection with the initial closing on May 9, 2005, Strategic Finance Associates, LLC, the holder of the Company's Series A Convertible Preferred Stock (the "SERIES A SHARES"), agreed to waive the conversion price adjustments to the Series A Shares that would otherwise be occasioned by the Private Placement, and the holder agreed to waive its 5% dividend on the Series A Shares until stockholder approval of the Private Placement is obtained.

We incurred no brokers' or finders' fees or commissions in connection with the Private Placement.

REASONS FOR THE PRIVATE PLACEMENT

We intend that the net proceeds of the Private Placement and, if any, the additional proceeds to be received upon exercise of Warrants will be used for general corporate purposes, including working capital, including for the expansion of our sales and marketing efforts and further development of our products and services. We could also use a portion of the net proceeds to invest in joint ventures or other collaborative arrangements, for acquisitions, or to invest in or acquire products or services.

Our Board of Directors and management reviewed and considered numerous factors when considering the Private Placement. The Board of Directors has approved the Private Placement and has resolved that the Private Placement is in the best interests of us and our stockholders. In so doing, the Board considered a number of factors, including:

     - Our financial condition, results of operations and cash flows, including our history of annual losses since inception; and

     - The fact that the conversion price of the Series B Share, and the exercise price of the Warrants, were above the market price at the date of issuance; and

     - the substantial increase in our working capital to be supplied by the proceeds from the Private Placement and the prospect that, as a result of the increase in working capital from the proceeds of the Private Placement, we will be able to expand our sales and marketing efforts, continue new product development and improve our access to capital markets.

Our Board of Directors also considered the following material factors adverse to the proposed Private Placement:


     - The fact that, following the Private Placement, including the initial closing on May 9, 2005, our common stockholders will be substantially diluted in terms of percentage ownership; and

     - The possibility that the required stockholder approvals and other conditions to closing our Put Option to sell an additional $4 million of Series B Shares and Warrants may not be obtained.

TERMS OF THE PRIVATE PLACEMENT

THIS SUMMARY OF THE TERMS OF THE PRIVATE PLACEMENT IS INTENDED TO PROVIDE YOU WITH BASIC INFORMATION CONCERNING THE TRANSACTION; HOWEVER, IT IS NOT A SUBSTITUTE FOR REVIEWING THE SECURITIES PURCHASE AGREEMENT, THE REGISTRATION RIGHTS AGREEMENT, THE FORMS OF COMMON STOCK WARRANT, THE CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES B CONVERTIBLE PREFERRED STOCK, AND THE EXCHANGE AGREEMENT, EACH IN THEIR ENTIRETY, AND EACH OF WHICH IS ATTACHED AS APPENDICES A-F. YOU SHOULD READ THIS SUMMARY IN CONJUNCTION WITH
            --------------
THESE DOCUMENTS.

GENERAL

On May 9, 2005, we entered into a Securities Purchase Agreement with two accredited investors relating to a private placement of up to 11,000 shares of Series B Convertible Preferred Stock (convertible into 7,096,774 shares of common stock, subject to adjustment) and warrants to purchase up to approximately 2,838,710 shares of common stock. The initial closing took place on May 9, 2005, where we sold 7,000 Series B Shares (convertible into 4,516,129 shares of common stock, subject to adjustment) and Warrants to purchase approximately 1,806,451 shares of common stock.

CONDITIONS TO SECOND CLOSING

We have the option (the Put Option) to sell up to $4 million of Series B Shares (4,000 Series B Shares, initially convertible into 2,580,645 common shares) if the following milestones are met:

     - We obtain stockholder approval to increase the number of authorized shares of common stock to 100,000,000 (this Proposal);

     - We obtain stockholder approval to amend the Certificate of Designations of Series A Convertible Preferred Stock to reduce the conversion price of the Series A Shares from $5.00 to $3.00 (included in Proposal 3);

     - We obtain stockholder approval of the Private Placement and the issuance of the Series B Shares, the Warrants and the shares of common stock issuable upon conversion of the Series B Shares and exercise of the Warrants in excess 19.9% of the Company's outstanding common stock as may be required under the listing requirements of the Nasdaq Stock Market (included in Proposal 4);

     - We obtain stockholder approval to issue the shares of common stock issuable upon conversion of the Series A Shares and exercise of the Series A Warrants (and the Exchange Warrants issued in exchange for the Series A Warrants) in excess 19.9% of the Company's outstanding common stock as may be required under the listing requirements of the Nasdaq Stock Market (included in Proposal 5)

     - The registration statement covering the resale of the common stock issuable upon conversion of the Series B Shares and exercise of the Warrants sold at the initial closing on May 9, 2005 shall be effective; and

     - The closing bid price of the Company's common stock for the period of time specified in the Securities Purchase Agreement prior to the Put Option closing date (which period shall be at least 10 business days) shall be at least $1.30 per share.

If all of these milestones are met, then we will have the Put Option for a period of 10 business days commencing on the later of the date of stockholder approval of Proposals 2, 3 and 4 or the date the registration statement covering the resale of the common stock issuable upon conversion of the Series B Shares and exercise of the Warrants sold at the initial closing on May 9, 2005 becomes effective.

TERMS OF THE PREFERRED STOCK

Ranking

The Series B Shares rank on parity with the Company's Series A Shares and in priority to the shares of common stock in terms of payment on a liquidation of the Company.

Liquidation Preference

The Series B Shares have a liquidation preference in an amount equal to their stated value of $1,000 per share.

Dividends

The Series B Shares do not accrue dividends (unless Citadel declares dividends on its common stock). The holder of the Series A Shares has agreed to waive its 5% dividends on the Series A Shares provided that stockholder approval is obtained, and the amendments the Company is asking the stockholders to approve in Proposal 3 include removing the dividend preference of the Series A Shares.

Maturity

The Series B Shares mature on May 9, 2008. Upon maturity, the Company will pay the holders of Series B Shares cash equal to the aggregate liquidation preference of the Series B Shares, or, if certain conditions are met, the Company may pay the holders in shares of Common Stock.

Conversion

The Series B Shares are convertible at the option of the holder at any time prior to maturity into shares of common stock of the Company, initially at a conversion price of $1.55 per share, subject to adjustment upon certain events, including as a result of the sale of equity securities by the Company at a price below the conversion price, on a "full ratchet" basis. The Company has agreed not to issue any of its equity securities at a price below the market price on May 9, 2005 until stockholder approval of the transactions is obtained, subject to certain exceptions including shares issued under our 2002 Stock Incentive Plan, as amended.

The Series A Shares sold in February 2004 are convertible at the option of the holder at any time prior to maturity into shares of Common Stock of the Company, initially at a conversion price of $5.00 per share, subject to adjustment upon certain events, including as a result of the sale of equity securities by the Company at a price below the conversion price, on "weighted average" basis. The holder of Series A Shares agreed to waive the conversion price adjustment applicable to the sale of the securities in the initial closing of the Private Placement; however, (i) the waiver is conditioned upon stockholder approval and
(ii) as a condition to the Company's Put Option to sell an additional $4 million of securities in the Private Placement, the Company must amend the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock to reduce the conversion price of the Series A Shares from $5.00 to $3.00. Proposal 3 addresses the need for stockholder approval to make this change.

Citadel may require that a specified amount of the Series B Shares be converted if (i) the registration statement covering the underlying shares of common stock has been declared effective and is available to the holders, and shall cover the number of registrable securities required by the Registration Rights Agreement;
(ii) the common stock shall be listed on the Nasdaq National Market, the Nasdaq SmallCap Market or the New York Stock Exchange and trading in the common stock on such market or exchange shall not have been suspended; (iii) no mandatory redemption event referred to below has occurred; and (iv) the closing bid price of our shares of common stock shall be equal to at least 200% of the conversion price of the Series B Shares then in effect (subject to adjustment for stock splits, stock dividends and similar events). The maximum aggregate amount of the Series B Shares that Citadel may require to be converted at any one time is an amount that is less than 4.99% of Citadel's outstanding common stock.

Mandatory Redemption at Holders' Option Upon Certain Events

A holder may require Citadel to repurchase such holder's Series B Shares in cash at 101% of the liquidation preference of the Series B Shares if a Fundamental Change occurs, including the following: (a) any representation or warranty of the Company made in the Private Placement transaction documents fails to be true and correct in all material respects, (b) the Company fails to perform in all material respects its covenants and agreements in the Private Placement transaction documents, or (c) a liquidation event occurs. If a change of control occurs, a holder may require Citadel to repurchase such holder's Series B Shares in cash at 120% of the liquidation preference.

Voting Rights

The Series B Shares are generally non-voting securities and do not vote with the shares of common stock on matters submitted to the stockholders. However, we are not permitted, without the affirmative vote or written consent of the holders of 2/3 of the Series B Shares, voting as a separate class, to:

     -    alter, change, waive, modify or amend (x) the terms of the Series
          B Preferred Stock in any way or (y) the terms of any other capital stock of the Company so as to affect adversely the Series B Preferred Stock;

     - create any new class or series of capital stock having a preference over or ranking pari passu with the Series B Preferred Stock as to redemption or distribution of assets upon any bankruptcy or insolvency of the company, or any liquidation, dissolution or winding up of the Company;

     -    increase the authorized number of shares of Series B Preferred Stock;

     - re-issue any shares of Series B Preferred Stock which have been converted or redeemed in accordance with the terms of the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock;

     - re-issue any shares of Series A Preferred Stock which have been converted or redeemed;

     - issue any securities that are senior to or pari passu with the Series B Shares (except for certain permitted debt);

     - redeem, or declare, pay or make any provision for any dividend or distribution with respect to securities that are junior to the Series B Shares;

     - issue any Series B Shares except pursuant to the terms of the Securities Purchase Agreement;

     -    increase the par value of the common stock;

     - enter into any agreement, commitment, understanding or other arrangement to take any of the foregoing actions; or

     - cause or authorize any subsidiary of the Company to engage in any of the foregoing actions.

WARRANTS TO PURCHASE SHARES OF COMMON STOCK

Exercise

The Warrants issued in connection with the Initial Closing entitle the holders to purchase up to 1,806,452 shares of Common Stock at an initial exercise price of $1.75, subject to adjustment upon certain events. The exercise price under the Warrants is also subject to adjustment as a result of the sale of equity securities by the Company at a price below the exercise price of the Warrants.

The Exchange Warrants issued in connection with the Initial Closing entitle the holders to purchase up to 1 million shares of Common Stock at an initial exercise price of $1.75, subject to adjustment upon certain events. The exercise price under the Exchange Warrants is also subject to adjustment as a result of the sale of equity securities by the Company at a price below the exercise price of the Exchange Warrants, including as a result of the sale of equity securities by the Company at a price below the exercise price of the Exchange Warrants.

If the stockholders approve the matters contained in this Proposal 2, as part of the terms of the Private Placement, the Exchange Warrants will become exercisable for 1.2 million shares of Common Stock.

In connection with the Put Option, Citadel has agreed to issue to the investors additional Warrants to purchase approximately 1,032,258 additional shares of common stock at an exercise price of $1.75 per share. We have agreed to issue these Warrants whether or not we determine to exercise our Put Option.

Term

The Warrants issued on May 9 are exercisable (in whole or in part) at any time on or before May 9, 2015. Any additional Warrants will have a similar 10-year term.

REGISTRATION RIGHTS

Under a Registration Rights Agreement, the Company has agreed to (1) file with the Securities and Exchange Commission a shelf registration statement covering the resale of the shares of Company common stock issuable upon conversion of the Series B Shares and exercise of the Warrants sold at the May 9, 2005 closing within 30 days of the May 9 closing and (2) use its reasonable best efforts to cause the shelf registration statement to become effective within 120 days of the May 9 closing. The Company will be required to make certain payments to the holders of the Series B Shares and the Warrants if these deadlines are not met or the shelf registration statement is otherwise unavailable for the resale of the securities. Citadel has made similar commitments with respect to the additional Series B Shares and Warrants to be issued in connection with the Put Option. The Company has agreed that it will not issue any additional equity securities, subject to certain exceptions including shares issued under the Company's 2002 Stock

Incentive Plan, as amended, until the later of (a) 30 days after the registration statement(s) covering the shares of common stock issuable upon conversion of the Series B Shares and exercise of the Warrants is effective, or
(b) 90 days after the last closing under the Securities Purchase Agreement occurs.

REDUCTION IN PERCENTAGE OWNERSHIP OF CURRENT SHAREHOLDERS BASED ON THE PRIVATE PLACEMENT AND PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

Although the conversion price of the Series B Share and the exercise price of the Warrants are at a premium to the market price of the Company's common stock as of the May 9, 2005 initial closing of the Private Placement, consummation of the first closing of the Private Placement had the effect of reducing the percentage ownership of our current stockholders, because we issued Series B Shares convertible into 4,516,129 shares of our common stock and warrants exercisable for 1,806,452 shares of our common stock, or an aggregate of 6,322,580 shares of our common stock, approximately 17.48% of the outstanding shares of our common stock (including the shares issuable on conversion of the Series B Shares and exercise of the warrants issued at the initial closing). In addition, consummation of the second closing of the Private Placement, if we exercise our Put Option would further reduce the percentage ownership of our current stockholders, as we would issue additional Series B Shares convertible into 2,580,645 shares of our common stock and warrants exercisable for 1,032,258 shares of our common stock, or an aggregate of 3,612,903 shares of our common stock, approximately 10.8% of the outstanding shares of our common stock (including the shares issuable on conversion of the Series B Shares and exercise of the warrants issuable at the second closing). The aggregate number of shares issued pursuant to the private placement will increase substantially the number of shares of our capital stock currently outstanding on an as converted basis, and thereby the percentage ownership of our current stockholders will significantly decline as a result of the private placement. If both closings of the private placement are consummated, purchasers in the private placement will beneficially own approximately 38.63% of the outstanding shares of our capital stock, on an as converted basis assuming conversion of all the shares of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock and exercise of all the Warrants and the Exchange Warrants (upon which we will receive additional proceeds of approximately $7 million if exercised for cash) and assuming there is no further adjustment to the conversion prices of the Series A Shares and Series B Shares or the exercise price of the Warrants and Exchange Warrants.

Further, the "weighted average" and "full ratchet" anti-dilution protection provided to the Series A Shares and Series B Shares, respectively, could substantially increase the number of shares of our common stock currently outstanding. If we issue securities below the conversion prices of the Series A Shares and/or Series B Shares (subject to certain exceptions including shares issued under the Company's 2002 Stock Incentive Plan, as amended), there could be substantial additional dilution.

The proposed increase to the number of authorized shares of common stock is necessary for the Company to utilize the Put Option and sell an additional $4,000,000 of Series B Preferred Stock and accompanying Warrants, which, if accomplished, will result in a further substantial decrease in the percentage ownership of our current holders of common stock. Other than the second closing on the Private Placement, the increase in authorized common stock will not have any immediate effect on the rights of existing stockholders, as no additional specific use, of the additional shares is presently contemplated, although the Company has had and may continue to have equity financings and may have acquisitions or other transactions from time to time.

If the increase in authorized common stock is approved, however, the Board of Directors will have the authority to issue such authorized common stock without requiring future stockholder approval of such issuances, except as may be otherwise required by our Certificate of Incorporation and our Bylaws. To the extent that the additional authorized shares are issued in the future, they will decrease existing stockholders' percentage equity ownership and, depending on the price at which they are issued as compared to the price paid by existing stockholders for their shares, could be dilutive to the Company's existing stockholders. The holders of common stock have no preemptive rights to subscribe for or purchase any additional shares of common stock that may be issued in the future.

NECESSITY OF STOCKHOLDER APPROVAL

Our current authorized capital consists of 50,000,000 shares of common stock and 1,000,000 shares of preferred stock. Of the 50,000,000 shares of common stock, 29,845,730 shares are outstanding, 3,059,383 are reserved for issuance upon exercise of warrants, 9,492,776 of which are reserved for issuance upon outstanding options or reserved in our 2002 Stock Incentive Plan, as amended, 3,000,000 of which are reserved for issuance upon conversion of the Series A Shares, and 4,516,129 of which are reserved for issuance upon conversion of the Series B Shares and exercise of the Warrants sold at the May 9, 2005 initial closing of the Private Placement. The Company, therefore, does not have sufficient authorized common stock to issue the underlying 3,612,903 shares of common stock issuable upon conversion of the 4,000 Series B Shares which may be sold at the second closing of the Private Placement if we were to exercise our Put Option and the exercise of the additional Warrants we have agreed to issue whether or not we exercise our Put Option. Obtaining stockholder approval of the increase in the number of authorized shares of our common stock from 50,000,000 to 100,000,000 is a closing condition in the Securities Purchase Agreement for the completion of the Put Option portion of the Private Placement.

The Company's Board also believes that adoption of the proposed amendment to the Certificate of Incorporation to increase the number of authorized common shares from 50,000,000 to 100,000,000 is essential for the Company to have the ability to structure future financings, further increases as needed to the Company's 2002 Stock Incentive Plan, as amended, to provide additional incentive to attract and retain the best qualified personnel, and for possible future acquisitions (though the Company has no current agreements or understandings with respect to any such acquisitions). The Company believes that if the proposal to increase the authorized Common Stock to 100,000,000 shares is not approved, the Company's ability to enhance its growth through additional financing and acquisition transactions or other types of future transactions will be severely hampered.

AMENDMENT TO CERTIFICATE OF INCORPORATION

If approved, the first paragraph of Article IV of the Company's Amended and Restated Certificate of Incorporation shall be amended to read in its entirety as follows:

     "The total number of shares of all classes of stock which the Corporation shall have authority to issue is 101,000,000, of which 100,000,000 shares of the par value of $.01 per share shall be a separate class designated as Common Stock and 1,000,000 shares of the par value of $.01 per share shall be a separate class designated as Preferred Stock."

The proposed amendment to our Certificate of Incorporation necessary to increase the number of authorized shares of the Company's common stock from 50,000,000 to 100,000,000 is described above. A copy of the Certificate of Amendment to Amended and Restated Certificate of Incorporation which will accomplish this change is attached as Exhibit A.
                      ---------

REQUIRED VOTE

The affirmative vote of a majority of the issued and outstanding shares of the Company's common stock entitled to vote thereon is necessary for approval of the proposed amendment to the Certificate of Incorporation to increase the authorized common stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote "FOR" the approval of the amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 set forth in this Proposal 2.

                                   PROPOSAL 3

APPROVAL OF AMENDMENTS TO THE COMPANY'S CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES A CONVERTIBLE PREFERRED STOCK TO:

          - REDUCE THE CONVERSION PRICE OF THE SERIES A CONVERTIBLE PREFERRED STOCK FROM $5.00 TO $3.00; AND

          - REMOVE THE 5% DIVIDEND PREFERENCE OF THE SERIES A CONVERTIBLE PREFERRED STOCK.


BACKGROUND

We have entered into agreements with Satellite Strategic Finance Associates, LLC (which is the beneficial owner of more than 5% of our outstanding shares of common stock and may be deemed a related party), and Strategic Finance Partners, Ltd. related to a private placement of Series B Convertible Preferred Stock (the "SERIES B SHARES") and Warrants to Purchase Common Stock ("WARRANTS") to accredited investors (the "PRIVATE PLACEMENT"). The purpose for this proposal is to obtain one of the stockholder approvals necessary for the total contemplated financing and to facilitate the portion of the Private Placement that has not already closed.

SUMMARY

On May 9, 2005, Citadel completed the sale to the investors of $7 million of the Series B Shares, or 7,000 shares (convertible into approximately 4,516,129 shares of common stock at the initial conversion price of $1.55 per share) and Warrants to purchase approximately 1,806,451 shares of common stock. We have an option (the "PUT OPTION") to sell to the investors up to an additional $4 million of Series B Shares, or 4,000 shares (convertible into approximately 2,580,645 common shares), upon satisfaction of certain milestones, including stockholder approval of the matters contained in this Proposal 3.

A summary of the Private Placement is contained in Proposal 2 of this Proxy Statement and incorporated by reference.

NECESSITY OF STOCKHOLDER APPROVAL

The Company's Board of Directors has resolved that the consummation of the Private Placement, including the Series B Shares that may be sold if the Company exercises its Put Option, is in the best interests of the Company and its stockholders. Obtaining stockholder approval to reduce the conversion price of the Series A Convertible Preferred Stock (the "SERIES A SHARES") from $5.00 to $3.00 is a closing condition to completion of the Put Option portion of the Private Placement. The Series A Shares are owned by Satellite Strategic Finance Associates, LLC, which purchased 1,503,226 of the Series B Shares and which is an affiliate of Satellite Strategic Finance Partners Ltd., which purchased the remainder of the Series B Shares. The Board of Directors believes that having the flexibility to raise an additional $4 million in a second closing of the Private Placement may strengthen the Company's balance sheet and provide needed capital for expansion of the Company's sales and marketing efforts and further product development. If stockholder approval of this Proposal 3 is not obtained, and the Company is not able to sell the additional $4 million worth of Series B Shares and Warrants, these efforts may be hampered.

REDUCTION OF CONVERSION PRICE OF SERIES A CONVERTIBLE PREFERRED STOCK

Approval of this amendment to the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the "SERIES A CERTIFICATE") will have an immediate and substantial dilutive effect on the shares of the Company's common stock. The holder of the Series A Shares, Satellite Strategic Finance Associates, LLC (which is the beneficial owner of more than 5% of our outstanding shares of common stock and may be deemed a related party), agreed to waive the conversion price adjustments to the Series A Shares that would otherwise have resulted from the sale of the Series B Shares and Warrants for consideration less than the $5.00 conversion price of the Series A Shares in effect on the initial closing of the Private Placement. If stockholder approval is not obtained, the Series A holder's conditional waiver of the anti-dilution adjustment of the conversion price of the Series A Shares will no longer apply and the "weighted average" conversion price adjustment formula in the Series A Certificate will apply to the Series B Shares and Warrants and the Exchange Warrants sold in the initial closing of the Private Placement. This would result in a decrease of the conversion price to $4.34 per share, which is greater than the $3.00 per share conversion price we are seeking approval of. As a result, on conversion of the Series A Shares, we would be required to issue 5 million shares of common stock, as opposed to 3.46 million shares if the conversion price reduction is not approved. The second closing of the Private Placement, and the Company's ability to raise an additional $4 million through the sale and issuance of Series B Shares and Warrants, however, is conditioned upon the Company reducing of the conversion price of the Series A Shares from $5.00 to $3.00 (with no further adjustments for the Private Placement). Such reduction will result in the Series A Shares being convertible into 5,000,000 shares of common stock rather than 3,000,000 shares of Common Stock. The Series A Shares would also continue to have price-based anti-dilution protection using a "weighted average" formula; therefore, if the Company were to issue securities (subject to certain exceptions, including shares issued under the Company's 2002 Stock Incentive Plan, as amended) below the new $3.00 conversion price of the Series A Shares, the conversion price of the Series A Shares would adjust further and would further and potentially substantially reduce the percentage ownership of our current stockholders.

If the foregoing amendment to the Series A Certificate is approved, the definition of "Conversion Price" in Section 2 of the Series A Certificate will
                                    ---------
be revised to read in its entirety as follows:

     "Conversion Price" means $3.00, subject to adjustment as provided herein."
      ----------------

A copy of the Certificate of Amendment to Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock which will accomplish this change is attached as Exhibit B.
                                      ---------

REMOVAL OF SERIES A DIVIDEND PREFERENCE

The holder of the Series A Shares, Satellite Strategic Finance Associates, LLC (which is the beneficial owner of more than 5% of our outstanding shares of common stock and may be deemed a related party), has agreed to waive the 5% dividend preference of the Series A Shares contingent upon stockholder approval. If stockholder approval is not obtained, the Series A Shares will continue to have the 5% dividend preference and the Company will be required to pay the amounts of dividends foregone since May 2004, $175,000 per quarter, until the date of the Annual Meeting. If stockholder approval is obtained, however, the holder of Series A Shares has agreed that, in return for the lowering of the conversion price of the Series A Shares and the other consideration in the Private Placement, the 5% dividend preference payable quarterly on the Series A Shares will be removed. If this amendment to the Series A Certificate is approved, the removal of the Series a dividend preference will save the Company $750,000 in cash dividend payment obligations per year.

If the foregoing amendment to the Series A Certificate is approved, Section 4 of
                                                                    ---------
the Series A Certificate will be revised to read in its entirety as follows:

     4.     DIVIDENDS.  No dividends shall accrue on or with respect to the
            ---------
     Series A Preferred Stock.

A copy of the Certificate of Amendment to Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock which will accomplish this change is attached as Exhibit B.
                                      ---------

REQUIRED VOTE

The affirmative vote of a majority of the issued and outstanding shares of the Company's common stock entitled to vote thereon is necessary for approval of the proposed amendments to the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock to reduce the conversion price of the Series A Shares from $5.00 to $3.00 and to remove the dividend preference of the Series A Shares. The affirmative vote of the holders of 2/3rds of the Series A Shares is also required, and we have obtained that vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote "FOR" the approval of the amendments to the Company's Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock to reduce the conversion price of the Series A Shares from $5.00 to $3.00 and to remove the dividend preference of the Series A Shares set forth in this Proposal 3.

                                   PROPOSAL 4

APPROVAL OF THE PRIVATE PLACEMENT AND THE ISSUANCE OF THE SERIES B CONVERTIBLE PREFERRED STOCK, WARRANTS TO PURCHASE COMMON STOCK, AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE SERIES B CONVERTIBLE PREFERRED STOCK AND WARRANTS TO PURCHASE COMMON STOCK IN AN AMOUNT THAT, DUE TO ANTI-DILUTION PROVISIONS, COULD POTENTIALLY BE 20% OR MORE OF OUR COMMON STOCK OUTSTANDING AS OF THE DATE OF ISSUANCE, MAY 9, 2005 IN ORDER TO SATISFY NASDAQ SMALLCAP MARKET LISTING REQUIREMENTS DESCRIBED BELOW.

          -    THE NASDAQ 20% RULE WHICH REQUIRES STOCKHOLDER APPROVAL OF
               THE ISSUANCE BECAUSE THE ISSUANCE COULD POTENTIALLY RESULT IN 20% OR MORE OF OUR COMMON STOCK OUTSTANDING AS OF MAY 9, 2005 (THE CLOSING DATE OF THE SERIES B CONVERTIBLE PREFERRED STOCK PRIVATE PLACEMENT) BEING ISSUED; AND

          -    THE NASDAQ CHANGE OF CONTROL RULE WHICH REQUIRES
               SHAREHOLDER APPROVAL OF THE ISSUANCES BECAUSE THE ISSUANCE COULD POTENTIALLY RESULT IN A CHANGE OF CONTROL.


BACKGROUND

We have entered into agreements with Satellite Strategic Finance Associates, LLC (which is the beneficial owner of more than 5% of our outstanding shares of common stock and may be deemed a related party), and Strategic Finance Partners, Ltd. related to a private placement of Series B Convertible Preferred Stock (the "SERIES B SHARES") and Warrants to Purchase Common Stock ("WARRANTS") to accredited investors (the "PRIVATE PLACEMENT"). The purpose for this proposal is to obtain one of the stockholder approvals necessary for the total contemplated financing and to facilitate the portion of the Private Placement that has not already closed.

SUMMARY

On May 9, 2005, Citadel completed the sale to the investors of $7 million of the Series B Shares, or 7,000 shares (convertible into approximately 4,516,129 shares of common stock at the initial conversion price of $1.55 per share) and Warrants to purchase approximately 1,806,451 shares of common stock. We have an option (the "PUT OPTION") to sell to the investors up to an additional $4 million of Series B Shares, or 4,000 shares (convertible into approximately 2,580,645 common shares), upon satisfaction of certain milestones, including stockholder approval of the matters contained in this Proposal 4.

The transactions have had the effect of reducing the percentage ownership of our current common stockholders. At the initial closing, we issued Series B Shares convertible into 4,516,129 shares of our common stock and warrants exercisable for 1,806,452 shares of our common stock, or an aggregate of 6,322,580 shares of our common stock, approximately 17.48% of the outstanding shares of our common stock (including the shares issuable on conversion of the Series B Shares and exercise of the warrants issued at the initial closing). In addition, consummation of the second closing of the Private Placement, if we exercise our Put Option would further reduce the percentage ownership of our current stockholders, as we would issue additional Series B Shares convertible into 2,580,645 shares of our common stock and warrants exercisable for 1,032,258 shares of our common stock, or an aggregate of 3,612,903 shares of our common stock, approximately 10.8% of the outstanding shares of our common stock (including the shares issuable on conversion of the Series B Shares and exercise of the warrants issuable at the second closing).

A summary of the Private Placement is contained in Proposal 2 of this Proxy Statement and incorporated herein by reference.

NASDAQ LISTING REQUIREMENTS

The Nasdaq Stock Market has rules that prohibit listed companies from issuing 20% or more of a company's outstanding shares of common stock (or securities convertible into or exercisable for common stock) at less than the greater of market price or book value per share, unless stockholder approval is received before such issuances.

Although the Series B Shares and Warrants have conversion and exercise prices in excess of the market price and book value per share as of the date of issuance, due to the anti-dilution provisions in the Series B Shares and Warrants, the issuance of the shares issuable upon conversion of the Series B Shares and upon exercise of the Warrants could potentially result in 20% or more of our outstanding common stock on May 9, 2005 (and/or the closing date of the second closing on the Private Placement if the Company exercises its Put Option) being issued below the market price. We are therefore seeking shareholder approval of the Series B

Convertible Preferred Stock Private Placement. Citadel has agreed not to issue its Common Stock or securities convertible into Common Stock at a price per share less than the market price on the date of the closing of the Private Placement until shareholder approval is obtained in order to prevent the conversion and exercise prices from being less than the market price on the date of issuance.

NECESSITY OF STOCKHOLDER APPROVAL

Our common stock is listed on the Nasdaq SmallCap Market and, as such, we are subject to the NASD Marketplace Rules. Nasdaq Marketplace Rule 4350(i)(1)(D) (the "NASDAQ 20% RULE") requires that an issuer obtain stockholder approval prior to the issuances of common stock or securities convertible into or exchangeable for common stock at a price equal to or less than the greater of market or book value of such securities (on an as-converted basis) if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction.

Shares of common stock issuable upon the exercise or conversion of the Series B Shares and the Warrants issued in the Private Placement are considered common stock issued for purposes of determining whether the 20% limit has been reached in the private placement transactions.

Although the common stock issuable upon the exercise or conversion of the Series B Shares and the Warrants will initially have been issued at a premium to the market prices on the initial closing date of the Private Placement, the conversion price of the Series B Shares and the exercise price of the Warrants are may adjust downward if the Company issues securities (subject to certain exceptions including shares issued under the Company's 2002 Stock Incentive Plan, as amended) below the conversion or exercise price of such securities. If adjustments to the conversion price of the Series B Shares and/or exercise price of the Warrants take place, the underlying shares of common stock issuable upon conversion and exercise thereof may be deemed to have been issued below the market price of the Company's common stock on the closing date of the Private Placement. Because of these potential adjustments, we are seeking stockholder approval of the Private Placement in order to comply with the Nasdaq 20% rule.

Nasdaq Marketplace Rule 4350(i)(1)(B) (the "NASDAQ CHANGE OF CONTROL RULE") requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which will result in a change of control of the issuer. Generally, NASD interpretations provide that 20% ownership of the shares of an issuer by one person or group of affiliated persons is deemed to be control of such issuer. Restrictions in the Securities Purchase Agreement and the Certificate of Designations, Preferences and Rights of Series B Preferred Stock prohibit the holders of Series B Shares from acquiring, pursuant to those securities, more than 19.99% of our shares of Common Stock at any time prior to our receipt of stockholder approval for the Private Placement. If stockholder approval is granted under this Proxy, the number of shares issuable upon the exercise or conversion of the Warrants or Series B Shares may result, if adjustments in the exercise price or conversion price are made, in one purchaser or an affiliated group of purchasers owning more than 20% of our shares of Common Stock.

The stockholders should note that the change of control under the NASD interpretations apply only with respect to the Marketplace Rules of the NASD. Notwithstanding such NASD rules, we do not deem the Private Placement to be an actual change in control.

In order to permit the second closing of the Private Placement, and in order to comply with the Nasdaq 20% Rule and the Nasdaq Change of Control Rule, we are seeking stockholder approval for the potential issuance of securities in excess of the Nasdaq limitations upon conversion or redemption of any of the Series B Shares or upon exercise of any of the Warrants issued in the first or second closing of the Private Placement.

The second closing of the Private Placement is contingent upon stockholder approval, and stockholder approval of the matters in this Proposal 4 is one closing condition that will allow us to sell an additional $4 million of Series B Shares.

REQUIRED VOTE

The affirmative vote of a majority of the issued and outstanding shares of the Company's common stock entitled to vote thereon is necessary for approval of the issuance of the Series A Shares, the Series B Shares, the Series A Warrants, the Warrants and the Exchange Warrants, and the common stock issuable upon conversion and exercise of such securities in amounts that may exceed the Nasdaq 20% Rule and the Nasdaq Change of Control Rule sold or to be sold in the initial closing on May 9, 2005 of the Private Placement and the second closing of the Private Placement, if and when it occurs.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote "FOR" the approval of the issuance of the Series A Shares, the Series B Shares, the Series A Warrants, the Warrants and the Exchange Warrants, and the common stock issuable upon conversion and exercise of such securities in amounts that may exceed the Nasdaq 20% Rule and the Nasdaq Change of Control Rule sold or to be sold in the initial closing on May 9, 2005 of the Private Placement and the second closing of the Private Placement set forth in this Proposal 4.

                                   PROPOSAL 5

APPROVAL OF THE ISSUANCE OF THE COMMON STOCK ISSUABLE UPON CONVERSION OF THE SERIES A CONVERTIBLE PREFERRED STOCK AND WARRANTS TO PURCHASE COMMON STOCK
ISSUED IN CONNECTION WITH THE SERIES A CONVERTIBLE PREFERRED STOCK (AND THE WARRANTS ISSUED IN EXCHANGE OF SUCH WARRANTS) IN AN AMOUNT THAT, DUE TO ANTI-DILUTION PROVISIONS, COULD BE 20% OR MORE OF OUR COMMON STOCK OUTSTANDING AS OF FEBRUARY 10, 2004, IN ORDER TO SATISFY NASDAQ SMALLCAP MARKET LISTING REQUIREMENTS DESCRIBED BELOW:

          - THE NASDAQ 20% RULE WHICH REQUIRES STOCKHOLDER APPROVAL OF THE ISSUANCES BECAUSE THE ISSUANCE COULD POTENTIALLY RESULT IN 20% OR MORE OF OUR COMMON STOCK OUTSTANDING AS OF, IN THE CASE OF THE SERIES A CONVERTIBLE PREFERRED STOCK PRIVATE PLACEMENT, FEBRUARY 10, 2004; AND

          - THE NASDAQ CHANGE OF CONTROL RULE WHICH REQUIRES SHAREHOLDER APPROVAL OF THE ISSUANCES BECAUSE THE ISSUANCE COULD POTENTIALLY RESULT IN A CHANGE OF CONTROL.


BACKGROUND

We have entered into agreements with Satellite Strategic Finance Associates, LLC (which is the beneficial owner of more than 5% of our outstanding shares of common stock and may be deemed a related party), and Strategic Finance Partners, Ltd. related to the amendment of the Series A Convertible Preferred Stock (the "SERIES A SHARES") and Warrants to Purchase Common Stock ("SERIES A WARRANTS") sold to Satellite Strategic Finance Associates, LLC in February 2004 (the "SERIES A PRIVATE PLACEMENT"). The purpose for this proposal is to obtain one of the stockholder approvals necessary for the total contemplated financing and to facilitate the portion of the Series B Private Placement that has not already closed.

SUMMARY

In February 2004, Citadel completed the sale to Satellite Strategic Finance Associates, LLC (which is the beneficial owner of more than 5% of our outstanding shares of common stock and may be deemed a related party), of $15 million of Series A Convertible Preferred Stock (convertible into 3 million shares at the initial conversion price of $5 per share) and Warrants to purchase
1.2 million shares of common stock at an exercise price of $5.15 per share.

In addition, on May 9, 2005, Citadel completed the sale to the investors of $7 million of the Series B Shares, or 7,000 shares (convertible into approximately 4,516,129 shares of common stock at the initial conversion price of $1.55 per share) and Warrants to purchase approximately 1,806,451 shares of common stock. We have an option (the "PUT OPTION") to sell to the investors up to an additional $4 million of Series B Shares, or 4,000 shares (convertible into approximately 2,580,645 common shares), upon satisfaction of certain milestones, including stockholder approval of the matters contained in Proposals 2, 3 and 4.

The Series B transactions have had the effect of reducing the percentage ownership of our current common stockholders. At the initial closing, we issued Series B Shares convertible into 4,516,129 shares of our common stock and warrants exercisable for 1,806,452 shares of our common stock, or an aggregate of 6,322,580 shares of our common stock, approximately 17.48% of the outstanding shares of our common stock (including the shares issuable on conversion of the Series B Shares and exercise of the warrants issued at the initial closing). In addition, consummation of the second closing of the Private Placement, if we exercise our Put Option would further reduce the percentage ownership of our current stockholders, as we would issue additional Series B Shares convertible into 2,580,645 shares of our common stock and warrants exercisable for 1,032,258 shares of our common stock, or an aggregate of 3,612,903 shares of our common stock, approximately 10.8% of the outstanding shares of our common stock (including the shares issuable on conversion of the Series B Shares and exercise of the warrants issuable at the second closing).

A summary of the Private Placements is contained in Proposal 2 of this Proxy Statement and incorporated herein by reference.

NASDAQ LISTING REQUIREMENTS

The Nasdaq Stock Market has certain rules that prohibit listed companies from issuing 20% or more of a company's outstanding shares of common stock (or securities convertible into or exercisable for common stock) at less than the greater of market price or book value per share, unless stockholder approval is received before such issuances.

Because the issuance of the shares issuable upon conversion of the Series A Shares and upon exercise of the Series A Warrants or the warrants to purchase shares of common stock issued in exchange for the Series A Warrants (the "EXCHANGE WARRANTS") could potentially result in 20% or more of our outstanding common stock on February 10, 2004 being issued below the market price and because the shares upon conversion of the Series A Shares and upon exercise of the Series A Warrants or Exchanged Warrants could potentially result in an investor holding 20% or more of our Common Stock, we are seeking shareholder approval of the February 10, 2004 Series A private placement.

NECESSITY OF STOCKHOLDER APPROVAL

Our common stock is listed on the Nasdaq SmallCap Market and, as such, we are subject to the NASD Marketplace Rules. Nasdaq Marketplace Rule 4350(i)(1)(D) (the "NASDAQ 20% RULE") requires that an issuer obtain stockholder approval prior to the issuances of common stock or securities convertible into or exchangeable for common stock at a price equal to or less than the greater of market or book value of such securities (on an as-converted basis) if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction.

Shares of common stock issuable upon the exercise or conversion of the Series A Shares, the Series A Warrants and the Exchange Warrants issued in the Series A private placement are considered common stock issued for purposes of determining whether the 20% limit has been reached in the private placement transactions.

Although the common stock issuable upon the exercise or conversion of the Series A Shares and the Series A Warrants would initially have been issued at a premium to the market prices on the closing date of the Series A private placement, it is proposed (see Proposal 3) that the conversion price of the Series A Shares be lowered to $3.00 per share, which price is below the price of our common stock on February 10, 2004, and the $1.75 exercise price of the Exchange Warrants issued in exchange of the Series A Warrants is below the price of our common stock on February 10, 2004. The Series A Shares and the Exchange Warrants are subject to further downward adjustments to the conversion price and exercise price if the Company issues securities (subject to certain exceptions including shares issued under the Company's 2002 Stock Incentive Plan, as amended) below the conversion or exercise price of such securities. Because of these adjustments we are seeking stockholder approval of the Series A private placement on February 10, 2004 and the issuance of the common stock issuable upon the exercise or conversion of the Series A Shares and the Series A Warrants in order to comply with the Nasdaq 20% Rule.

Nasdaq Marketplace Rule 4350(i)(1)(B) (the "NASDAQ CHANGE OF CONTROL RULE") requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which will result in a change of control of the issuer. Generally, NASD interpretations provide that 20% ownership of the shares of an issuer by one person or group of affiliated persons is deemed to be control of such issuer. Restrictions in the Securities Purchase Agreement and the Certificate of Designations, Preferences and Rights of Series B Preferred Stock prohibit the holders of Series B Shares from acquiring, pursuant to those securities, more than 19.99% of our shares of Common Stock at any time prior to our receipt of stockholder approval for the Private Placement. If stockholder approval is granted under this Proxy, the number of shares issuable upon the exercise or conversion of the Warrants or Series B Shares may result, if adjustments in the exercise price or conversion price are made, in one purchaser or an affiliated group of purchasers owning more than 20% of our shares of Common Stock.

The stockholders should note that the change of control under the NASD interpretations apply only with respect to the Marketplace Rules of the NASD. Notwithstanding such NASD rules, we do not deem the Private Placement to be an actual change in control.

In order to permit the second closing of the Series B Private Placement, and in order to comply with the Nasdaq 20% Rule and the Nasdaq Change of Control Rule, we are seeking stockholder approval for the potential issuance of securities in excess of the Nasdaq limitations upon conversion or redemption of any of the Series A Shares, or upon exercise of any of the Series A Warrants or Exchange Warrants issued in the Series A Private Placement.

The second closing of the Private Placement is contingent upon stockholder approval, and stockholder approval of the matters in this Proposal 5 is one closing condition that will allow us to sell an additional $4 million of Series B Shares.

REQUIRED VOTE

The affirmative vote of a majority of the issued and outstanding shares of the Company's common stock entitled to vote thereon is necessary for approval of the issuance of the Series A Shares, the Series B Shares, the Series A Warrants, the Warrants and the Exchange Warrants, and the common stock issuable upon conversion and exercise of such securities in amounts that may exceed the Nasdaq 20% Rule and the Nasdaq Change of Control Rule sold or to be sold in the Series A private placement of February 10, 2004.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote "FOR" the approval of the issuance of the Series A Shares, the Series A Warrants, and the Exchange Warrants, and the common stock issuable upon conversion and exercise of such securities in amounts that may exceed the Nasdaq 20% Rule and the Nasdaq Change of Control Rule sold or to be sold in the Series A private placement of February 10, 2004, set forth in this Proposal 5.

                                   PROPOSAL 6

  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

GENERAL

The Audit Committee has selected KBA Group LLP, an independent registered public accounting firm, to audit our financial statements for fiscal 2005. KBA Group LLP has served as Citadel's independent registered public accounting firm since 2002. We are asking the stockholders to ratify the appointment of KBA Group LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005. KBA Group LLP was appointed by the Audit Committee in accordance with its charter.

In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company's and our stockholders' best interests.

The Audit Committee has approved all services provided by KBA Group LLP. A member of KBA Group LLP will be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions you may ask.

VOTE REQUIRED

If a quorum is present and voting, the affirmative vote of a majority of the votes cast affirmatively or negatively on this proposal at the Annual Meeting is necessary to ratify the appointment of KBA Group LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

BOARD RECOMMENDATION

The Board recommends that you vote "FOR" the ratification of appointment of KBA Group LLP as the Company's independent registered public accounting firm.

                            AUDIT AND NON-AUDIT FEES

The following table sets forth fees for services KBA Group LLP provided during fiscal years 2004 and 2003:

(1)  Audit  Fees:

Fees for audit services provided by KBA Group LLP and its predecessor total approximately $112,000 for 2004 and approximately $85,000 for 2003, including fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-QSB and review of the registration statements.

(2)  Non-Audit  Related  Fees:

KBA Group LLP did not bill the Company any non-audit related fees during 2004 or 2003.

(3)  Tax  Fees:

KBA Group LLP did not bill the Company any tax fees during 2004 or 2003.

(4)  All  Other  Fees:

KBA Group LLP did not bill the Company any other fees during 2004 or 2003.

(5)  Audit Committee's Pre-Approval Policies and Procedures

(i) The audit committee of the board of directors approves the scope of services and fees of the independent Registered Public Accounting Firm on an annual basis, generally prior to the beginning of the services.

(ii) The audit committee of the board of directors reviews approved 100% of the fees for the services above.

                          REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC nor shall this information be incorporated by reference into any future filing under the 33 Act or the 34 Act, except to the extent that Citadel specifically incorporates it by reference into such filing.

April 29, 2004

To the Board of Directors of Citadel Security Software Inc.

We have reviewed and discussed the financial statements of the Company to be set forth in the Company's 2004 Annual Report to Shareholders and at Item 7 of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, with management of the Company and KBA Group LLP, independent registered public accounting firm for the Company.

We have discussed with KBA Group LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," Statement on Auditing Standards No. 99, "Consideration of Fraud in a Financial Statement Audit" and Securities and Exchange Commission rules regarding auditor independence discussed in Final SEC Releases Nos. 33-8183 and 33-8183a.

We have received the written disclosures and the letter from KBA Group LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and have discussed with KBA Group LLP its independence from the Company.

Based on the review and discussions with management of the Company and KBA Group LLP referred to above, we recommended to the Board of Directors that the Company publish the financial statements of the Company for the year ended December 31, 2004 in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 and in the Company's 2004 Annual Report to Shareholders.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles; that is the responsibility of management and the Company's independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (ii) the report of the Company's independent registered public accounting firm with respect to such financial statements.

Submitted by the members of the Audit Committee of the Board of Directors.


                              Chris A. Economou

                              Major General (Ret.) John Leide

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2006 ANNUAL MEETING

Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2006 Annual Meeting must be received by the Secretary of the Corporation by December 31, 2005. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. It is suggested the proposal be submitted by certified mail - return receipt requested. Shareholders who intend to present a proposal at the 2006 Annual Meeting without including such proposal in the Corporation's proxy statement must provide the Secretary of the Corporation notice of such proposal no later than March 15, 2006. The Corporation reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders who wish to communicate with the Board of Directors or a particular director may send a letter to the Secretary of the Corporation at Two Lincoln Centre, Suite 1600, 5420 LBJ Freeway, Dallas, Texas 75240, U.S.A. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication." All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

ANNUAL REPORT

A copy of the 2004 Form 10-KSB report as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to shareholders without charge upon written request to the Secretary of the Company, Two Lincoln Centre, Suite 1600, 5420 LBJ Freeway, Dallas, Texas 75240, U.S.A. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of the Corporation on May 24, 2005. Exhibits to the Form 10-KSB will be mailed upon similar request and payment of specific fees. The 2004 Form 10-KSB is also available through the Securities and Exchange Commission's website (www.sec.gov).

PLEASE READ THIS ENTIRE DOCUMENT. As of the date of this statement your management knows of no business to be presented to the meeting that is not referred to in the accompanying notice. As to other business that may properly come before the meeting, it is intended that proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with their best judgment, including upon any shareholder proposal about which the Corporation did not receive timely notice.

Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Exchange Act, and in accordance therewith, file annual and quarterly reports, proxy and/or information statements and other information with the SEC. Reports, proxy statements and other information we file can be accessed electronically by means of the SEC's home page on the Internet at www.sec.gov, on our web site at
                                          -----------
www.citadel.com. A copy of any public filing is also available, at no charge, by
---------------
contacting Steven B. Solomon at 214-520-9292.

                         By Order of the Board of Directors

                         /s/ Steven B. Solomon
                         ---------------------
                         Steven B. Solomon, Secretary
                         Dallas, Texas
                         June __, 2005

                                    Exhibit A
                                    ---------

                            CERTIFICATE OF AMENDMENT

             OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

                         CITADEL SECURITY SOFTWARE INC.


Citadel Security Software Inc., a corporation organized and existing under the laws of the State of

Delaware, hereby certifies as follows:

A. The name of the corporation is Citadel Security Software Inc. The original Certificate of Incorporation of the corporation was filed with the Delaware
Secretary  of  State  on  December  20,  1996.

B. This Certificate of Amendment was duly adopted by the corporation's directors and stockholders in accordance with the applicable provisions of Sections 228 and 242 of the Delaware General Corporation Law.

C. The Certificate of Incorporation, as heretofore amended, is hereby further amended by changing the first paragraph of ARTICLE IV so that, as amended, the first paragraph of said Article shall be and read as follows:

     The total number of shares of all classes of stock which the Corporation shall have authority to issue is 101,000,000, of which 100,000,000 shares of the par value of $.01 per share shall be a separate class designated as Common Stock and 1,000,000 shares of the par value of $.01 per share shall be a separate class designated as Preferred Stock.

IN WITNESS WHEREOF, the corporation has caused this Certificate to be signed by Steven B. Solomon its Chief Executive Officer and President, this ____ day of _____, 2005.


                                   Citadel  Security  Software  Inc.

                                   -----------------------------------------
                                   Steven  B.  Solomon
                                   Chief  Executive  Officer  and  President

                                    Exhibit B


                            CERTIFICATE OF AMENDMENT

            OF CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF

                     SERIES A CONVERTIBLE PREFERRED STOCK OF

                         CITADEL SECURITY SOFTWARE INC.


Citadel Security Software Inc., a corporation organized and existing under the laws of the State of

Delaware, hereby certifies as follows:

A. The name of the corporation is Citadel Security Software Inc. The original Certificate of Incorporation of the corporation was filed with the Delaware Secretary of State on December 20, 1996.

B. This Certificate of Amendment was duly adopted by the corporation's directors and stockholders in accordance with the applicable provisions of Sections 228 and 242 of the Delaware General Corporation Law.

C. The Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock is hereby amended by changing the definition of "Conversion Price" set forth in Section 2 so that, as amended, the definition of
                                ---------
"Conversion  Price"  shall  be  and  read  as  follows:

     "Conversion Price" means $3.00, subject to adjustment as provided herein.
      ----------------

D. The Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock is hereby amended by changing Section 4 so that, as
                                                           ---------
amended,  Section  4  shall  be  and  read  as  follows:
         ---------

     4.     DIVIDENDS.  No dividends shall accrue on or with respect to the
            ---------
     Series A Preferred Stock.

IN WITNESS WHEREOF, the corporation has caused this Certificate to be signed by Steven B. Solomon its Chief Executive Officer and President, this ____ day of _____, 2005.


                                   Citadel  Security  Software  Inc.

                                   -----------------------------------------
                                   Steven  B.  Solomon
                                   Chief  Executive  Officer  and  President

                                   Appendix A

                          Securities Purchase Agreement

          This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of May
                                                    ---------
9, 2005, is by and between CITADEL SECURITY SOFTWARE INC., a Delaware corporation (the "Company"), and each of the entities whose names appear on the
                   -------
signature  pages  hereof.  Such  entities  are  each  referred  to  herein as an
"Investor"  and,  collectively,  as  the  "Investors".
 --------                                  ---------

          A. The Company wishes to sell to each Investor, and each Investor wishes to purchase, on the terms and subject to the conditions set forth in this Agreement, (A) shares (the "Preferred Shares") of the Company's Series B
                                -----------------
Convertible  Preferred  Stock  (the  "Preferred  Stock")  having  the rights and
                                      ----------------
privileges set forth in the form of Certificate of Designation attached hereto as Exhibit A (the "Certificate of Designation" or "Certificate"), (B) one or
    ----------         --------------------------      -----------
more  Warrant  in  the form attached hereto as Exhibit B (each, a "Warrant" and,
                                               ---------           -------
collectively,  the  "Warrants").
                     --------

          B. The Preferred Stock will be convertible into shares of the Company's common stock, par value $0.01 per share (the "Common Stock") at the
                                                           ------------
Conversion Price (as defined below) and such shares are referred to herein as the "Conversion Shares". Each Warrant issued to an Investor will entitle such
      ------------------
Investor to purchase a number of shares of Common Stock equal to (i) the purchase price paid by such Investor for the Preferred Shares and Warrant being purchased by such Investor divided by (ii) the Conversion Price times (iii)
                               -----------                           -----
forty percent (40%). The Warrants will have an exercise price equal to $1.75 per share (subject to adjustment as provided therein) and will expire on the tenth (10th) anniversary of the issuance thereof. The shares of Common Stock into which the Warrants are exercisable are referred to herein as the "Warrant
                                                                         -------
Shares".  The  Preferred  Shares,  the  Conversion  Shares, the Warrants and the
------
Warrant Shares are collectively referred to herein as the "Securities".
                                                           ----------


          C. The Company has agreed to effect the registration of the Conversion Shares and the Warrant Shares under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Rights Agreement in
                --------------
the  form  attached  hereto  as Exhibit C (the "Registration Rights Agreement").
                                ---------       -----------------------------

          D. The sale of the Preferred Shares and the Warrants by the Company to the Investors will be effected in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as
                                                              ------------
promulgated  by  the  Commission  (as  defined  below) under the Securities Act.

          In consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Investor hereby agree as follows:

1.   PURCHASE  AND  SALE  OFPREFERRED  SHARES  AND  WARRANTS.
     -------------------------------------------------------

     1.1  Initial  Closing.  Upon  the  terms and subject to the satisfaction or
          ----------------
waiver of the conditions set forth herein, the Company agrees to sell and each Investor agrees to purchase for the Purchase Price (as defined below) (i) the number of Preferred Shares set forth below such Investor's name on the signature pages hereof (each, an "Initial Preferred Share" and, together with the other
                           -----------------------
Preferred Shares issued and sold at the Initial Closing (as defined below), the "Initial Preferred Shares") and (ii) a Warrant to purchase the number of Warrant
 ------------------------
Shares  indicated  on  the  signature  page  hereof  (an  "Initial Warrant" and,
                                                           ---------------
together  with  the  other  Warrants issued and sold at the Initial Closing, the
"Initial  Warrants").  The  closing  of  the  purchase  and  sale of the Initial
 -----------------
Preferred  Shares and Initial Warrants (the "Initial Closing") will be deemed to
                                             ---------------
occur at the offices of Duval & Stachenfeld LLP, 300 East 42nd Street, New York, New York 10017, when (A) this Agreement and the other Initial Transaction
Documents (as defined below) have been executed and delivered by the Company and, to the extent applicable, by each Investor, (B) each of the conditions to the Initial Closing described in Sections 5.1 and 5.2 hereof has been satisfied
                                  ------------     ---
or waived by the Company or each Investor, as appropriate, and (C) each Investor shall have delivered the Purchase Price payable by it to the Company by wire transfer of immediately available funds against physical delivery of duly executed certificates representing the Initial Preferred Shares and Initial Warrant being purchased by such Investor. The date on which the Initial Closing occurs is referred to herein as the "Initial Closing Date".
                                            ----------------------

     1.2  Put  Option  Closing.  In the event that each Put Option Milestone (as
          --------------------
defined below) is achieved on each Business Day occurring during the period beginning on (and including) the Approval Date (as defined below) and ending on (and including) the tenth (10th) Business Day following the later of (a) the Approval Date and (b) the First Registration Deadline as defined in the Registration Rights Agreement (such tenth Business day, the "Put Option Closing
                                                              ------------------
Date"),  the  Company  shall  have  the right, upon the terms and subject to the
----
satisfaction or waiver of the conditions set forth herein, to require each Satellite Entity (as defined below) to purchase for the Purchase Price, (i) up to such Satellite Entity's pro rata share (based on the number of Initial Preferred Shares purchased by each Satellite Entity) of a number of Preferred Shares having an aggregate Stated Value equal to the Put Option Aggregate Stated Value (as defined below) (subject to adjustment for stock splits, dividends and similar events) (each, a "Put Option Preferred Share" and, together with the
                              --------------------------
other  Preferred  Shares  issued  and  sold  at the Put Option Closing, the "Put
                                                                             ---
Option  Preferred  Shares"),  and  (ii)  a  Warrant (a "Put Option Warrant" and,
-------------------------                               ------------------
together with the other Warrants issued and sold at the Put Option Closing, the "Put Option Warrants"). In order to exercise such right, the Company must
 ---------------------
deliver  written  notice thereof to each Satellite Entity (a "Put Option Closing
                                                              ------------------
Notice") on or before the seventh (7th) Business Day following the Approval Date
------
(the  "Put  Option  Closing  Notice  Deadline").
       --------------------------------------

     The closing of the purchase and sale of the Put Option Preferred Shares and the Put Option Warrants (the "Put Option Closing") will occur at the offices of
                               ------------------
Duval & Stachenfeld, LLP, 300 East 42nd Street, New York, New York 10017, on the Put Option Closing Date, provided that each of the conditions to the Put Option Closing described in Sections 5.3 and 5.4 hereof has been satisfied or waived by
                     ------------     ---
the Company or each Satellite Entity, as appropriate. The Put Option Closing will be deemed to occur, subject to the terms and conditions set forth in this Agreement, when (A) each of the Put Option Transaction Documents (as defined below) has been executed and delivered by the Company and, to the extent applicable, by each Satellite Entity, and (B) each Satellite Entity has delivered the Purchase Price payable by it to the Company by wire transfer of immediately available funds against physical delivery of duly executed certificates representing the Put Option Preferred Shares and Put Option Warrant being purchased by such Satellite Entity. If the Company has not delivered the Put Option Closing Notice by the Put Option Closing Notice Deadline, or if the Put Option Closing has not occurred due to a failure by the Company to reach the Put Option Milestones or satisfy the other conditions to a Satellite Entity's obligation to purchase Put Option Preferred Shares and a Put Option Warrant, the Company shall, within 5 business days following the Put Option Closing Notice Deadline, and without any further payment or consideration owing to it, issue and deliver to each Satellite Entity a warrant substantially in the form of the Warrants, exercisable into the number of shares of Common Stock that would have been subject to the Put Option Warrants had they been issued (without regard to any restriction on such conversion), with an exercise price equal to $1.75 (subject to adjustment as specified therein).

     Each of the Initial Closing and the Put Option Closing are hereinafter referred to as a "Closing". The Initial Preferred Shares and the Put Option
                      -------
Preferred  Shares are collectively referred to herein as the "Preferred Shares";
                                                              ----------------
the Initial Preferred Stock and the Put Option Preferred Stock is collectively referred to herein as the "Preferred Stock"; and the Initial Warrants and the
                              ---------------
Put Option Warrants are collectively referred to herein as the "Warrants".
                                                                --------

     1.3  Certain Definitions.  When used herein, the following terms shall have
          -------------------
the  respective  meanings  indicated:

                    "Affiliate"  means, as to any Person (the "subject Person"),
                     ---------                                 --------------
any other Person (a) that directly or indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, the subject Person, (b) that directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting equity of the subject Person, or (c) ten percent (10%) or more of the voting equity of which is directly or indirectly beneficially owned or held by the subject Person. For the purposes of this definition, "control" when used with
                                                         -------
respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, through representation on such Person's board of directors or other management committee or group, by contract or otherwise.

                    "Approval Date" means the date on which Stockholder Approval
                     -------------
has  been  obtained.

                    "Board of Directors" means the Company's board of directors.
                     ------------------

                    "Business Day" means any day other than a Saturday, a Sunday
                     ------------
or a day on which the New York Stock Exchange or commercial banks located in New York City are authorized or permitted by law to close.

                    "Cap  Amount" means 19.99% of the number of shares of Common
                     -----------
Stock outstanding on the Closing Date (subject to adjustment upon a stock split, stock dividend or similar event).

                    "Certificate  of  Designation"  has the meaning specified in
                     ----------------------------
the  preamble  to  this  Agreement.

                    "Closing  Date"  means  each of the Initial Closing Date and
                     -------------
the  Put  Option  Closing  Date.

                    "Commission" means the United States Securities and Exchange
                     ----------
Commission.

                    "Common  Stock"  means the common stock, par value $0.01 per
                     -------------
share,  of  the  Company.

                    "Conversion Price" means $1.55 (subject to adjustment as set
                     ----------------
forth  in  the  Certificate).

                    "Debt"  means,  as  to  any  Person  at  any  time:  (a) all
                     ----
indebtedness, liabilities and obligations of such Person for borrowed money; (b) all indebtedness, liabilities and obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than 60 days; (c) all capital lease obligations of such Person; (d) all indebtedness, liabilities and obligations of others guaranteed by such Person;
(e) all indebtedness, liabilities and obligations secured by a Lien existing on Property owned by such Person, whether or not the indebtedness, liabilities or obligations secured thereby have been assumed by such Person or are non-recourse to such Person; (f) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments; and (g) all indebtedness, liabilities and obligations of such Person to redeem or retire shares of capital stock of such Person.

                    "Environmental  Law"  means  any federal, state, provincial,
                     ------------------
local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any Permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of hazardous materials.

                    "ERISA" means the Employee Retirement Income Security Act of
                     -----
1974,  as amended, and the regulations and published interpretations thereunder.

                    "Exchange Act" means the Securities Exchange Act of 1934, as
                     ------------
amended  (or  any  successor  act),  and  the  rules and regulations thereunder.

                    "Excluded Security" means (i) the Securities; (ii) shares of
                     -----------------
Common Stock issuable upon conversion of the Series A Preferred Stock; (iii) shares of Common Stock issuable or issued to employees, consultants or directors from time to time upon the exercise of options, in such case granted or to be granted in the discretion of the Board of Directors pursuant to one or more stock option plans or agreements or restricted stock plans or agreements in effect as of the Closing Date and up to an additional 500,000 shares of Common Stock issuable or issued to employees, directors, consultants or lenders from time to time as shares or upon the exercise of options or warrants, which may be granted in the discretion of the Board of Directors pursuant to one or more agreements, stock option plans or agreements or restricted stock plans or agreements approved by the independent directors of the Board of Directors after the Closing Date; (iv) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; and (v) shares of Common Stock issued in connection with the acquisition by the Company of any corporation or other entity as long as a fairness opinion with respect to such acquisition is rendered by an investment bank of national recognition.

                    "Execution  Date"  means  the  date  of  this  Agreement.
                     ---------------

                    "First  Registration Statement" has the meaning set forth in
                     -----------------------------
the  Registration  Rights  Agreement.

                    "Floor  Price"  means  $1.26,  subject  to adjustment in the
                     ------------
event  of  a  stock  split,  stock  dividend  or  similar  event.

                    "GAAP"  means  generally  accepted  accounting  principles,
                     ----
applied on a consistent basis, as set forth in (i) opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) statements of the Financial Accounting Standards Board and (iii) interpretations of the Commission and the Staff of the Commission. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

                    "Governmental Authority" means any nation or government, any
                     ----------------------
state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any stock exchange, securities market or self-regulatory organization.

                    "Governmental  Requirement"  means  any  law, statute, code,
                     -------------------------
ordinance, order, rule, regulation, judgment, decree, injunction, franchise, license or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

                    "Initial  Closing"  and  "Initial  Closing  Date"  have  the
                     ----------------         ----------------------
respective  meanings  specified  in  Section  1.1  hereof.
                                     ------------

                    "Initial  Effective  Date"  has the meaning set forth in the
                     ------------------------
Registration  Rights  Agreement.

                    "Initial  Transaction  Documents"  means (i) this Agreement,
                     -------------------------------
(ii) the Initial Warrants, (iii) the Registration Rights Agreement, and (iv) all other agreements, documents and other instruments executed and delivered by or on behalf of the Company or any of its officers at the Initial Closing.

                    "Intellectual  Property"  means any U.S. or foreign patents,
                     ----------------------
patent rights, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

                    "Investor" has the meaning specified in the preamble to this
                     --------
Agreement and shall be deemed to include any accounts over which an Investor has investment discretion.

                    "Key  Person" means each of Steven Solomon, Richard Connelly
                     -----------
and  Carl  Banzhof.

                    "Lien"  means, with respect to any Property, any mortgage or
                     ----
mortgages, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, or other lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

                    "Material  Adverse  Effect" means an effect that is material
                     -------------------------
and adverse to (i) the consolidated business, operations, properties, financial condition, prospects or results of operations of the Company and its Subsidiaries taken as a whole or (ii) the transactions contemplated by the Certificate, this Agreement or the other Transaction Documents or (iii) the Company's ability to perform its obligations under the Certificate, this Agreement and the other Transaction Documents.

                    "Material Contracts" means, as to the Company, any agreement
                     ------------------
required pursuant to Item 601 of Regulation S-B or Item 601 of Regulation S-K, as applicable, under the Securities Act to be filed as an exhibit to any report, schedule, registration statement or definitive proxy statement filed or required to be filed by the Company with the Commission under the Exchange Act or any rule or regulation promulgated thereunder, and any and all amendments, modifications, supplements, renewals or restatements thereof, including without limitation any such agreements (and amendments, modifications, supplements, renewals and restatements thereof) existing on the date hereof that will be required to be so filed as an exhibit to the Registration Statement.

                    "NASD" means the National Association of Securities Dealers,
                     ----
Inc.

                    "Outstanding Registrable Securities" means, at any time, all
                     ----------------------------------
Registrable Securities that at such time are either issued and outstanding or issuable upon conversion of the Preferred Stock or exercise of the Warrants (without regard to any limitation on such conversion or exercise).

                    "Pari  Passu  Securities"  means  any  securities ranking by
                     -----------------------
their terms pari passu with the Preferred Stock in respect of payment of dividends, redemption or distribution upon liquidation.

                    "Pension Plan" means an employee benefit plan (as defined in
                     ------------
ERISA) maintained by the Company for employees of the Company or any of its Affiliates.

                    "Permitted  Debt"  means  the  following:
                     ---------------

                         (a)  Debt that is outstanding on the Execution Date and
disclosed  on  Schedule 3.5 hereto, and any replacement of such debt, consisting
               ------------
of revolving working capital credit facilities obtained from commercial lending institutions on commercially reasonable terms and secured only by the Company's and/or its Subsidiaries' accounts receivable and/or inventory; provided, however, that in no event shall outstanding Debt exceed Debt that outstanding on the Execution Date and disclosed on Schedule 3.5 hereto;
                                          -------------

                         (b)  Debt  consisting  of capitalized lease obligations
and purchase money indebtedness incurred in connection with acquisition of capital assets and obligations under sale-leaseback or similar arrangements provided in each case that such obligations are not secured by Liens on any assets of the Company or its Subsidiaries other than the assets so leased; and

                         (c)  Debt  assumed  or  incurred in connection with the
acquisition by the Company or its Subsidiaries of all or substantially all of the capital stock or other equity interests in, or all or substantially all of the assets (constituting a business unit) of, any Person; provided, that the total amount of Debt assumed or incurred in connection with any such acquisition shall not exceed the product of four (4) times the amount of the acquired entity's or business unit's total earnings before interest, taxes, depreciation and amortization (as determined in accordance with GAAP) for the twelve (12) full calendar months immediately prior to such acquisition.

                    "Permitted  Liens"  means  the  following:
                     ----------------

                    (a) encumbrances consisting of easements, rights-of-way, zoning restrictions or other restrictions on the use of real property or imperfections to title that do not (individually or in the aggregate) materially impair the ability of the Company or any of its Subsidiaries to use such Property in its businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

                    (b) Liens for taxes, assessments or other governmental charges that are not delinquent or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves (as determined in accordance with GAAP) have been established;

                    (c) Liens of mechanics, materialmen, warehousemen, carriers, landlords or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, for which adequate reserves (as determined in accordance with GAAP) have been established;

                    (d) any interest or title of a lessor under any capitalized lease obligation provided that such Liens do not extend to any property or assets which is not leased property subject to such capitalized lease obligation;

                    (e) purchase money Liens to finance property or assets of the Company or any Subsidiary of the Company acquired in the ordinary course of business; provided, however, that (A) the related purchase money Debt shall not exceed the cost of such property or assets (including the cost of design, development, improvement, production, acquisition, construction, installation and integration) and shall not be secured by any property or assets of the Company or any Subsidiary of the Company other than the property and assets so acquired or constructed (and any improvements) and (B) the Lien securing such purchase money Debt shall be created within ten (10) days of such acquisition, construction or improvement;

                    (f) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

                    (g) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual, or warranty requirements of the Company or any of its subsidiaries, including rights of offset and set off; and

                    (h)  Liens  existing  on the Execution Date and disclosed on
     Schedule  3.5  hereto.
     -------------

                    "Person"  means  any  individual,  corporation,  trust,
                     ------
association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

                    "Preferred  Stock  Termination Date" means the first date on
                     ----------------------------------
which  there  are  no  Preferred  Shares  outstanding.

                    "Principal Market" means the principal exchange or market on
                     ----------------
which  the  Common  Stock  is  listed  or  traded.

                    "Property"  means  property  and/or  assets  of  all  kinds,
                     --------
whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto).

                    "Pro  Rata  Share"  means,  with respect to an Investor, the
                     ----------------
ratio determined by dividing (i) the number of Preferred Shares purchased hereunder by such Investor by (ii) the aggregate number of Preferred Shares purchased hereunder by all of the Investors.

                    "Purchase Price" means, with respect to the Preferred Shares
                     --------------
and Warrant being purchase by an Investor at a Closing, the Stated Value of the Preferred Shares being purchased by such Investor at such Closing.

                    "Put  Option Aggregate Stated Value" means $11,000,000 minus
                     ----------------------------------                    -----
the  Stated  Value  of  the  Initial  Preferred  Shares.

                    "Put  Option  Milestones"  means  each  of  the  following:
                     -----------------------

                    (a)  the  Company  has  obtained  Stockholder  Approval;

                    (b) the First Registration Statement has been declared effective and is available to the Investors for resales of Conversion Shares and Warrant Shares; and

                    (c) the Closing Bid Price (as defined in the Certificate) is not less than $1.30 (subject to adjustment for stock splits, stock dividends and similar events).

                    "Put  Option Closing" and "Put Option Closing Date" have the
                     -------------------       -----------------------
respective  meanings  specified  in  Section  1.2  hereof.
                                     ------------

                    "Put  Option Transaction Documents" means (i) the Put Option
                     ---------------------------------
Warrants, and (ii) all other agreements, documents and other instruments executed and delivered by or on behalf of the Company or any of its officers at the Put Option Closing.

                    "Registrable Securities" means the Conversion Shares and the
                     ----------------------
Warrant Shares, any other shares of Common Stock issuable pursuant to the terms of the Certificate of Designation or the Warrants, and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the Conversion Shares or the Warrant Shares; provided, however, that "Registrable Securities" shall not include any such shares that have been sold to the public pursuant to the Registration Statement or Rule 144.

                    "Rule  144"  means Rule 144 under the Securities Act, or any
                     ---------
successor  provision.

                    "Satellite  Entity"  means  an  Investor  whose  assets  are
                     -----------------
managed  by  Satellite  Asset  Management L.P. or one of more of its Affiliates.

                    "SEC  Documents"  has  the  meaning specified in Section 3.4
                     --------------                                  -----------
hereof.

                    "Second  Effective  Date"  has  the meaning set forth in the
                     -----------------------
Registration  Rights  Agreement.

                    "Second Registration Statement" has the meaning set forth in
                     -----------------------------
the  Registration  Rights  Agreement.

                    "Securities"  has  the  meaning specified in the preamble to
                     ----------
this Agreement.

                    "Senior  Securities" means (i) any Debt issued or assumed by
                     ------------------
the Company and (ii) any securities of the Company which by their terms have a preference over the Preferred Stock in respect of payment of dividends, redemption or distribution upon liquidation.

                    "Series  A  Preferred  Stock"  means the Company's currently
                     ---------------------------
     outstanding Series A 5% Convertible Preferred Stock.

                    "Stated  Value"  means  $1,000,  subject  to  proportionate
                     -------------
     adjustment in the event of a stock split or similar event.

                    "Stockholder  Approval"  means  the  affirmative  vote  of a
                     ---------------------
majority (or such other number as may be required by any Governmental Requirement) of the holders of such number of votes cast at a duly convened meeting (or pursuant to a written consent) of the Company's stockholders approving (i) the issuance of Conversion Shares or Warrant Shares in excess of the Cap Amount as may be required under the applicable listing requirements of the Nasdaq Stock Market, (ii) the issuance of shares of Common Stock pursuant to the Series A Preferred Stock and the related warrants in excess of 19.99% of the number of shares of Common Stock outstanding on the date on which the Series A Preferred Stock and the related warrants were first issued (subject to adjustment upon a stock split, stock dividend or similar event) as may be required under the applicable listing requirements of the Nasdaq Stock Market,
(iii) the authorization of at least 50,000,000 additional shares of Common Stock for issuance and (iv) an amendment to the Certificate of Designation for the Series A Preferred Stock for the sole purpose of reducing the conversion price of the Series A Preferred Stock to $3.00 (subject to adjustment as provided therein).

                    "Subsequent Issuance" means the issuance, sale, exchange, or
                     -------------------
agreement or obligation to issue, sell or exchange or reserve, or agreement to or set aside for issuance, sale or exchange, (1) shares of Common Stock, (2) any other equity security of the Company or any of its Subsidiaries, including without limitation shares of preferred stock, (3) any other security of the Company or any of its Subsidiaries which by its terms is convertible into or exchangeable or exercisable for any equity security of the Company or any of its Subsidiaries, or (4) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such security described in the foregoing clauses (1) through (3); provided, however, that the issuance or sale, or agreement to issue or sell, an Excluded Security shall not constitute a Subsequent Issuance.

                    "Subsidiary"  means,  with  respect  to  the  Company,  any
                     ----------
corporation or other entity (other than an entity having no material operations or business during the twelve month period immediately preceding the Execution
Date) of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (regardless of whether, in the case of a corporation, stock of any other class or classes of such corporation shall or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned or controlled by the Company and/or one or more of its Affiliates.

                    "Termination  Date"  means the first date on which there are
                     -----------------
     no Preferred Shares or Warrants outstanding.

                    "Trading  Day"  means  any  day on which the Common Stock is
                     ------------
purchased  and  sold  on  the  Principal  Market.

                    "Transaction  Documents"  means  the  Initial  Transaction
                     ----------------------
     Documents and the Put Option Transaction Documents.

     1.4  Other  Definitional  Provisions.  All  definitions  contained  in this
          -------------------------------
Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

2.   REPRESENTATIONS  AND  WARRANTIES  OF  EACH  INVESTOR.
     ----------------------------------------------------

     Each Investor (with respect to itself only) hereby represents and warrants to the Company and agrees with the Company that, as of the Execution Date:

     2.1  Authorization;  Enforceability.  Such  Investor  is  duly  and validly
          ------------------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with the requisite corporate power and authority to purchase the Preferred Shares and Warrant being purchased by it hereunder and to execute and deliver this Agreement and the other
Transaction Documents to which it is a party. This Agreement constitutes, and upon execution and delivery thereof, each other Transaction Document to which such Investor is a party will constitute, such Investor's valid and legally binding obligation, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

     2.2  Accredited  Investor.  Such  Investor  is  an "accredited investor" as
          --------------------
that term is defined in Rule 501 of Regulation D; (ii) is acquiring the Preferred Shares and Warrants solely for its own account, and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are registered under, or are exempt from the registration requirements of, the Securities Act; provided, however, that, in making such representation, such Investor does not agree to hold the Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition.

     2.3  Information.  The  Company  has, prior to the Execution Date, provided
          -----------
such Investor with information regarding the business, operations and financial condition of the Company, and has, prior to the Execution Date, granted to such Investor the opportunity to ask questions of and receive satisfactory answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Preferred Shares and Warrants hereunder, and based thereon believes it can make an informed decision with respect to its investment in the Securities. Neither such information nor any other investigation conducted by such Investor or its representatives shall modify, amend or otherwise affect such Investor's right to rely on the Company's representations and warranties contained in this Agreement.

     2.4  Limitations  on  Disposition.  Such Investor acknowledges that, except
          ----------------------------
as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

     2.5  Legend.  Such  Investor understands that the certificates representing
          ------
the Securities may bear at issuance a restrictive legend in substantially the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and may not be offered or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer or sale. Notwithstanding the foregoing but subject to compliance with the requirements of the Securities Act and applicable state securities laws, these securities and the securities issuable upon exercise hereof (i) may be pledged or hypothecated in connection with a bona fide margin account or other loan secured by such securities and (ii) may be transferred or assigned to an affiliate of the holder hereof."

          Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of any of the Securities is registered pursuant to an effective registration statement and the holder represents in writing to the Company that such Securities have been or will be sold pursuant to such registration statement and in compliance with the prospectus delivery requirements under the Securities Act, (B) such Securities have been sold pursuant to Rule 144, subject to receipt by the Company of customary documentation in connection therewith, or (C) such Securities are eligible for resale under Rule 144(k) or any successor provision and the holder thereof represents in writing to the Company that it is eligible to use such rule for public resales of such Securities, the certificates representing such Securities shall be issued without any legend or other restrictive language and, with respect to Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder upon request.

     2.6  Reliance on Exemptions.  Such Investor understands that the Securities
          ----------------------
are being offered and sold to it in reliance upon specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of such Investor set forth in this Section 2 in order to determine
                                                 ---------
the availability of such exemptions and the eligibility of such Investor to acquire the Securities.

     2.7  Non-Affiliate Status; Common Stock Ownership.  Such Investor is not an
          --------------------------------------------
Affiliate of the Company or of any other Investor and is not acting in association or concert with any other Person with regard to its purchase of Preferred Shares and Warrants or otherwise in respect of the Company. Such Investor's investment in the Securities is not for the purpose of acquiring, directly or indirectly, control of, and it has no intent to acquire or exercise control of, the Company or to influence the decisions or policies of the Board of Directors.

     2.8  General  Solicitation.  Such  Investor is not purchasing the Preferred
          ---------------------
Shares and Warrants as a result of any advertisement, article, notice or other communication regarding the Preferred Shares and Warrants published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

     2.9  Independent  Investment  Decision.  Such  Investor  has  independently
          ---------------------------------
evaluated the merits of its decision to purchase the Preferred Shares and Warrants pursuant to this Agreement, such decision has been independently made by such Investor and such Investor confirms that it has relied on the advice of its own business and/or legal counsel and not on the advice of any other Investor's business and/or legal counsel, or the Company's legal counsel, in making such decision.

     2.10 Fees.  Such Investor is not obligated to pay any compensation or other
          ----
fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby.


3.   REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.     The  Company hereby
     ---------------------------------------------------
represents and warrants to each Investor as of the Execution Date (except that to the extent that any representation or warranty relates to a particular date, the Company hereby makes such representation or warranty as of that particular date), and agrees with such Investor, as follows and acknowledges that such Investor is relying on the representations, acknowledgments and agreements made by the Company in this Article 3 and elsewhere in this Agreement in making investing, trading and other decisions concerning the Company's securities:

     3.1  Organization,  Good  Standing  and Qualification.  Each of the Company
          ------------------------------------------------
and each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to carry on its business as now conducted, except as described on Schedule 3.1. Each of the Company and each of
                                  ------------
its Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which it conducts business except as described on
Schedule  3.1  or  where  the  failure  so  to  qualify has not had or would not
-------------
reasonably  be  expected  to  have  a  Material  Adverse  Effect.

     3.2  Authorization;  Consents.  The  Company  has  the  requisite corporate
          ------------------------
power and authority to adopt and file the Certificate of Designation and perform its obligations thereunder, to enter into and perform its obligations under this Agreement and the other Transaction Documents, including without limitation its obligations to issue and sell the Preferred Shares and Warrants to such Investor in accordance with the terms thereof and to issue Conversion Shares and Warrant Shares upon conversion of the Preferred Shares or exercise of the Warrants, as the case may be. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Certificate of Designation, this Agreement and the other Transaction Documents has been taken, and, except as described on Schedule 3.2, no further
                                                        ------------
consent or authorization of the Company, its Board of Directors, stockholders, any Governmental Authority or organization (other than such approval as may be required under the Securities Act and applicable state securities laws in respect of the Registration Rights Agreement), or any other person or entity is required (pursuant to any rule of the Nasdaq SmallCap Market or otherwise). The Board of Directors has determined, at a duly convened meeting or pursuant to a unanimous written consent, that the issuance and sale of the Securities, and the consummation of the transactions contemplated by the Certificate of Designation, this Agreement and the other Transaction Documents (including without limitation the issuance of the Conversion Shares and the Warrant Shares), are in the best interests of the Company.

     3.3  Due  Execution;  Enforceability.  This  Agreement  has been and, at or
          -------------------------------
prior to each Closing, each other Transaction Document executed and/or delivered thereat will be, duly executed and delivered by the Company. Each Transaction Document constitutes (or as of the Closing at which such Transaction Document is delivered, will constitute) the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

     3.4  SEC  Documents;  Agreements;  Financial Statements; Other Information.
          ---------------------------------------------------------------------

          3.4.1     The  Company is subject to the reporting requirements of the
Exchange Act and has filed with the Commission all reports, schedules, registration statements and definitive proxy statements that the Company was required to file with the Commission on or after December 31, 2003 (collectively, the "SEC Documents"). Other than the transactions effected
                      --------------
hereby, the Company is not aware of any event occurring or expected to occur on or prior to the Closing Date that would require the filing of, or with respect to which the Company intends to file, a Current Report on Form 8-K after the Closing. Each SEC Document, as of the date of the filing thereof with the Commission, complied in all material respects with the requirements of the Securities Act or Exchange Act, as applicable, and the rules and regulations promulgated thereunder and, as of the date of such filing (or if amended or superseded by a filing prior to the Execution Date, then on the date of such amending or superseding filing). All documents required to be filed as exhibits to the SEC Documents have been filed as required.

          3.4.2 No SEC Document (including all exhibits and schedules thereto and documents incorporated by reference therein) filed by the Company contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          3.4.3     The financial statements attached as Schedule 3.4 hereto (x)
                                                         ------------
have been prepared in accordance with GAAP consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and (y) fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments). Except as disclosed on
Schedule  3.4  hereto,  the Company has no liabilities, contingent or otherwise,
-------------
other than liabilities incurred in the ordinary course of business which, under GAAP, are not required to be reflected in the Company's financial statements and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and its Subsidiaries taken as a whole.

     3.5  Capitalization;  Debt  Schedule.  The capitalization of the Company as
          -------------------------------
of the date hereof, including its authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans and agreements, the number of shares issuable and reserved for issuance pursuant to securities (other than the Preferred Shares and Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares initially to be reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants is set forth on Schedule 3.5 hereto. All outstanding
                                           ------------
shares of capital stock of the Company have been validly issued, fully paid and nonassessable and, except as set forth on Schedule 3.5 hereto, all shares of
                                              ------------
capital stock and other ownership interests issued by any Subsidiary have been validly issued, fully paid and nonassessable, free and clear of all Liens other than Permitted Liens. All outstanding shares of capital stock of the Company were issued, sold and delivered in full compliance with all applicable Federal and state securities laws. No shares of the capital stock of the Company are subject to preemptive rights or any other similar rights of security holders of the Company or any Liens created by or through the Company. Except as set forth on Schedule 3.5, there are no outstanding options, warrants, scrip, rights to
    -------------
subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock (or other ownership interests) of the Company or any of its Subsidiaries (whether pursuant to anti-dilution, "reset" or other similar provisions). Except as disclosed on
Schedule  3.5 hereto, the Company or a Subsidiary of the Company owns all of the
-------------
capital  stock  of  each  Subsidiary  of  the  Company.  Except  as described on
Schedule  3.5  hereto,  neither  the Company nor any of its Subsidiaries has any
-------------
material  Debt  outstanding  as  of  the  date  hereof.

     3.6  Due  Authorization; Valid Issuance.  The shares of Preferred Stock are
          ----------------------------------
duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, free and clear of any Liens imposed by or through the Company, (ii) assuming the accuracy of each Investor's representations in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws and (iii) will be entitled to all rights, preferences and privileges described in the Certificate of Designation. The Warrants, the

Conversion Shares and the Warrant Shares are duly authorized and, when issued, sold and delivered in accordance with the terms of this Agreement, the Certificate or the Warrants, as the case may be, will be duly and validly issued, fully paid and nonassessable, free and clear of any Liens imposed by or through the Company and, assuming the accuracy of each Investor's representations in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws.

     3.7  No  Conflict.  Neither  the  Company nor any of its Subsidiaries is in
          ------------
violation of any provisions of its Certificate of Incorporation, Bylaws or any other governing document. Neither the Company nor any of its Subsidiaries is in violation of or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it or any of its
Property is bound, or in violation of any provision of any Governmental Requirement applicable to the Company or any of its Subsidiaries, except for any violation or default that has not had or would not reasonably be expected to have a Material Adverse Effect. The (i) execution, delivery and performance of this  Agreement  and  the  other  Transaction  Documents,  (ii)  filing  of  and performance of its obligations under the Certificate of Designation and (iii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Stock and the Warrants and the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not result in any violation of any provisions of the Company's or any of its Subsidiary's Certificate of Incorporation, Bylaws or any other governing document or in a default under any provision of any instrument or contract to which it is a party or by which it or any of its Property is bound, or in violation of any provision of any Governmental Requirement applicable to the Company or any of its Subsidiaries or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any Lien upon any assets of the Company or of any of its
Subsidiaries  or,  except  as  described  on Schedule 3.7, the triggering of any
                                             ------------
preemptive or anti-dilution rights (including without limitation pursuant to any "reset" or similar provisions) or rights of first refusal or first offer, or any other rights that would allow or permit the holders of the Company's securities or other Persons to purchase shares of Common Stock or other securities of the Company (whether pursuant to a shareholder rights plan provision or otherwise). The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under its organizational documents or the laws of the jurisdiction of its organization which is or could become applicable to the Investors as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities or any other securities pursuant to the terms of this Agreement and any and all of the Investors' ownership of the Securities or any such other securities.

     3.8  Financial  Condition;  Taxes;  Litigation.
          -----------------------------------------

          3.8.1     Except  as  otherwise described on Schedule 3.8.1, since the
                                                       --------------
date of the most recent audited balance sheet included in the financial statements attached as a Schedule 3.4 hereto, there has occurred no (i) material
                         ------------
adverse change to the Company's business, operations, properties, financial condition, or results of operations or (ii) change by the Company in its accounting principles, policies and methods except as required by changes in GAAP or applicable law.

          3.8.2     Except as otherwise described on Schedule 3.8.2, the Company
                                                     --------------
and each of its Subsidiaries (i) have prepared in good faith and duly and timely filed all tax returns required to be filed by it and such returns are complete and accurate in all material respects and (ii) have paid all taxes required to have been paid by it, except for taxes which it reasonably disputes in good faith or the failure of which to pay has not had or would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has any liability with respect to accrued taxes in excess of the amounts that are described as accrued in the most recent financial statements attached as Schedule 3.4 hereto.
              -------------

          3.8.3     Except  as  described on Schedule 3.8.3, neither the Company
                                             --------------
nor any of its Subsidiaries is the subject of any pending or, to the Company's knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission, the NASD, any state securities commission or other Governmental Authority.

          3.8.4     Except  as described on Schedule 3.8.4, there is no material
                                            --------------
claim, litigation or administrative proceeding pending or, to the Company's knowledge, threatened or contemplated, against the Company or any of its Subsidiaries, or, to the Company's knowledge, against any officer, director or employee of the Company or any such Subsidiary in connection with such person's employment therewith. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or Governmental Authority which has had or would reasonably be expected to have a Material Adverse Effect.

     3.9  Registration  Statement.  The  Company  is  eligible  to  register the
          -----------------------
Conversion Shares and Warrant Shares for resale in a secondary offering by each Investor on a registration statement on Form S-3 under the Securities Act. To the Company's knowledge, as of the date hereof and as of the Closing Date, there exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that could reasonably be expected to prohibit or delay the preparation, filing or effectiveness of such registration statement.

     3.10 Acknowledgement  of  Dilution.  The  Company  acknowledges  that  the
          -----------------------------
issuance of the Conversion Shares upon conversion of the Preferred Shares and issuance of Warrant Shares upon exercise of the Warrants may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Conversion Shares and Warrant Shares in accordance with the terms of the Certificate of Designation and Warrants, respectively, is unconditional regardless of the effect of any such dilution. The Company further acknowledges that each Investor may enter into short sales and engage in other hedging activity with respect to the Preferred Shares, the Conversion Shares, the Warrants and the Warrant Shares and, assuming such activity complies in all material respects with applicable Governmental Requirements, the Company hereby waives any claim against any Investor alleging that such activity constitutes a breach of such Investor's contractual, legal or other obligations.

     3.11 Intellectual Property.  Except as set forth in Schedule 3.11:
          ---------------------                          -------------

          (a) Except for Permitted Liens, the Company and/or its Subsidiaries own, free and clear of claims or rights of any other Person, with full right to use, sell, license, sublicense, dispose of, and bring actions for infringement of, or has acquired licenses or other rights to use, all Intellectual Property necessary for the conduct of its business as presently conducted (other than with respect to "off-the-shelf" software which is generally commercially available and open source software which may be subject to one or more "general public" licenses). All works that are used or incorporated into the Company's or its Subsidiaries' services, products or services or products actively under development and which is proprietary to the Company or its Subsidiaries was developed by or for the Company or its Subsidiaries by the current or former employees, consultants or independent contractors of the Company or its Subsidiaries or purchased by the Company or its Subsidiaries and are owned by the Company or its Subsidiaries, free and clear of claims and rights of any other Person, other than Permitted Liens.

          (b) The business of the Company and its Subsidiaries as presently conducted and the production, marketing, licensing, use and servicing of any products or services of the Company and its Subsidiaries do not, to the Company's knowledge, infringe or conflict with any patent, trademark, copyright, or trade secret rights of any third parties or any other Intellectual Property of any third parties. Neither the Company nor any of its Subsidiaries has received written notice from any third party asserting that any Intellectual Property owned or licensed by the Company or its Subsidiaries, or which the Company or its Subsidiaries otherwise has the right to use, is invalid or unenforceable by the Company or its Subsidiaries, as the case may be, and, to the Company's knowledge, there is no valid basis for any such claim (whether or not pending or threatened).

          (c) No claim is pending or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries nor has the Company or any of its Subsidiaries received any written notice or other written claim from any Person asserting that any of the Company's or its Subsidiaries' present or contemplated activities infringe or may infringe in any material respect any Intellectual Property of such Person, and the Company is not aware of any infringement by any other Person of any material rights of the Company or any of its Subsidiaries under any Intellectual Property Rights.

          (d) All unexpired and in force licenses or other agreements under which the Company or any of its Subsidiaries is granted Intellectual Property (excluding licenses to use "off-the-shelf" software utilized in the Company's or its Subsidiaries' internal operations and which is generally commercially available) are listed in Schedule 3.11. All such licenses or other agreements
                           -------------
are in full force and effect and, to the Company's knowledge, there is no material default by any party thereto. The Company has no reason to believe that the licensors under such licenses and other agreements do not have and did not have all requisite power and authority to grant the rights to the Intellectual Property purported to be granted thereby.

          (e) All unexpired licenses or other agreements under which the Company or any of its Subsidiaries has granted rights to Intellectual Property to others (including all end-user agreements) are in full force and effect, there has been no material default by the Company or its

Subsidiaries thereunder and, to the Company's knowledge, there is no material default by any other party thereto.

          (f) Each of the Company and its Subsidiaries have taken all steps required in accordance with commercially reasonable business practice to establish and preserve its respective ownership in its owned Intellectual Property and to keep confidential all material technical information developed by or belonging to the Company or its Subsidiaries which has not been patented or copyrighted. To the Company's knowledge, neither the Company nor any of its Subsidiaries is making unlawful use of any Intellectual Property of any other Person, including, without limitation, any former employer of any past or present employees of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries, nor, to the Company's knowledge, any of their respective employees or consultants, has any agreements or arrangements with former employers of such employees or consultants relating to any Intellectual Property of such employers, which materially interfere or conflict with the performance of such employee's or consultant's duties for the Company or its Subsidiaries or result in any former employers of such employees and consultants having any rights in, or claims on, the Company's or its Subsidiaries' Intellectual Property. To the Company's knowledge, the activities of the Company's and its Subsidiaries' employees and consultants do not violate any agreements or arrangements which any such employees have with former employers. Each current employee, independent contractor or consultant of the Company and its Subsidiaries has executed agreements regarding confidentiality, proprietary information and assignment of inventions and copyrights to the Company or its Subsidiaries (as the case may be), and neither the Company nor any of its Subsidiaries has received written notice that any employee, consultant or independent contractor is in violation of any agreement or in breach of any agreement or arrangement with former or present employers relating to proprietary information or assignment of inventions. Each employee listed in
Schedule  3.11  has  executed a non-competition agreement.  Without limiting the
--------------
foregoing: (i) the Company and each of its Subsidiaries have taken reasonable security measures to guard against unauthorized disclosure or use of any of its Intellectual Property; and (ii) the Company has no reason to believe that any Person (including, without limitation, any former employee or consultant of the Company or its Subsidiaries) has unauthorized possession of any of its Intellectual Property, or any part thereof, or that any Person has obtained unauthorized access to any of its Intellectual Property. The consummation of the transactions contemplated by the Certificate, this Agreement and the other Transaction Documents will not materially alter or impair, individually or in the aggregate, any of such rights of the Company or its Subsidiaries. The Company and its Subsidiaries each has complied in all material respects with its obligations pursuant to all agreements relating to Intellectual Property rights that are the subject of licenses granted by third parties, except for any non-compliance that has not had or would not reasonably be expected to have a Material Adverse Effect.

     3.12 Registration Rights.  Except as described on Schedule 3.12 hereto, the
          --------------------                         -------------
Company has not granted or agreed to grant to any person or entity any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied in full prior to the date hereof.

     3.13 Solicitation;  Other Issuances of Securities.  Neither the Company nor
          --------------------------------------------
any of its Subsidiaries or Affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities, or (ii) has, directly or indirectly, made any offers or sales of any security or the right to purchase any security, or solicited any offers to buy any security or any such right, under circumstances that would require registration of the Securities under the Securities Act.

     3.14  Fees.  Except  as  set  forth  on  Schedule  3.14, the Company is not
           ----                               --------------
obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby. The Company will indemnify and hold harmless each Investor from and against any claim by any person or entity alleging that, as a result of any agreement or arrangement between such Person and the Company, such Investor is obligated to pay any such compensation, fee, cost or related expenditure in connection with the transactions contemplated hereby.

     3.15  Foreign  Corrupt  Practices.  Neither  the  Company,  any  of  its
           ---------------------------
Subsidiaries nor, to the Company's knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary, has
(i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee (including without limitation any bribe, rebate, payoff, influence payment, kickback or other unlawful payment), or (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended.

     3.16  Key Persons; Officers and Directors.  Set forth on Schedule 3.16 is a
           -----------------------------------                -------------
list of each of the Company's officers and directors. Each of the Company's Key Persons is currently serving in the capacity described on Schedule 3.16. The
                                                             -------------
Company has no knowledge of any fact or circumstance (including without limitation (i) the terms of any agreement to which such person is a party or any litigation in which such person is or may become involved and (ii) any illness or medical condition that could reasonably be expected to result in the disability or incapacity of such person) that would limit or prevent any such person from serving in such capacity on a full-time basis in the foreseeable future, or of any intention on the part of any such person to limit or terminate his or her employment with the Company. Except as set forth on Schedule 3.16,
                                                                  -------------
no Key Person has borrowed money pursuant to a currently outstanding loan that is secured by Common Stock or any right or option to receive Common Stock.

     3.17  Employee  Matters.  There  is  no  strike,  labor  dispute  or  union
           -----------------
organization activities pending or, to the knowledge of the Company, threatened between it and its employees (or between any of its Subsidiaries and such Subsidiary's employees). No employees of the Company belong to any union or collective bargaining unit. The Company has complied in all material respects with all applicable federal and state equal opportunity and other laws related to employment.

     3.18  Environment.  To the Company's knowledge, neither the Company nor any
           -----------
of its Subsidiaries has any current liability under any Environmental Law, nor, to the knowledge of the Company, do any factors exist that are reasonably likely to give rise to any such liability that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. To the Company's knowledge, neither the Company nor any of its Subsidiaries has violated any Environmental Law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

     3.19  ERISA.  Except as described on Schedule 3.19, neither the Company nor
           -----                          -------------
any of its Subsidiaries maintains or contributes to, or has any obligation under, any Pension Plan. The Company and each of its Subsidiaries is in compliance in all material respects with the presently applicable provisions of ERISA and the United States Internal Revenue Code of 1986, as amended, except for matters that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect.

     3.20  Insurance.  The  Company  maintains  insurance  for  itself  and  its
           ---------
Subsidiaries in such amounts and covering such losses and risks as the Company believes to be reasonably prudent in relation to the businesses in which the Company and its Subsidiaries are engaged. No notice of cancellation has been received for any of such policies and the Company reasonably believes that is in compliance with all of the terms and conditions thereof. The Company has no reason to believe that it will not be able to renew any existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue doing business as currently conducted without a significant increase in cost, other than normal increases in the industry. Without limiting the generality of the foregoing, the Company maintains Director's and Officer's insurance in an amount not less than $2 million for each covered occurrence and in the aggregate.

     3.21  Property.  Except  as described on Schedule 3.21, the Company and its
           --------                           -------------
Subsidiaries have good and marketable title to all personal Property and good and marketable title in fee simple to all real property owned by them which, individually or in the aggregate, is material to the business of the Company and its Subsidiaries, in each such case free and clear of all Liens except for Permitted Liens. Any Property held under lease by the Company or its Subsidiaries is held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such Property by the Company and its Subsidiaries.

     3.22  Regulatory  Permits.  The  Company  and  its Subsidiaries possess all
           -------------------
material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses other than where the failure to possess such certificates, authorizations or permits, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice or otherwise become aware of any proceedings, inquiries or investigations relating to the revocation or modification of any such certificate, authorization or permit.

     3.23  Exchange  Act  Registration;  Listing.  The Company is subject to the
           -------------------------------------
reporting requirements of Section 15(d) of the Exchange Act and is quoted on the Nasdaq SmallCap Market. The Company currently meets the continuing eligibility requirements for quotation on the Nasdaq SmallCap Market and has not received any notice from Nasdaq, the NASD or any other Person that it may not currently satisfy such requirements or that such continued quotation of the Company's Common Stock on the Nasdaq SmallCap Market is in any way threatened. The Company has taken no action designed to, or which, to the knowledge of the Company, may have the effect of, terminating the Company's reporting obligations under the Exchange Act or, except as otherwise described on Schedule 3.23, the removal of
                                                   -------------
the Common Stock from the Nasdaq SmallCap Market.

     3.24  Investment Company Status.  The Company is not, and immediately after
           -------------------------
receipt of the Purchase Price for the Securities issued under this Agreement will not be, an "investment company" or an entity "controlled" by an "investment
                 ------------------                ----------         ----------
company"  within  the  meaning of the Investment Company Act of 1940, as amended
-------
(the  "Investment Company Act"), and the Company shall conduct its business in a
       ----------------------
manner so that it will not become subject to the Investment Company Act.

     3.25  Transfer  Taxes.  No stock transfer or other taxes (other than income
           ---------------
taxes) are required to be paid in connection with the issuance and sale of any of the Securities, other than such taxes for which the Company has established appropriate reserves and intends to pay in full on or before each Closing.

     3.26  Sarbanes-Oxley Act; Internal Controls and Procedures.  The Company is
           ----------------------------------------------------
in compliance in all material respects with all applicable requirements of the Sarbanes-Oxley Act of 2002 and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company maintains internal accounting controls, policies and procedures, and such books and records as are reasonably designed to provide reasonable assurance that (i) all transactions to which the Company or any Subsidiary is a party or by which its properties are bound are effected by a duly authorized employee or agent of the Company, supervised by and acting within the scope of the authority granted by the Company's senior management; (ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; and (iii) all transactions to which the Company or any Subsidiary is a party, or by which its properties are bound, are recorded (and such records maintained) in accordance with all Government Requirements and as may be necessary or appropriate to ensure that the financial statements of the Company are prepared in accordance with GAAP, except, in any individual case or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect.

     3.27 Embargoed Person.  None of the funds or other assets of the Company or
          ----------------
its Subsidiaries constitutes property of, or is beneficially owned, directly or indirectly, by, any person subject to trade restrictions under United States law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. Sec. 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated under any such United States laws (each, an "Embargoed Person"), with the result that the
                                   -----------------
investments evidenced by the Securities are or would be in violation of law. No Embargoed Person has any interest of any nature whatsoever in the Company or any of its Subsidiaries with the result that the investments evidenced by the Securities are or would be in violation of law. None of the funds or other assets of the Company has been derived from any unlawful activity with the result that the investments evidenced by the Securities are or would be in violation of law.

     3.28 Solvency.  (i) The fair saleable value of the Company's assets exceeds
          --------
the amount that will be required to be paid on or in respect of the Company's existing Debt as such Debt matures or is otherwise payable; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted taking into account the current and projected capital requirements of the business conducted by the Company and projected capital availability; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive upon liquidation of its assets, after taking into account all anticipated uses of such amounts, would be sufficient to pay all Debt when such Debt is required to be paid. The Company does not intend to incur Debt beyond its ability to pay such Debt as it matures. The Company has no knowledge of any facts or circumstances which lead it to believe that it will be required to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction, and has no present intention to so file.

     3.29 Transactions with Interested Person.   Except as set forth in Schedule
          -----------------------------------                           --------
3.29, no officer, director or employee of the Company or any of its Subsidiaries
----
is or has taken any steps to become a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors) that could reasonably be considered material to the Company or such individual, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     3.30  Customers;  Suppliers.  The  relationships  of  the  Company  and its
           ---------------------
Subsidiaries with their respective customers and suppliers are maintained on commercially reasonable terms. Since December 31, 2004, no customer or supplier of the Company or its Subsidiaries has canceled, materially modified, or otherwise terminated its relationship with the Company or its Subsidiaries or decreased materially its usage or purchase or supply of the services or products of the Company or its Subsidiaries, except for such modifications and terminations which, individually and in the aggregate, have not had, and cannot reasonably be expected to have, a Material Adverse Effect, nor does any customer or supplier have, to the Company's knowledge, any plan or intention to do any of the foregoing. The Company has no reason to believe that any of its or its Subsidiaries' suppliers will experience a manufacturing disruption, a failure to dedicate adequate resources to the production, assembly or testing of the Company's or its Subsidiaries' products, or financial instability, or that any such supplier will be unable to successfully transition its manufacturing capabilities to the future needs of the Company and its Subsidiaries.

     3.31  Full  Disclosure.  No  written  statement,  information,  report,
           -----------------
representation or warranty made by the Company in this Agreement or any other Transaction Document or furnished to such Investor by or on behalf of the
Company or any of its Subsidiaries in connection with each Closing or such Investor's due diligence investigation of the Company contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances in which made, not misleading. Neither the Company nor any Person acting on its behalf or at its direction has provided such Investor with any information that, following the issuance of the press release in accordance with Section 4.1(c) hereof, will
                                                     --------------
constitute material non-public information. Following the issuance of the press release and filing of the Current Report on Form 8-K in accordance with Section
                                                                         -------
4.1(c)  hereof,  to  the Company's knowledge, such Investor will not possess any
------
material non-public information concerning the Company. The Company acknowledges that such Investor is relying on the representations, acknowledgements and agreements  made  by  the  Company  in  this  Section 3.31 and elsewhere in this
                                              ------------
Agreement in making trading and other decisions concerning the Company's securities.

     3.32  No  Other  Agreements.  The  Company has not, directly or indirectly,
           ---------------------
entered into any agreement with or granted any right to any Investor relating to the terms or conditions of the transactions contemplated by the Certificate of Designation or the Transaction Documents except as expressly set forth therein.

4.   COVENANTS  OF  THE  COMPANY  AND  EACH  INVESTOR.
     ------------------------------------------------

     4.1  The Company agrees with each Investor that the Company will:

               (a) file a Form D with the Commission and any applicable state securities department with respect to the Securities issued at each Closing as and when required under Regulation D and provide a copy of each such Form D to such Investor promptly after such filing;

               (b) take such action as the Company reasonably determines upon the advice of counsel is necessary to qualify the Securities for sale under applicable state or "blue-sky" laws or obtain an exemption therefrom, and shall provide evidence of any such action to such Investor at each Closing;

               (c) (i) on or prior to 8:30 a.m. (eastern time) on the Business Day immediately following the Execution Date, issue a press release disclosing the material terms of the Certificate, this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby and (ii) on or prior to 5:00 p.m. (eastern time) on the Business Day immediately following the Execution Date, file with the Commission a Current Report on Form 8-K disclosing the material terms of this Agreement, the Certificate of Designation and the other Transaction Documents and the transactions contemplated hereby and thereby, including as exhibits this Agreement, the Certificate of Designation, Registration Rights Agreement and form of Warrant; provided, however, that each Investor named therein shall have a reasonable opportunity to review and comment on any such press release or Current Report on Form 8-K prior to the issuance or filing thereof. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby; and

               (d) (i) on or prior to 8:30 a.m. (eastern time) on the Business Day immediately following the Put Option Closing Date, issue a press release disclosing the occurrence of the Put Option Closing and material terms thereof and (ii) on or prior to 5:00 p.m. (eastern time) on the Business Day immediately following the Put Option Closing Date, file with the Commission a Current Report on Current Report on Form 8-K disclosing the material terms of the Put Option

Closing; provided, however, that each Investor named therein shall have a reasonable opportunity to review and comment on any such press release or Current Report on Form 8-K prior to the issuance or filing thereof. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby.

     4.2 The Company agrees that it will, during the period beginning on the Execution Date and ending on the Termination Date:

               (a)  maintain  its  corporate  existence  in  good  standing;

               (b) maintain, keep and preserve all of its Properties necessary in the proper conduct of its businesses in good repair, working order and condition (ordinary wear and tear excepted) and make all necessary repairs, renewals and replacements and improvements thereto, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

               (c) pay or discharge before becoming delinquent (A) all taxes, levies, assessments and governmental charges imposed on it or its income or profits or any of its Property and (B) all lawful claims for labor, material and supplies, which, if unpaid, might become a Lien upon any of its Property, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; provided, however, that the Company shall not be required to pay or discharge any tax, levy, assessment or governmental charge, or claim for labor, material or supplies, whose amount, applicability or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established under GAAP;

               (d) comply in all material respects with all Governmental Requirements applicable to the operation of its business, including without limitation the Sarbanes-Oxley Act of 2002 and all applicable rules and regulations promulgated by the SEC thereunder;

               (e) comply with all agreements, documents and instruments binding on it or affecting its Properties or business, including, without limitation, all Material Contracts, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

               (f) provide each Investor with copies of all materials sent to its stockholders, in each such case at the same time as such materials are delivered to such stockholders;

               (g) timely file with the Commission all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination;

               (h) until the first to occur of (x) the Initial Effective Date (or if Put Option Closing occurs, the Second Effective Date) and (y) the first date upon which the Securities are eligible for resale to the public by Investors without restriction under Rule 144, enter into and maintain written agreements with Key Persons restricting them from selling shares of Common Stock, other than in connection with any 10b-5(1) trading plans in effect as of the Execution Date and disclosed to each Investor in writing; and

               (i) use commercially reasonable efforts to maintain adequate insurance coverage (including Director's and Officer's insurance in an amount not less than $2 million for each covered occurrence and in the aggregate) for the Company and each Subsidiary.

     4.3  Reservation  of  Common  Stock.  The  Company  shall,  on  the Initial
          ------------------------------
Closing Date have authorized and reserved for issuance pursuant to the Initial Preferred Shares and the Initial Warrants (the "Reserved Amount"), free from any
                                                ---------------
preemptive rights, a number of shares of Common Stock at least equal to one hundred percent (100%) of the number of shares of Common Stock issuable upon (A) conversion of the Initial Preferred Stock in full at the Conversion Price then in effect and (B) exercise of the Initial Warrants in full at the Exercise Price then in effect, in each such case without regard to any limitation or restriction on such conversion or exercise that may be set forth in the Certificate of Designation or the Warrants. On and after the Approval Date, the Reserved Amount shall be equal to two hundred percent (200%) of the maximum number of shares of Common Stock issuable upon (A) conversion of the outstanding Initial Preferred Shares and, if issued, the Put Option Preferred Shares in full at the Conversion Price then in effect and (B) exercise of the outstanding Initial Warrants and, if issued, the Put Option Warrants in full at the Exercise Price then in effect, in each such case without regard to any limitation or restriction on such conversion or exercise that may be set forth in the Certificate of Designation or the Warrants. In the event that, as a result of an adjustment to the Conversion Price of the Preferred Stock or the Exercise Price for the Warrants (pursuant to anti-dilution adjustments or otherwise) after the Approval Date, the Reserved Amount is less than one hundred and fifty percent (150%) of the number of shares of Common Stock then issuable upon conversion of all of the Preferred Stock and exercise of all of the Warrants then outstanding (without regard to any limitation or restriction on such conversion or exercise that may be set forth in the Preferred Stock or the Warrants), the Company shall take action (including without limitation seeking stockholder approval for the authorization or reservation of additional shares of Common Stock) as soon as practicable (but in no event later than the tenth
(10th) business day or, in the event that stockholder approval is required, the sixtieth (60th) day following such date) to increase the Reserved Amount to no less than two hundred percent (200%) of the number of shares of Common Stock into which such outstanding Preferred Stock are then convertible and such outstanding Warrants are exercisable. The Company shall not reduce the number of shares reserved for issuance hereunder without the written consent of the holders of seventy-five percent (75%) of the Outstanding Registrable Securities at such time. The initial Reserved Amount shall be allocated among the Investors based on each Investor's Pro Rata Share. Each increase in the Reserved Amount shall be allocated pro rata among the Investors based on the amount of Outstanding Registrable Securities held by each Investor at the time of such increase . In the event that an Investor shall sell or otherwise transfer any of such Investor's Preferred Stock or Warrant, each transferee shall be allocated a pro rata portion of such transferor's Reserved Amount. Any portion of the Reserved Amount which remains allocated to any person or entity which does not hold any Preferred Stock shall be reallocated to the remaining Investors based on the amount of Outstanding Registrable Securities at the time of such increase.

     4.4  Use  of Proceeds.  The Company shall use the proceeds from the sale of
          ----------------
the Securities for general corporate purposes only, in the ordinary course of its business and consistent with past practice; provided, however, that the Company may not use such proceeds to repurchase or redeem any securities issued by the Company or any Subsidiary or to repay any loan made to or incurred by any Affiliate of the Company.

     4.5  Limitation  on  Debt  and  Liens.  During  the period beginning on the
          --------------------------------
Execution Date and ending on the Preferred Stock Termination Date, the Company shall refrain, and shall ensure that each of its Subsidiaries refrains, (a) from incurring any Debt (including without limitation by issuing any Debt securities), other than Permitted Debt, or increasing the amount of any existing line of credit or other Debt facility beyond the amount outstanding on the date hereof, and (b) from granting, establishing or maintaining any Lien on any of its assets, including without limitation any pledge of securities owned or held by it (including without limitation any securities issued by any such Subsidiary), other than Permitted Liens.

     4.6  Issuance  Limitation.
          --------------------

     (a) During the period beginning on the Execution Date and ending on the Approval Date, the Company shall not effect a Subsequent Issuance at a price per share of Common Stock that is less than the Floor Price then in effect.

     (b) During the period beginning on the Execution Date and ending on the latest to occur of (i) the ninetieth (90th) day following the Initial Closing Date, (ii) the thirtieth (30th) day following the Initial Effective Date, (iii) the ninetieth (90th) day following the Put Option Closing Date (if the Put Option Closing occurs), and (iv) the thirtieth (30th) day following the Second Effective Date (if the Put Option Closing occurs), the Company shall not effect a Subsequent Issuance.

     4.7  Certain  Transactions.  During  the  period beginning on the Execution
          ---------------------
Date and ending on the Preferred Stock Termination Date, and except as may be expressly permitted or required by the Certificate or the Transaction Documents and the Debt that is outstanding on the Execution Date and specifically disclosed on Schedule 3.5 hereto, the Company shall not, nor will it permit any
              ------------
of its Subsidiaries to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Company or any Subsidiary of the Company (a) to pay dividends or make any other distribution to the Company or any Subsidiary of the Company in respect of capital stock or with respect to any other interest or participation in, or measured by, its profits, or (b) to pay any amounts that are or become payable under the Certificate or any of the Transaction Documents.

     4.8  Transactions  with  Affiliates.  The  Company  agrees that, during the
          ------------------------------
period beginning on the Execution Date and ending on the Preferred Stock Termination Date, any transaction or arrangement between it or any of its Subsidiaries and any Affiliate or employee of the Company or any of its Subsidiaries shall be effected only on an arms' length basis and shall be approved by the Board of Directors, including a majority of the Company's directors not having an interest in such transaction.

     4.9  Use  of  Investor  Name.  Except  as may be required by applicable law
          -----------------------
and/or this Agreement, the Company shall not use, directly or indirectly, any Investor's name or the name of any of its Affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of such Investor for the specific use contemplated or as otherwise required by applicable law or regulation.

     4.10 Company's Instructions to Transfer Agent.  On or prior to each Closing
          ----------------------------------------
Date, the Company shall execute and deliver irrevocable written instructions to the transfer agent for its Common Stock (the "Transfer Agent"), and provide each
                                              --------------
Investor with a copy thereof, directing the Transfer Agent (i) to issue certificates representing Conversion Shares upon conversion of the Preferred Shares and receipt of a valid Conversion Notice (as defined in the Certificate) from an Investor, in the amount specified in such Conversion Notice, in the name of such Investor or its nominee, (ii) to issue certificates representing Warrant Shares upon exercise of the Warrants and (iii) to deliver such certificates to such Investor no later than the close of business on the third (3rd) business day following the related Conversion Date (as defined in the Certificate) or
Exercise Date (as defined in the Warrant), as the case may be. Such certificates may bear legends pursuant to applicable provisions of this Agreement or applicable law. The Company shall instruct the transfer agent that, in lieu of delivering physical certificates representing shares of Common Stock to an Investor upon conversion of the Preferred Shares, or exercise of the Warrants, and as long as the Transfer Agent is a participant in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST") and
                  ---
the Conversion Shares are eligible to be delivered through the FAST system, and such Investor has not informed the Company that it wishes to receive physical certificates therefor, and no restrictive legend is required to appear on any physical certificate if issued, the transfer agent may effect delivery of Conversion Shares or Warrant Shares, as the case may be, by crediting the account of such Investor or its nominee at DTC for the number of shares for which delivery is required hereunder within the time frame specified above for delivery of certificates. The Company represents to and agrees with each Investor that it will not give any instruction to the Transfer Agent that will conflict with the foregoing instruction or otherwise restrict such Investor's right to convert the Preferred Shares or to receive Conversion Shares in accordance with the terms of the Certificate or to exercise the Warrant or to receive Warrant Shares upon exercise of the Warrants. In the event that the Company's relationship with the Transfer Agent should be terminated for any reason, the Company shall use its best efforts to cause the Transfer Agent to continue acting as transfer agent pursuant to the terms hereof until such time that a successor transfer agent is appointed by the Company and receives the instructions described above.

     4.11  No  Adverse  Action.  The Company and its Subsidiaries shall refrain,
           -------------------
during the period beginning on the Execution Date and ending on the Termination Date, from taking any action or entering into any arrangement which in any way materially and adversely affects the provisions of the Certificate of Designation, this Agreement or any other Transaction Document.

     4.12  Limitations on Disposition.  No Investor shall sell, transfer, assign
           --------------------------
or  dispose  of  any  Securities,  unless:

          (a) there is then in effect an effective registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (b) such Investor has notified the Company in writing of any such disposition, received the Company's written consent (which consent shall not be unreasonably withheld or delayed) to such disposition and furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act; provided, however, that no such consent or opinion of counsel will be required (A) if the sale, transfer or assignment complies with federal and state securities laws (and Investor certifies to such compliance) and is made to an Affiliate of such Investor which is also an "accredited investor" as that term is defined in Rule 501 of Regulation D, (B) if the sale, transfer or assignment is made pursuant to Rule 144 and such Investor provides the Company with evidence reasonably satisfactory to the Company that the proposed transaction satisfies the requirements of Rule 144 or (C) in connection with a bona fide pledge or hypothecation of any Securities under a margin arrangement with a broker-dealer or other financial institution or the sale of any such Securities by such broker-dealer or other financial institution following such Investor's default under such margin arrangement.

     4.13 Disclosure of Information.  The Company agrees that it will not at any
          -------------------------
time following the Execution Date disclose material non-public information to any Investor without first obtaining such Investor's written consent to receive such information. If the Company breaches its obligations under this Section
                                                                         -------
4.13,  it  shall  promptly,  and  no  later than one Business Day following such
----
breach, make a public disclosure, in compliance with Regulation FD, of all such material non-public information theretofore disclosed to such Investor.

     4.14  Listing.  The  Company  (i)  shall  use its best efforts to cause the
           -------
Common Stock, including all of the Conversion Shares issuable upon conversion of the Preferred Shares and all of the Warrant Shares issuable upon exercise of the Warrants (without regard to any limitation on such conversion or exercise), to be listed on the Nasdaq SmallCap Market, and (ii) use its best efforts to maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq SmallCap Market, the Nasdaq National Market or the New York Stock Exchange for a minimum of five (5) years following the later of (i) the Initial Closing Date or (ii) the Put Option Closing Date (if the Put Option Closing occurs).

     4.15  Indemnification  of  Investors.   The Company will indemnify and hold
           ------------------------------
each Investor and its directors, managers, officers, shareholders, members, partners, employees and agents (each, an "Investor Party") harmless from any and
                                          --------------
all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against an Investor, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Investor, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach by such Investor of such Investor's representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Investor may have with any such stockholder or any violations by such Investor of state or federal securities laws or any conduct by such Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing and to control any settlement of the claim; provided, however, that the Company will not settle any claim unless it first obtains the consent of the relevant Investor Parties, which consent shall not be unreasonably withheld if such settlement (i) does not require the Investor Parties to make any payment that is not indemnified under this Agreement, (ii) does not impose any non-financial obligations on the Investor Parties and (iii) does not require an acknowledgment of wrongdoing on the part of the Investor Parties. Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party. The Company will not be liable to any Investor Party under this Agreement (i) for any settlement by an Investor Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed (it being agreed that it shall not be unreasonable for the Company to withhold or delay such consent if the Company
(x) has acknowledged in writing its obligation to indemnify such Investor Party with respect to such matter, (y) the Company has assumed and is actively and in good faith pursuing the defense of such matter as herein provided, and (z) provided to such Investor Party reasonably acceptable evidence that the Company is able to comply with its indemnification obligations hereunder); or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to such Investor Party's wrongful actions or omissions, or gross negligence or to such Investor Party's breach of any of the representations, warranties, covenants or agreements made by such Investor in this Agreement or in the other Transaction Documents.

     4.16  Stockholder  Approval.  The  Company  shall as promptly as reasonably
           ---------------------
practicable, and in any event not later than July 20, 2005 (subject to reasonable delay based on regulatory review of the related proxy statement), hold a meeting of its stockholders for the purpose of obtaining, and shall use its best efforts to obtain, Stockholder Approval.

     4.17  Breachof  Representation.  In  the  event  that any representation or
           ------------------------
warranty made by the Company in this Agreement or any other Transaction Document is untrue or incorrect in any material respect as of the date made and such representation or warranty, if capable of being cured, is not cured within five
(5) Business Days following written notice thereof from any Investor, the Company shall pay each Investor such Investor's Pro Rata Share of the amount of $100,000 per occurrence (not to exceed $500,000 in the aggregate for all such occurrences); provided that in the event the damages or dollar amount related to such untrue or incorrect representation or warranty are quantifiable and less than $100,000, the Company shall pay such lesser amount; and provided further, that any such payment shall not impair any Investor's ability to seek actual damages or injunctive relief pursuant to the terms of this Agreement.

5.   CONDITIONS  TO  CLOSING.
     -----------------------

     5.1  Conditions  to  Investors'  Obligations  at the Initial Closing.  Each
          ----------------------------------------------------------------
Investor's obligations to effect the Initial Closing, including without limitation its obligation to purchase Initial Preferred Shares and an Initial Warrant at the Initial Closing, are conditioned upon the fulfillment (or waiver by such Investor in its sole and absolute discretion) of each of the following events as of the Initial Closing Date, and the Company shall use commercially reasonably efforts to cause each of such conditions to be satisfied:

          5.1.1 the representations and warranties of the Company set forth in this Agreement and in the other Initial Transaction Documents shall be true and correct in all material respects as of the Initial Closing Date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, in which case such representation or warranty shall be true and correct in all material respects as of that particular date);

          5.1.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in the Certificate of Designation, this Agreement or the other Initial Transaction Documents that are required to be complied with or performed by the Company on or before such date;

          5.1.3 the Company shall have filed the Certificate of Designation with the Secretary of State of the State of Delaware, and delivered to such Investor written evidence of the acceptance of such filing;

          5.1.4          the Initial Closing Date shall occur not later than May
                         9,  2005;

          5.1.5 the Company shall have delivered to such Investor a certificate, signed by the Chief Executive Officer and Chief Financial Officer of the Company, certifying that the conditions specified in this paragraph 5.1 have been fulfilled (or waived in writing by such Investor) as of the Initial Closing Date, it being understood that such Investor may rely on such certificate as though it were a representation and warranty of the Company made herein;

          5.1.6 the Company shall have delivered to such Investor a certificate, signed by the Secretary or an Assistant Secretary of the Company, attaching (i) the Certificate of Incorporation and By-Laws of the Company, and (ii) resolutions passed by its Board of Directors to authorize the transactions contemplated hereby and by the other Initial Transaction Documents, and certifying that such documents are true and complete copies of the originals and that such resolutions have not been amended or superseded, it being understood that such Investor may rely on such certificate as though it were a representation and warranty of the Company made herein;

          5.1.7 the Company shall have delivered to such Investor an opinion of counsel for the Company, dated as of the Initial Closing Date, in form and substance reasonably satisfactory to such Investor;

          5.1.8 the Company shall have delivered to such Investor a duly executed Initial Warrant and a certificate representing the Initial Preferred Shares being purchased by such Investor at the Initial Closing;

          5.1.9 the Company shall have executed and delivered to such Investor the Registration Rights Agreement;

          5.1.10 the Company shall have obtained the written agreement of each Key Person to refrain from selling shares of Common Stock until the first to occur of (x) the Initial Effective Date (or if Put Option Closing occurs, the Second Effective Date) and (y) the first date upon which all of the outstanding Securities are eligible for resale to the public by Investors without restriction under Rule 144;

          5.1.11 there shall have occurred no material adverse change in the Company's consolidated business or financial condition since the date of the Company's most recent audited financial statements attached as Schedule 3.4
                                                                    ------------
                         hereto  (except as described on Schedule 3.8.1 hereto);
                                                         --------------

          5.1.12         the Common Stock shall be quoted on the Nasdaq SmallCap
                         Market;

          5.1.13 the Company shall have authorized and reserved for issuance at least one hundred percent (100%) of the aggregate number of shares of Common Stock issuable upon conversion of all of the Initial Preferred Stock and exercise of all of the Initial Warrants to be issued at the Initial Closing (such number to be determined using the Conversion Price and Exercise Price in effect on the Initial Closing Date and without regard to any restriction on the ability of an Investor to convert Initial Preferred Stock or exercise the Initial Warrants as of such date); and

          5.1.14 there shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby or by the other Initial Transaction Documents.

     5.2  Conditions  to  Company's  Obligations  at  the  Initial Closing.  The
          -----------------------------------------------------------------
Company's obligations to effect the Initial Closing with each Investor are conditioned upon the fulfillment (or waiver by the Company in its sole and absolute discretion) of each of the following events as of the Initial Closing Date:

          5.2.1 the representations and warranties of such Investor set forth in this Agreement and in the other Initial Transaction Documents shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, in which case such representation or warranty shall be true and correct in all material respects as of that particular date);

          5.2.2 such Investor shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement and in the other Initial Transaction Documents that are required to be complied with or performed by such Investor on or before the Initial Closing Date;

          5.2.3 there shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby or by the other Initial Transaction Documents;

          5.2.4 such Investor shall have executed each Initial Transaction Document to which it is a party and shall have delivered the same to the Company; and

          5.2.5 such Investor shall have tendered to the Company the Purchase Price for the Initial Preferred Shares and Initial Warrants being purchased by it at the Initial Closing.

     5.3  Conditions  to Investors' Obligations at the Put Option Closing.  Each
          ----------------------------------------------------------------
Satellite Entity's obligations to effect the Put Option Closing, including without limitation its obligation to purchase Put Option Preferred Shares and a Put Option Warrant at the Put Option Closing, are conditioned upon the fulfillment (or waiver by such Satellite Entity in its sole and absolute discretion) of each of the following events as of the Put Option Closing Date, and the Company shall use commercially reasonably efforts to cause each of such conditions to be satisfied:

          5.3.1 the representations and warranties of the Company set forth in this Agreement and in the other Transaction Documents shall be true and correct in all material respects as of the Put Option Closing Date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, in which case such representation or warranty shall be true and correct in all material respects as of that particular date);

          5.3.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in the Certificate of Designation, this Agreement or the other Put Option Transaction Documents that are required to be complied with or performed by the Company on or before such date;

          5.3.3 the Put Option Closing Date shall occur not later than ten Business Days after the First Registration Deadline (as defined in the Registration Rights Agreement);

          5.3.4 the Company shall have delivered to such Satellite Entity a certificate, signed by the Chief Executive Officer and Chief Financial Officer of the Company, certifying that the conditions specified in this paragraph 5.3 have been fulfilled (or waived in writing by such Satellite Entity) as of the Put Option Closing Date, it being understood that such Satellite Entity may rely on such certificate as though it were a representation and warranty of the Company made herein;

          5.3.5 the Company shall have delivered to such Satellite Entity an opinion of counsel for the Company, dated as of the Put Option Closing Date, in form and substance reasonably satisfactory to such Satellite Entity;

          5.3.6 the Company shall have delivered to such Satellite Entity a duly executed Put Option Warrant and a certificate representing the Put Option Preferred Shares being purchased by such Satellite Entity at the Put Option Closing;

          5.3.7 there shall have occurred no material adverse change in the Company's consolidated business or financial condition since the date of the Company's most recent audited financial statements attached as Schedule 3.4
                                                                    ------------
                         hereto  (except as described on Schedule 3.8.1 hereto);
                                                         --------------

          5.3.8 the Common Stock shall be quoted on the Nasdaq SmallCap Market; and

          5.3.9 there shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby or by the other Put Option Transaction Documents.

     5.4  Conditions  to  Company's  Obligations at the Put Option Closing.  The
          -----------------------------------------------------------------
Company's obligations to effect the Put Option Closing with each Satellite Entity are conditioned upon the fulfillment (or waiver by the Company in its sole and absolute discretion) of each of the following events as of the Put Option Closing Date:

          5.4.1 the representations and warranties of such Satellite Entity set forth in this Agreement shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, in which case such representation or warranty shall be true and correct in all material respects as of that particular date);

          5.4.2 such Satellite Entity shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement and in the other Transaction Documents that are required to be complied with or performed by such Satellite Entity on or before the Put Option Closing Date;

          5.4.3 there shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby or by the other Put Option Transaction Documents; and

          5.4.4 such Satellite Entity shall have tendered to the Company the Purchase Price for the Put Option Preferred Shares and Put Option Warrants being purchased by it at the Put Option Closing.

6.   MISCELLANEOUS.
     -------------

          6.1  Survival;  Severability.  The  representations,  warranties,
               -----------------------
covenants and indemnities made by the parties herein, in the Certificate of Designation and in the other Transaction Documents shall survive the Initial Closing and the Put Option Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided, that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

          6.2  Successors  and  Assigns.  The  terms  and  conditions  of  this
               ------------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Each Investor may assign its rights and obligations hereunder, in connection with any private sale or transfer of Preferred Shares or Warrants in accordance with the terms hereof, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term "Investor" shall be deemed to refer to such
                                      --------
transferee as though such transferee were an original signatory hereto. The Company may not assign its rights or obligations under this Agreement.

          6.3  No  Reliance.  Each  party  acknowledges  that  (i)  it  has such
               ------------
knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents, and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of any other party in connection with entering into this Agreement, the other Transaction Documents, or such transactions (other than the representations made in this Agreement or the other Transaction Documents),
(iii) it has not received from any party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by any party.

          6.4  Independent  Nature  of  Investors'  Obligations and Rights.  The
               -----------------------------------------------------------
obligations of each Investor hereunder are several and not joint with the obligations of the other Investors hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other investor hereunder. Nothing contained herein, in the Certificate of Designation or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute any Investors as a partnership, an association, a joint venture or any other kind of entity, or a "group" as described in Section 13(d) of the Exchange Act, or create a presumption that any Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor has been represented by its own separate counsel in connection with the transactions contemplated hereby, shall be entitled to protect and enforce its rights, including without limitation rights arising out of this Agreement or the other Transaction Documents, individually, and shall not be required to be join any other Investor as an additional party in any proceeding for such purpose.

          6.5  Injunctive  Relief.  The  Company  acknowledges and agrees that a
               ------------------
breach by it of its obligations hereunder may cause irreparable harm to each Investor and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, such Investor shall be entitled to seek an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss.

          6.6  Governing Law; Jurisdiction.  This Agreement shall be governed by
               ---------------------------
and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City and County of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby (including without limitation any dispute under or with respect to the Certificate, the Preferred Shares or the Warrants), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding involving the Investor or permitted assignee of the Investor, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          6.7  Counterparts.  This  Agreement  may  be executed in any number of
               ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile transmission.

          6.8  Headings.  The  headings  used  in  this  Agreement  are used for
               --------
convenience only and are not to be considered in construing or interpreting this Agreement.

          6.9  Notices.  Any  notice, demand or request required or permitted to
               -------
be given by the Company or the Investors pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission (immediately followed by written confirmation delivered according to another mechanism provided by this section), unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day,
(ii)  on the next Business Day after timely delivery to an overnight courier and
(iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

          If  to  the  Company:

          Citadel  Security  Software  Inc.
          Two  Lincoln  Centre,  Suite  1600
          5420  LBJ  Freeway
          Dallas,  TX  75240
          Attn: Steven B. Solomon
          Phone: (214) 750-2454
          Fax:  (214)  520-0034

          with  a  copy  to:

          Wood  &  Sartain,  LLP
          12655 North Central Expressway, Suite 325
          Dallas,  Texas  75243
          Attn:  David A. Wood
          Tel:   (972) 458-0300
          Fax:   (972) 701-0302
and if to any Investor, to such address for such Investor as shall appear on the signature page hereof executed by such Investor, or as shall be designated by such Investor in writing to the Company in accordance with this Section 6.9.
                                                                    -----------

          6.10  Expenses.  The Company and each Investor shall pay all costs and
                --------
expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement or the other Transaction Documents; provided, however, that that, at the Initial Closing, the Company shall pay $55,000 in immediately available funds to Satellite Asset Management, L.P. in connection its due diligence investigation of the Company and the negotiation, preparation, execution, delivery and performance of this Agreement, the other Transaction Documents and the Certificate of Designation. Such amount may be netted out of the Purchase Price payable by Satellite Asset Management, L.P. or its Affiliates at the Initial Closing. If the Initial Closing does not occur due to a determination by the Company that it does not wish to proceed with the transactions contemplated hereby, or because the Company failed to satisfy the conditions to an Investor's obligation to purchase Initial Preferred Shares and an Initial Put Option Warrant, the Company shall pay $20,000 to Satellite Asset Management, L.P. at the time that it makes such determination.

          6.11 Entire Agreement; Amendments.  This Agreement, the Certificate of
               ----------------------------
Designation and the other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the holders of at least two-thirds (2/3) of the Outstanding Registrable Securities at such time, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. Any waver or consent shall be effective only in the specific instance and for the specific purpose for which given. Neither the Company nor any Person acting on its behalf shall, directly or indirectly, pay or cause to be paid any consideration (immediate or contingent), whether by way of interest, fee, payment for the redemption, conversion or exercise of the Securities, or otherwise, to an Investor for or as an inducement to, or in connection with the solicitation of, any amendment of any of the terms of this Agreement, the Certificate of Designation or any of the other Transaction Documents, unless such consideration is required to be paid to all of the Investors bound by such amendment.


                          [Signature Pages to Follow]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

CITADEL  SECURITY  SOFTWARE  INC.


By:  __________________________
     Name:
     Title:


SATELLITE STRATEGIC FINANCE ASSOCIATES, LLC

By:  Satellite Asset Management, L.P., its Manager


     By:  __________________________
          Name:
          Title:

ADDRESS:

     c/o Satellite Asset Management, L.P.
     623 Fifth Avenue, 20th Floor
     New York, New York 10022
     Tel:    212-209-2000
     Fax:    212-209-2021

     With  a  copy  to:

     Duval  &  Stachenfeld  LLP
     300  East  42nd  Street
     New  York,  New  York  10017
     Attn:   Robert  L.  Mazzeo,  Esq.
     Tel:    212-883-1700
     Fax:    212-883-8883


Number of Preferred Shares to be Purchased: _______________

Number of Warrant Shares Initially
Issuable Upon Exercise of Warrants:_______________

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

CITADEL  SECURITY  SOFTWARE  INC.


By:  __________________________
     Name:
     Title:


SATELLITE STRATEGIC FINANCE PARTNERS, LTD.

By:  Satellite Asset Management, L.P., its Manager


     By:  __________________________
          Name:
          Title:

ADDRESS:

     c/o Satellite Asset Management, L.P.
     623 Fifth Avenue, 20th Floor
     New York, New York 10022
     Tel:    212-209-2000
     Fax:    212-209-2021

     With  a  copy  to:

     Duval  &  Stachenfeld  LLP
     300  East  42nd  Street
     New  York,  New  York  10017
     Attn:   Robert  L.  Mazzeo,  Esq.
     Tel:    212-883-1700
     Fax:    212-883-8883


Number of Preferred Shares to be Purchased: _______________

Number of Warrant Shares Initially
Issuable Upon Exercise of Warrants:_______________

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

CITADEL  SECURITY  SOFTWARE  INC.

By:  __________________________
     Name:
     Title:


___________________________________________
          Investor  Name

By:  __________________________,  its  Manager


     By:  __________________________
          Name:
          Title:

ADDRESS:

     ________________________
     ________________________
     Attn:  _________________
     Tel:   _________________
     Fax:   _________________

     With  a  copy  to:

     ________________________
     ________________________
     Attn:  _________________
     Tel:   _________________
     Fax:   _________________


Number of Preferred Shares to be Purchased: _______________

Number of Warrant Shares Initially
Issuable Upon Exercise of Warrants:_______________

                                   Appendix B

                          Registration Rights Agreement

     REGISTRATION  RIGHTS AGREEMENT (this "Agreement"), dated as of May 9, 2005,
                                           ---------
by and between CITADEL SECURITY SOFTWARE INC., a Delaware corporation (the "Company"), and each of the entities whose names appear on the signature pages
 -------
hereof.  Such  entities  are  each  referred  to  herein  as  an "Investor" and,
                                                                  --------
collectively,  as  the  "Investors".
                         ---------

     The Company has agreed, on the terms and subject to the conditions set forth in the Securities Purchase Agreement, dated as of May 9, 2005 (the "Securities Purchase Agreement"), to issue and sell to each Investor named
 -------------------------------
therein  Series  B  Convertible  Preferred  Stock  (the  "Preferred  Stock") and
                                                          ----------------
Warrants  (the  "Warrants").
                 --------

     The  shares of Preferred Stock are convertible into shares (the "Conversion
                                                                      ----------
Shares")  of  the Company's common stock, par value $0.01 per share (the "Common
------                                                                    ------
Stock").  The Warrants are exercisable into shares of Common Stock (the "Warrant
-----                                                                    -------
Shares")  in  accordance  with  their  terms.
------

     In order to induce each Investor to enter into the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and under
                                                     --------------
applicable state securities laws. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Securities Purchase Agreement.

     In consideration of each Investor entering into the Securities Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   DEFINITIONS.
     -----------

     For purposes of this Agreement, the following terms shall have the meanings specified:

          (a)  "Commission"  means  the  Securities  and  Exchange  Commission;
                ----------

          (b)  "Filing Deadline" means each of (i) the First Filing Deadline and
                ---------------
     (ii) if the Put Option Closing occurs, the Second Filing Deadline;

          (c)  "First  Effective  Date"  means  the  date  on  which  the  First
                ----------------------
     Registration Statement is declared effective by the Commission;

          (d)  "First  Filing  Deadline" means the thirtieth (30th) calendar day
                -----------------------
     following  the  Initial  Closing  Date;

          (e)  "Initial Preferred Stock" means the Preferred Stock issued at the
                -----------------------
     Initial  Closing.

          (f)  "First Registration  Deadline"  means the earlier to occur of (i)
                ----------------------------
     one hundred twentieth (120th) calendar day following the Initial Closing Date and (ii) the third (3rd) Business Day immediately following the first date on which the Company is notified that the Commission has no comments, or no further comments, to the First Registration Statement;

          (g)  "First  Registration  Statement"  means  a registration statement
                ------------------------------
     prepared in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act ("Rule 415") or any successor rule and filed by
                                   --------
     the Company pursuant to paragraph 2(a) hereof;

          (h)  "Holder"  means any person owning or having the right to acquire,
                ------
     through conversion of the Preferred Stock or exercise of the Warrants or otherwise, Registrable Securities, including initially each Investor and thereafter any permitted assignee thereof;

          (i)  "Initial  Effective  Date"  means  the  date  on  which the First
                ------------------------
     Registration Statement is declared effective by the Commission;

          (j)  "Put  Option Preferred Stock" means the Preferred Stock issued at
                ---------------------------
     the  Put  Option  Closing;

          (k)  "Registrable  Securities"  means  the  Conversion  Shares and the
                -----------------------
     Warrant Shares and any other shares of Common Stock issuable pursuant to the terms of the Preferred Stock or the Warrants, and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the Conversion Shares or the Warrant Shares;

          (l)  "Registration  Deadline"  means  each  of  the  (i)  the  First
                ----------------------
     Registration Deadline and (ii) if the Put Option Closing occurs, the Second Registration Deadline;

          (m)  "Registration Period" has the meaning set forth in paragraph 2(d)
                -------------------
     below;

          (n)  "Registration  Statement"  means  any  registration  statement
                -----------------------
     required to be filed pursuant to the terms of this Agreement;

          (o)  "Second Effective  Date"  means  the  date  on  which  the Second
                ----------------------
     Registration Statement is declared effective by the Commission;

          (p)  "Second Filing Deadline"  means the thirtieth (30th) calendar day
                ----------------------
     following  the  Put  Option  Closing  Date;

          (q)  "Second Registration Deadline"  means the earlier to occur of (i)
                ----------------------------
     one hundred twentieth (120th) calendar day following the Put Option Closing Date and (ii) the third (3rd) Business Day immediately following the first date on which the Company is notified that the Commission has no comments, or no further comments, to the Second Registration Statement; and

          (r)  "Second  Registration  Statement"  means a registration statement
                -------------------------------
     prepared in compliance with the Securities Act and pursuant to Rule 415 or any successor rule and filed by the Company pursuant to paragraph 2(b) hereof.

     2.   REGISTRATION.
          ------------

          (a)  First Registration  Statement.  On  or  before  the  First Filing
               -----------------------------
Deadline, the Company shall prepare and file with the Commission the First Registration Statement on Form S-3 as a "shelf" registration statement under Rule 415 covering the resale of a number of shares of Registrable Securities equal to one hundred percent (100%) of the number of shares of Common Stock issuable on the Initial Closing Date pursuant to the conversion of the Initial Preferred Stock and the exercise of the Initial Warrants (such number to be determined using the Conversion Price or Exercise Price, as applicable, in effect on such dates and without regard to any restriction on the ability of any Holder to convert such Holder's Initial Preferred Stock or exercise such Holder's Initial Warrant as of such date). The Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon the conversion of the Initial Preferred Stock and exercise of the Initial Warrants in order to prevent dilution resulting from stock splits, stock dividends or similar events.

          (b)  Second Registration Statement.  If the Put Option Closing occurs,
               -----------------------------
on or before the Second Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement on Form S-3 as a "shelf" registration statement under Rule 415 covering the resale of a number of shares of Registrable Securities equal to one hundred fifty percent (150%) of the number of shares of Common Stock issuable on the Put Option Closing Date pursuant to the conversion of all then outstanding Preferred Shares and the exercise of all then outstanding Warrants (such number to be determined using the Conversion Price or Exercise Price, as applicable, in effect on such dates and without regard to any restriction on the ability of any Holder to convert such Holder's Preferred Shares or exercise such Holder's Warrant as of such date). The Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon the conversion of the Preferred Shares and exercise of the Warrants in order to prevent dilution resulting from stock splits, stock dividends or similar events.

          (c)  Conversion  to  Form  S-3.  If the Company is not eligible to use
               -------------------------
Form S-3, then the Company shall prepare and file a Registration Statement on such form as it is eligible to use (as a "shelf" registration statement under Rule 415); provided that the Company shall use its best efforts as soon as practicable following the date on which it becomes eligible to use Form S-3 (but in no event later than ten (10) Business Days after such date) to convert the Registration Statement to a Form S-3, or file a new registration statement on such form, covering at least one hundred fifty percent (150%) of the number of shares of Common Stock issuable on the date of such conversion or filing pursuant to the conversion of the Preferred Stock and the exercise of the Warrants (such number to be determined using the Conversion Price or Exercise Price, as applicable, in effect on such dates and without regard to any restriction on the ability of any Holder to convert such Holder's Preferred Stock or exercise such Holder's Warrant as of such date).

          (d)  Effectiveness.  The  Company  shall use its best efforts to cause
               -------------
each Registration Statement to become effective as soon as practicable following the filing thereof, but in no event later than the applicable Registration Deadline. The Company shall respond promptly to any and all comments made by the staff of the Commission on a Registration Statement, and shall submit to the Commission, within one (1) Business Day after the Company learns that no review of such Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on such Registration Statement, as the case may be, a request for acceleration of the effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request; provided that at any time prior to the end of the applicable Registration Deadline, the Company may delay its request for effectiveness for a period of up to ten days if the Company is required to file an Exchange Act report within such ten (10) day period that would require an amendment to such Registration Statement or a supplement to the Prospectus to be used in connection with such Registration Statement. The Company will maintain the effectiveness of each Registration Statement until the earlier to occur of (i) the date on which all of the Registrable Securities eligible for resale thereunder have been publicly sold pursuant to either the Registration Statement or Rule 144 and (ii) the date on which all of the Registrable Securities remaining to be sold under such Registration Statement (in the reasonable opinion of counsel to the Holder) may be immediately sold to the public under Rule 144(k) or any successor provision, assuming that all Warrant Shares are issued by means of a cashless exercise of the Warrants (the period beginning on the Initial Closing Date and ending on the earlier to occur of (i) or (ii) above being referred to herein as the "Registration Period").
                                                          -------------------

          (e)  Registration  Default.  If  (A)  a  Registration Statement is not
               ---------------------
filed on or before the applicable Filing Deadline or declared effective by the Commission on or before the applicable Registration Deadline, (B) after a Registration Statement has been declared effective by the Commission and during a period in which an Allowed Delay (as hereinafter defined) is not in effect, sales of Registrable Securities cannot be made by a Holder under such Registration Statement for any reason not within the exclusive control of such Holder (other than such Registrable Securities as are then freely saleable pursuant to Rule 144(k)), or (C) an amendment to a Registration Statement, or a new registration statement, required to be filed pursuant to the terms of paragraph 4(k) below is not filed on or before the date required by such paragraph, (each of (A), (B) and (C) being referred to herein as a "Registration
                                                                    ------------
Default"),  the  Company  shall  make  cash payments to each Holder equal to one
-------
percent (1.0%) of the Liquidation Preference of the Preferred Stock then held by such Holder for each thirty (30) day period in which a Registration Default occurs (prorated for any period of less than thirty days). Each such payment shall be made within five (5) Business Days following the last day of the calendar month in which a Registration Default occurs. Any such payment shall be in addition to any other remedies available to each Holder at law or in equity, whether pursuant to the terms hereof, the Securities Purchase Agreement, the Certificate of Designation, or otherwise.

          (f)  Allowed  Delay.  The Company may delay the disclosure of material
               --------------
non-public information, and suspend the availability of a Registration Statement, for no more than (i) five (5) consecutive Business Days or (ii) twenty (20) calendar days in any twelve (12) month period, in the event of a proposed merger, reorganization or similar transaction involving the Company, as long as its board of directors (A) has determined, upon the advice of counsel, that such information would be required to be disclosed in an offering registered under the Securities Act and (B) reasonably deems it in the Company's best interests not to disclose such information publicly (an "Allowed Delay").
                                                                -------------
In addition, unless the Company is eligible to file a registration statement on Form S-3, each time the Company files a post-effective amendment to a Registration Statement for the purpose of updating such Registration Statement in connection with the public filing by the Company of any report or other document with the Commission (such post-effective amendment, an "Updating
                                                                        --------
Amendment"),  the Company may also suspend the availability of such Registration
---------
Statement until such Updating Amendment is declared effective and any such suspension shall also be deemed an Allowed Delay for all purposes under this Agreement as long as such Updating Amendment is filed within five (5) Business Days following the event or circumstance requiring such amendment and the Company promptly responds to any comments made thereon by the staff of the Commission. The Company shall promptly (i) notify each Holder in writing of the existence of material non-public information giving rise to an Allowed Delay (but in no event, without the prior written consent of such Holder, shall the Company disclose to such Holder any of the facts or circumstances regarding any material non-public information), (ii) advise each Holder in writing to cease all sales under each available Registration Statement until the termination of the Allowed Delay and (iii) notify each Holder in writing immediately upon the termination or expiration of an Allowed Delay.

          (g)  Allocation  of  Conversion Shares and Warrant Shares. The initial
               ----------------------------------------------------
number of Conversion Shares and Warrant Shares included in any Registration Statement and each increase in the number thereof included therein shall be allocated  pro  rata  among  the  Holders  based  on  the  aggregate  number  of
           ---------
Registrable Securities issuable to each Holder at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the Commission (such number to be determined using the Conversion Price or Exercise Price, as applicable, in effect at such time and without regard to any restriction on the ability of a Holder to convert such Holder's Preferred Stock or exercise such Holder's Warrant as of such date). In the event that a Holder sells or otherwise transfers any of such Holder's Registrable Securities, each transferee shall be allocated the portion of the then remaining number of Registrable Securities included in such Registration Statement allocable to the transferor.

          (h)  Registration of Other Securities.  During the period beginning on
               --------------------------------
the date hereof and ending on the later to occur of (i) the First Effective Date and (ii) if the Put Option

Closing occurs, the Second Effective Date, the Company shall refrain from filing any new registration statement (other than (x) the Registration Statement or (y) a registration statement on Form S-8 with respect to stock option plans and agreements and stock plans currently in effect and disclosed pursuant to the terms of the Securities Purchase Agreement).

     3.   PIGGYBACK  REGISTRATION.
          ------------------------

     If at any time prior to the expiration of the Registration Period, (i) the Company proposes to register shares of Common Stock under the Securities Act in connection with the public offering of such shares for cash (a "Proposed
                                                                        --------
Registration")  other  than  a registration statement on Form S-8 or Form S-4 or
------------
any successor or other forms promulgated for similar purposes and (ii) a Registration Statement covering the sale of all of the Registrable Securities is not then effective and available for sales thereof by the Holders, the Company shall, at such time, promptly give each Holder written notice of such Proposed Registration. Each Holder shall have ten (10) Business Days from its receipt of such notice to deliver to the Company a written request specifying the amount of Registrable Securities that such Holder intends to sell and such Holder's intended method of distribution. Upon receipt of such request, the Company shall use its best efforts to cause all Registrable Securities which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder; provided, however, that the Company shall have the right to postpone or withdraw
--------  -------
any registration effected pursuant to this Section 3 without obligation to the Holder. If, in connection with any underwritten public offering for the account of the Company or for stockholders of the Company that have contractual rights to require the Company to register shares of Common Stock, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in a registration statement because, in the judgment of such underwriter(s), marketing or other factors dictate such limitation is necessary to facilitate such offering, then the Company shall be obligated to include in the registration statement only such limited portion of the Registrable Securities with respect to which each Holder has requested inclusion hereunder as such underwriter(s) shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities in a registration statement, in proportion to the number of Registrable Securities sought to be included by such Holders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in the registration statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the registration statement. In no event shall the Company include any securities other than the Registrable Securities on the Registration Statement or on any registration statement filed by the Company on behalf of the Holders pursuant to the terms hereof (other than in connection with the exercise of currently outstanding piggyback registration rights as disclosed in the Securities Purchase Agreement).

     4.   OBLIGATIONS  OF  THE  COMPANY.
          -----------------------------

     In addition to performing its obligations hereunder, including without limitation those pursuant to paragraphs 2(a), (b) and (c) above, the Company shall:

          (a) prepare and file with the Commission such amendments and supplements to each Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act or to maintain the effectiveness of such Registration Statement during the Registration Period (subject to any Allowed Delays), or as may be reasonably requested by a Holder in order to incorporate information concerning such Holder or such Holder's intended method of distribution;

          (b) after the Common Stock has been listed on the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or any other market or exchange, secure the listing of all Registrable Securities on such market of exchange, and provide each Holder with reasonable evidence thereof;

          (c) upon the effectiveness of a Registration Statement, furnish to each Holder such number of copies of the prospectus included in such Registration Statement, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of such Holder's Registrable Securities;

          (d) use all commercially reasonable efforts to register or qualify the Registrable Securities under the securities or "blue sky" laws of such jurisdictions within the United States as shall be reasonably requested in writing from time to time by a Holder, and do any and all other acts or things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

          (e) in the event of an underwritten public offering of the Registrable Securities, enter into (together with all Holders proposing to distribute Registrable Securities through such underwriting) and perform its obligations under an underwriting agreement, in usual and customary form reasonably acceptable to the Company, with the managing underwriter of such offering;

          (f) notify each Holder immediately after becoming aware of the occurrence of any event (but shall not, without the prior written consent of such Holder, disclose to such Holder any facts or circumstances constituting material non-public information) as a result of which the prospectus included in a Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and (except during an Allowed Delay) as promptly as practicable prepare, and file with the Commission and furnish to each Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (g) use all commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of each Registration Statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Holder of the issuance of such order and the resolution thereof;

          (h) furnish to each Holder, on the date that any Registration Statement, or any successor registration statement, becomes effective, (x) a letter, dated such date, from the Company addressed to such Holder, confirming such effectiveness and, to the knowledge of the Company, the absence of any stop order, and (y) in the case of an underwriting, (A) a copy of an opinion, dated such date, of such outside counsel, in such form and substance as is required to be given to the underwriters, and (B) a copy of a letter, dated such date, from the Company's independent certified public accountants, in such form and substance as is required to be given by the Company's independent certified public accountants to such underwriters;

          (i) provide to each Holder and its representatives, upon reasonable prior notice and execution of a reasonable non-disclosure agreement by Holder, the opportunity to conduct a reasonable inquiry of the Company's financial and other records during normal business hours and make available its officers for questions regarding information which such Holder may reasonably request in order to fulfill any due diligence obligation on its part;

          (j) permit counsel for each Holder to review each Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the Commission concerning such Holder and/or the transactions contemplated by the Transaction Documents and the Company's responses thereto, within a reasonable period of time (but in no event less than three (3) Business Days after such Holder has received such documents) prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by the Company); and

          (k) in the event that, at any time after the Approval Date (as such term is defined in the Securities Purchase Agreement), the aggregate number of shares of Common Stock available under the Registration Statements then covering such shares is insufficient to cover one hundred twenty five percent (125%) of the Registrable Securities issuable under all then outstanding Preferred Stock and Warrants (such number to be determined using the Conversion Price or Exercise Price, as applicable, in effect at such time and without regard to any restriction on the ability of any Holder to convert such Holder's Preferred Stock or exercise such Holder's Warrant) the Company shall promptly amend such Registration Statements or file a new registration statement, in any event as soon as practicable, but not later than the tenth (10th) day following notice from a Holder of the occurrence of such event, so that the

Registration Statements or such new registration statement, or both, covers no less than one hundred fifty percent (150%) of the Registrable Securities eligible for resale thereunder and issuable under all then outstanding Preferred Stock and Warrants (such number to be determined using the Conversion Price or Exercise Price, as applicable, in effect at the time of such amendment or filing and without regard to any restriction on the ability of any Holder to convert such Holder's Preferred Stock or exercise such Holder's Warrant). The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. Any Registration Statement filed pursuant to this paragraph 4(k) shall state that, to the extent permitted by Rule 416 under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Stock and exercise of the Warrants in order to prevent dilution resulting from stock splits, stock dividends or similar events. Unless and until such amendment or new Registration Statement becomes effective, each Holder shall have the rights described in Section 2(c) above.

     5.   OBLIGATIONS  OF  EACH  HOLDER.
          -----------------------------

     In connection with the registration of Registrable Securities pursuant to a Registration Statement, each Holder shall:

          (a) timely furnish to the Company in writing such information regarding itself and the intended method of disposition of such Registrable Securities as the Company shall reasonably request in order to effect the registration thereof;

          (b) upon receipt of any notice from the Company of the happening of any event of the kind described in paragraphs 4(f) or 4(g), immediately discontinue any sale or other disposition of such Registrable Securities pursuant to such Registration Statement until the filing of an amendment or supplement as described in paragraph 4(f) or withdrawal of the stop order referred to in paragraph 4(g), and use commercially reasonable efforts to maintain the confidentiality of such notice and its contents;

          (c) in the event of an underwritten offering of such Registrable Securities in which such Holder participates, enter into a customary and reasonable underwriting agreement and execute such other documents as the Company and the managing underwriter for such offering may reasonably request;

          (d) to the extent required by applicable law, deliver a prospectus to the Investor of such Registrable Securities;

          (e) notify the Company when it has sold all of the Registrable Securities held by it; and

          (f) notify the Company in the event that any information supplied by such Holder in writing for inclusion in such Registration Statement or related prospectus is untrue or omits to state a material fact required to be stated therein or necessary to make such information not misleading in light of the circumstances then existing; immediately discontinue any sale or other disposition of such Registrable Securities pursuant to such Registration Statement until the filing of an amendment or supplement to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and use commercially reasonable efforts to assist the Company as may be appropriate to make such amendment or supplement effective for such purpose.

     6.   INDEMNIFICATION.
          ---------------

     In the event that any Registrable Securities are included in a Registration Statement under this Agreement:

          (a) To the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the officers, directors, employees, agents and representatives of such Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages,
                            ------------
liabilities or reasonable out-of-pocket expenses (whether joint or several) (collectively, including legal or other expenses reasonably incurred in connection with investigating or defending same, "Losses"), insofar as any such
                                                   ------
Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Subject to the provisions of paragraph 6(c) below, the Company will reimburse such Holder, and each such officer, director, employee, agent, representative or controlling person, for any legal or other out-of-pocket expenses as reasonably incurred by any such entity or person in connection with investigating or defending any Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be obligated to indemnify any person for any Loss to the extent that such Loss is (i) based upon and is in conformity with written information furnished by such person expressly for use in such Registration Statement or (ii) based on a failure of such person to deliver or cause to be delivered the final prospectus contained in the Registration Statement and made available by the Company, if such delivery is required by applicable law.

          (b) To the extent permitted by law, each Holder who is named in such Registration Statement as a selling stockholder, acting severally and not jointly, shall indemnify and hold harmless the Company, the officers, directors, employees, agents and representatives of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any Losses to the extent (and only to the extent) that any such Losses are based upon and in conformity with written information furnished by such Holder expressly for use in such Registration Statement. Subject to the provisions of paragraph 6(c) below, such Holder will reimburse any legal or other expenses as reasonably incurred by the Company and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, further, that, in no event shall any indemnity under this subsection 6(b) exceed the net proceeds resulting from the sale of the Registrable Securities sold by such Holder under such Registration Statement.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel for all indemnified parties to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 with respect to such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6 or with respect to any other action unless the indemnifying party is materially prejudiced as a result of not receiving such notice.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree, severally and not jointly, to contribute to the aggregate Losses to which the Company or such Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Company and such Holder in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall such Holder be responsible for any amount in excess of the net proceeds resulting from the sale of the Registrable Securities sold by it under the Registration Statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by such Holder. The Company and each Holder agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the

Exchange Act and each officer, director, employee, agent or representative of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f) Unless otherwise superceded by an underwriting agreement entered into in connection with an underwritten public offering, the obligations of the Company and each Holder under this Section 6 shall survive the conversion of the Preferred Stock and exercise of the Warrants in full, the completion of any offering or sale of Registrable Securities pursuant to a Registration Statement under this Agreement, or otherwise.

     7.   REPORTS.
          -------

          With a view to making available to each Holder the benefits of Rule 144 under the Securities Act ("Rule 144") and any other similar rule or
                                    ---------
regulation of the Commission that may at any time permit such Holder to sell securities of the Company to the public without registration, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144;

          (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to such Holder, so long as such Holder owns any Registrable Securities, promptly upon written request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) to the extent not publicly available through the Commission's EDGAR database, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested by such Holder in connection with such Holder's compliance with any rule or regulation of the Commission which permits the selling of any such securities without registration.

     8.   MISCELLANEOUS.
          -------------

          (a)  Expenses  of  Registration.  Except  as otherwise provided in the
               --------------------------
Securities Purchase Agreement, all reasonable expenses, other than underwriting discounts and commissions and fees and expenses of counsel and other advisors to each Holder, incurred in connection with the registrations, filings or qualifications described herein, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, the fees and disbursements of counsel for the Company, and the fees and disbursements incurred in connection with the opinion and letter described in paragraph 4(h) hereof, shall be borne by the Company.

          (b)  Amendment;  Waiver.  Except as expressly provided herein, neither
               ------------------
this Agreement nor any term hereof may be amended or waived except pursuant to a written instrument executed by the Company and the Holders of at least two-thirds (2/3) of the Registrable Securities into which all of the Preferred Stock and Warrants then outstanding are convertible or exercisable (without regard to any limitation on such conversion or exercise). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder and the Company. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof.

          (c)  Notices.  Any  notice, demand or request required or permitted to
               -------
be given by the Company or an Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

          If  to  the  Company:

          Citadel  Security  Software  Inc.
          Two  Lincoln  Centre,  Suite  1600
          5420  LBJ  Freeway
          Dallas,  TX  75240
          Attn: Steven B. Solomon
          Phone: (214) 750-2454
          Fax:  (214)  520-0034

          with  a  copy  to:

          Wood  &  Sartain,  LLP
          12655 North Central Expressway, Suite 325
          Dallas, Texas 75243
          Attn:  David A. Wood
          Tel:   (972) 458-0300
          Fax:   (972) 701-0302


and if to a Holder, to such address as shall be designated by such Holder in writing to the Company.

          (d)  Assignment.  Upon  the  transfer of any Preferred Stock, Warrants
               ----------
or Registrable Securities by a Holder, the rights of such Holder hereunder with respect to such securities so transferred shall be assigned automatically to the transferee thereof, and such transferee shall thereupon be deemed to be a "Holder" for purposes of this Agreement, as long as: (i) the Company is, within a reasonable period of time following such transfer, furnished with written notice of the name and address of such transferee, (ii) the transferee agrees in writing with the Company to be bound by all of the provisions hereof, and (iii) such transfer is made in accordance with the applicable requirements of the Securities Purchase Agreement; provided, however, that the registration rights
                                 --------  -------
granted in this Agreement shall not be transferred to any person or entity that receives any Preferred Stock, Warrants or Registrable Securities in a public transaction pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144.

          (e)  Counterparts.  This  Agreement  may  be executed in counterparts,
               ------------
each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission.

          (f)  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

          (g)  Holder  of  Record.  A  person  is deemed to be a Holder whenever
               ------------------
such person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.

          (h)  Entire  Agreement.  This  Agreement,  the  Securities  Purchase
               -----------------
Agreement, the Certificate of Designation, the Warrants, and the other Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement, the Certificate of Designation, the Warrants, and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

          (i)  Headings.  The  headings in this Agreement are for convenience of
               --------
reference  only  and  shall  not  limit  or otherwise affect the meaning hereof.

          (j)  Third  Party  Beneficiaries.  This  Agreement is intended for the
               ---------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.


                           [Signature Pages to Follow]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.


CITADEL  SECURITY  SOFTWARE  INC.


By:  __________________________
     Name:
     Title:


SATELLITE STRATEGIC FINANCE ASSOCIATES, LLC


By:  Satellite Asset Management, L.P., its Manager


By:  _________________________
     Name:
     Title:


SATELLITE STRATEGIC FINANCE PARTNERS, LTD.

By:  Satellite Asset Management, L.P., its Manager


By:  __________________________
     Name:
     Title:



___________________________________________
          Investor  Name

By:  __________________________,  its  Manager


By:  __________________________
     Name:
     Title:

                                   Appendix C

                    Form of Warrant to Purchase Common Stock

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER. SUBJECT TO COMPLIANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED OR HYPOTHECATED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THIS WARRANT OR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT.


                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                         CITADEL SECURITY SOFTWARE INC.


Issue Date: May 9, 2005


     THIS CERTIFIES that ______________ or any subsequent holder hereof (the "Holder"), has the right to purchase from CITADEL SECUIRTY SOFTWARE INC., a
 ------
Delaware corporation (the "Company"), up to _______ fully paid and nonassessable
                           -------
shares  of  the  Company's  common stock, par value $0.01 per share (the "Common
                                                                          ------
Stock"), subject to adjustment as provided herein, at a price per share equal to
-----
the Exercise Price (as defined below), at any time beginning on the date on which this Warrant is issued (the "Issue Date") and ending at 6:00 p.m., eastern
                                   ----------
time, on the date that is the tenth (10th) anniversary of the Issue Date (the "Expiration Date"). This Warrant is issued pursuant to a Securities Purchase
 ----------------
Agreement,  dated  as  of  May  9,  2005  (the "Securities Purchase Agreement").
                                                -----------------------------
Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Securities Purchase Agreement.

     1.   Exercise.
          --------

     (a)  Right to Exercise; Exercise Price.  The Holder shall have the right to
          ---------------------------------
exercise this Warrant at any time and from time to time during the period beginning on the Issue Date and ending on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant Shares"). The
                                                          --------------
"Exercise  Price"  for  each  Warrant  Share  purchased  by  the Holder upon the
 ---------------
exercise of this Warrant shall be equal to $1.75, subject to adjustment for the events specified in Section 6 below.

     (b)  Exercise  Notice.  In order to exercise this Warrant, the Holder shall
          ----------------
send by facsimile transmission, at any time prior to 6:00 p.m., eastern time, on the Business Day on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company an executed copy of the notice of exercise in
 --------------
the form attached hereto as Exhibit A (the "Exercise Notice"), and a copy of the
                                            ---------------
original Warrant, and, in the case of a Cash Exercise (as defined below), shall forward to the Company the Exercise Price. The Exercise Notice shall also state the name or names (with address) in which the shares of Common Stock that are issuable on such exercise shall be issued. In the case of a dispute as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including, without limitation, the calculation of any adjustment pursuant to Section 6 below), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and shall submit the disputed calculations to an independent registered public accounting firm of national recognition within two (2) Business Days following the date on which the Exercise Notice is delivered to the Company. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than three (3) Business Days following the day on which such accountant received the disputed calculations (the "Dispute Procedure"). Such
                                                       -----------------
accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

     (c)  Holder  of  Record.  The  Holder shall, for all purposes, be deemed to
          ------------------
have become the holder of record of the Warrant Shares specified in an Exercise Notice on the Exercise Date specified therein, irrespective of the date of delivery of such Warrant Shares. Except as specifically provided herein, nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

     (d)  Cancellation  of  Warrant.  This  Warrant  shall  be canceled upon its
          -------------------------
exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise
               --------   -------
all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

     2.   Delivery of Warrant Shares Upon Exercise.  Upon receipt of an Exercise
          ----------------------------------------
Notice pursuant to Section 1 above, the Company shall, (A) in the case of a Cash Exercise no later than the close of business on the later to occur of (i) the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice and (ii) such later date on which the Company shall have received payment of the Exercise Price, (B) in the case of a Cashless Exercise (as defined below), no later than the close of business on the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice, and (C) with respect to Warrant Shares that are the subject of a Dispute Procedure, the close of business on the third
(3rd) Business Day following the determination made pursuant to Section 1(b) (each of the dates specified in (A), (B) or (C) being referred to as a "Delivery
                                                                        --------
Date"),  issue and deliver or caused to be delivered to the Holder the number of
----
Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder by, as long as the Transfer Agent participates in the Depository Trust Company ("DTC") Fast Automated
                                                            ---
Securities Transfer program ("FAST"), crediting the account of the Holder or its
                              ----
nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if the Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date.

     3.   Failure  to  Deliver  Warrant  Shares.
          -------------------------------------

     (a) In the event that the Company fails for any reason to deliver to the Holder the number of Warrant Shares specified in the applicable Exercise Notice on or before the Delivery Date therefor (an "Exercise Default"), and such
                                                    ----------------
default continues for seven (7) Business Days following delivery of a written notice of such default by the Holder to the Company, the Company shall pay to the Holder payments ("Exercise Default Payments") in the amount of (i) (N/365)
                        -------------------------
multiplied  by (ii) the aggregate Exercise Price of the Warrant Shares which are
--------------
the  subject  of  such Exercise Default multiplied by (iii) the lower of fifteen
                                        -------------
percent  (15%)  and  the  maximum rate permitted by applicable law (the "Default
                                                                         -------
Interest  Rate"),  where  "N"  equals  the  number  of  days elapsed between the
--------------
original Delivery Date of such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Cash amounts payable hereunder shall be paid on or before the fifth (5th) Business Day of the calendar month following the calendar month in which such amount has accrued.

     (b) In the event that the Holder has not received certificates representing the Warrant Shares by the seventh (7th) Business Day following an Exercise Default, the Holder may, upon written notice to the Company (an "Exercise
                                                                        --------
Default  Notice"),  regain  on  the date of such notice the rights of the Holder
---------------
under the exercised portion of this Warrant that is the subject of such Exercise Default, in which case the Exercise Price upon any subsequent exercise of such portion of this Warrant will be equal to the lesser of (x) the lowest Exercise Price occurring during the period beginning on related Delivery Date and ending on the date on which the Exercise Default Notice is delivered to the Company and
(y) the Exercise Price in effect on the applicable Exercise Date (it being understood that the Holder may deliver an Exercise Notice at any time following delivery of an Exercise Default Notice to the Company). In such event, the Holder shall retain all of the Holder's rights and remedies with respect to the Company's failure to deliver such Warrant

Shares (including without limitation the right to receive the cash payments specified in Section 3(a) above).

     (c) Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver Warrant Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the Common Stock so purchased minus (B) the aggregate amount of net proceeds, if any, received by
             -----
the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise), and the Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief); provided, however, that, in the
                                                 --------  -------
event, following an Exercise Default, the Company delivers to the Holder the Warrant Shares that are required to be issued by the Company pursuant to such exercise, the Holder shall use commercially reasonable efforts to sell such shares promptly following such delivery.

     4.   Exercise  Limitations.  In  no  event shall the Holder be permitted to
          ---------------------
exercise this Warrant, or part thereof, if, upon such exercise, the number of shares of Common Stock beneficially owned by the Holder (other than shares which would otherwise be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 4), would exceed 4.99% of the number of shares of Common Stock then issued and outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder. To the extent that the limitation contained in this Section 4 applies, the submission of an Exercise Notice by the Holder shall be deemed to be the Holder's representation that this Warrant is exercisable pursuant to the terms hereof and the Company shall be entitled to rely on such representation without making any further inquiry as to whether this Section 4 applies. Nothing contained herein shall be deemed to restrict the right of a Holder to exercise this Warrant, or part thereof, at such time as such exercise will not violate the provisions of this Section 4. The limitation contained in this Section 4 shall cease to apply (x) upon sixty (60) days' prior written notice from the Holder to the Company, (y) immediately upon written notice from the Holder to the Company at any time after the public announcement or other disclosure of a Major Transaction (as defined below).

     5.   Payment  of the Exercise Price; Cashless Exercise.  The Holder may pay
          -------------------------------------------------
the Exercise Price in either of the following forms or, at the election of Holder, a combination thereof:

     (a)  through  a cash exercise (a "Cash Exercise") by delivering immediately
                                       -------------
available  funds,  or

     (b) if an effective Registration Statement is not available for the resale of all of the Warrant Shares issuable hereunder at the time an Exercise Notice is delivered to the Company, through a cashless exercise (a "Cashless
                                                                       --------
Exercise").  The  Holder  may  effect  a  Cashless Exercise by surrendering this
--------
Warrant to the Company and noting on the Exercise Notice that the Holder wishes to effect a Cashless Exercise, upon which the Company shall issue to the Holder the number of Warrant Shares determined as follows:

               X  =  Y  x  (A-B)/A

where:         X  =  the  number  of  Warrant Shares to be issued to the Holder;

               Y = the number of Warrant Shares with respect to which this Warrant is being exercised;

               A  =  the  Market  Price  as  of  the  Exercise  Date;  and

               B  =  the  Exercise  Price.

For purposes of Rule 144, it is intended and acknowledged that the Warrant Shares issued in a Cashless Exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares required by Rule 144 shall be deemed to have been commenced, on the Issue Date.

     6.   Anti-Dilution  Adjustments;  Distributions; Other Events. The Exercise
          --------------------------------------------------------
Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 6. In the event that any adjustment of the Exercise Price or the number of Warrant Shares as required herein results in a fraction of a cent or fraction of a share, as applicable, such Exercise Price or number of Warrant Shares shall be rounded up or down to the nearest cent or share, as applicable.

     (a)  Subdivision  or  Combination  of Common Stock.  If the Company, at any
          ---------------------------------------------
time after the Issue Date, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased.

     (b)  Distributions.  If  the Company shall declare or make any distribution
          -------------
of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend or otherwise (including any dividend or distribution to the Company's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), the
                                                             ------------
Company  shall  deliver  written  notice  of  such Distribution (a "Distribution
                                                                    ------------
Notice")  to the Holder at least fifteen (15) Business Days prior to the earlier
------
to occur of (i) the record date for determining stockholders entitled to such Distribution (the "Record Date") and (ii) the date on which such Distribution is
                   -----------
made (the "Distribution Date").  The Holder shall be entitled to receive, at its
           -----------------
option (to be exercised by written notice delivered to the Company following the date on which a Distribution Notice is delivered to the Holder), either (A) the same amount and type of assets being distributed in such Distribution as though the Holder were a holder on the Record Date therefor of a number of shares of Common Stock into which this Warrant is exercisable as of such Record Date (such number of shares to be determined at the Exercise Price then in effect and without giving effect to any limitations on such exercise contained in this Warrant or the Securities Purchase Agreement) or (B) a reduction in the Exercise Price as of the Record Date therefor, such reduction to be effected by reducing the Exercise Price in effect on the Business Day immediately preceding the Record Date by an amount equal to the fair market value of the assets to be distributed divided by the
                                                                  ----------
number of shares of Common Stock as to which such Distribution is to be made, such fair market value to be reasonably determined in good faith by the independent members of the Company's Board of Directors. Notwithstanding anything herein to the contrary, if the Holder does not notify the Company of whether the Holder has elected clause (A) or (B) in the preceding sentence on or prior to the Distribution Date, the Holder shall be deemed to have elected clause (B) of the preceding sentence.

     (c)  Dilutive  Issuances.
          -------------------

          (i)  Adjustment  Upon  Dilutive  Issuance.  If,  at any time after the
               ------------------------------------
Issue Date, the Company issues or sells, or in accordance with subparagraph (ii) of this Section 6(c), is deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Exercise Price on the date of such issuance or sale (or deemed issuance or sale) (a "Dilutive Issuance"), then
                                                       -----------------
the Exercise Price shall be adjusted so as to equal the consideration received or receivable by the Company (on a per share basis) for the additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance (which, in the case of a deemed issuance or sale, shall be calculated in accordance with subparagraph (ii) below) ); provided, however, that until
                                                  --------   -------
Stockholder Approval is obtained, in no event shall the Conversion Price be adjusted to an amount that is less than the Floor Price then in effect.

         (ii)  Effect  On  Exercise  Price  Of  Certain Events.  For purposes of
               -----------------------------------------------
determining the adjusted Exercise Price under subparagraph (i) of this Section 6(c), the following will be applicable:

               (A)  Issuance Of Purchase Rights.  If the Company issues or sells
                    ---------------------------
     any options, warrants, or other rights to purchase or subscribe for Common Stock or Convertible Securities ("Purchase Rights"), whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of Convertible Securities, if applicable) is less than the Exercise Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Purchase Rights" shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate amount (without giving effect to anti-dilution provisions) of additional consideration, if any, payable to the Company upon the exercise of all such

     Purchase  Rights, plus, in the case of Convertible Securities issuable upon
                       ----
     the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(B) below), by (y) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). Except as provided in Section 6(c)(ii)(C) hereof, no further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Purchase Rights or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Purchase Rights.

               (B)  Issuance  Of  Convertible Securities.  If the Company issues
                    ------------------------------------
     or sells any securities or other instruments that are convertible into or exercisable or exchangeable for Common Stock" ("Convertible Securities"), whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Exercise Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities (without giving effect to anti-dilution provisions) shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. If the Convertible Securities so issued or sold do not have a fluctuating conversion or exercise price or exchange ratio, then for the purposes of the immediately preceding sentence, the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in this subparagraph (ii)(B)), by (B) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. If the Convertible Securities so issued or sold have a fluctuating conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then for purposes of the first
      -------------------------------------
     sentence of this subparagraph (ii)(B), the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be deemed to be the lowest price per share which would be applicable
     (assuming all holding period and other conditions to any discounts contained in such Variable Rate Convertible Security have been satisfied) if the conversion price of such Variable Rate Convertible Security on the date of issuance or sale thereof were seventy-five percent (75%) of the actual conversion price on such date (the "Assumed Variable Market Price"),
                                                -----------------------------
     and, further, if the conversion price of such Variable Rate Convertible Security at any time or times thereafter is less than or equal to the Assumed Variable Market Price last used for making any adjustment under this Section 6(c) with respect to any Variable Rate Convertible Security, the Exercise Price in effect at such time shall be readjusted to equal the Exercise Price which would have resulted if the Assumed Variable Market Price at the time of issuance of the Variable Rate Convertible Security had been seventy-five percent (75%) of the actual conversion price of such Variable Rate Convertible Security existing at the time of the adjustment required by this sentence. No further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

               (C)  Change  In  Option  Price Or Conversion Rate.  If there is a
                    --------------------------------------------
     change at any time in (x) the amount of additional consideration payable to the Company upon the exercise of any Purchase Rights; (y) the amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of any Convertible Securities the adjustment for which is not otherwise covered under Section 6(c)(ii)(B) above; or (z) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock, then in any such case, the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Purchase Rights or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

               (D)  Calculation Of Consideration Received.  If any Common Stock,
                    -------------------------------------
     Purchase Rights or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Company therefor. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Company, purchase services from the Company or otherwise provide intangible consideration to the Company, the amount of the consideration other than cash received by the Company (including the net present value of the consideration expected by the Company for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the average of the last sale prices thereof on the principal market for such securities during the period of ten Trading Days immediately preceding the date of receipt. In case any Common Stock, Purchase Rights or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Purchase Rights or Convertible Securities, as the case may be. The independent members of the Company's Board of Directors shall calculate reasonably and in good faith, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities; provided, however, that if the Holder does not agree to such fair market value calculation within three Business Days after receipt thereof from the Company, then such fair market value shall be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Holder and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company.

        (iii)  Exceptions  To Adjustment Of Exercise Price.  Notwithstanding the
               -------------------------------------------
foregoing,  no  adjustment  to the Exercise Price shall be made pursuant to this
Section  6(c)  upon
the  issuance  of  any  Excluded  Securities.  For  purposes  hereof,  "Excluded
                                                                        --------
Securities"  means  (I)  securities  purchased  under  the  Securities  Purchase
----------
Agreement; (II) securities issued upon conversion or exercise of the Preferred Stock or the Warrants and securities issued upon conversion of the Series A Preferred Stock or; (III) shares of Common Stock issuable or issued to employees, consultants or directors from time to time upon the exercise of options, in such case granted or to be granted in the discretion of the Board of Directors pursuant to one or more stock option plans or agreements or restricted stock plans or agreements in effect as of the Issue Date and up to an additional 500,000 shares of Common Stock issuable or issued to employees, directors, consultants or lenders from time to time as shares or upon the exercise of options or warrants, which may be granted in the discretion of the Board of Directors pursuant to one or more agreements, stock option plans or agreements or restricted stock plans or agreements approved by the Independent Directors of the Board of Directors after the Issue Date; (IV) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; and (V) shares of Common Stock issued in connection with the acquisition by the Company of any corporation or other entity occurring after the Effective Date and as long as a fairness opinion with respect to such acquisition is rendered by an investment bank of national recognition.

         (iv)  Notice Of Adjustments.  Upon the occurrence of each adjustment or
               ---------------------
readjustment of the Exercise Price pursuant to this Section 6(c) resulting in a change in the Exercise Price by more than one percent (1%), or any change in the number or type of stock, securities and/or other property issuable upon exercise of this Warrant, the Company, at its expense, shall promptly compute such adjustment or readjustment or change and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment or change and showing in detail the facts upon which such adjustment or readjustment or change is based. The Company shall, at its expense and upon the written request at any time of the Holder, furnish to the Holder a like certificate setting forth (i) such adjustment or readjustment or change, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon exercise of this Warrant.

     (d)  Major Transactions.  In the event of a merger, consolidation, business
          ------------------
combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), the Company
                                                -----------------
will give the Holder at least thirty (30) days written notice prior to the closing of such Major Transaction, and: (i) the Holder shall be permitted to exercise this Warrant in whole or in part at any time prior to the record date for the receipt of such consideration and shall be entitled to receive, for each share of Common Stock issuable to Holder for such exercise, the same per share consideration payable to the other holders of Common Stock in connection with such Major Transaction, and (ii) if and to the extent that the Holder retains any portion of this Warrant following such record date, the Company will cause the surviving or, in the event of a sale of assets, purchasing entity, as a condition precedent to such Major Transaction, to assume the obligations of the Company under this Warrant, with such adjustments to the Exercise Price and the securities covered hereby as may be necessary in order to preserve the economic benefits of this Warrant to the Holder.

     (e)  Adjustments;  Additional  Shares,  Securities or Assets.  In the event
          -------------------------------------------------------
that at any time, as a result of an adjustment made pursuant to this Section 6, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 6. Any adjustment made herein other than pursuant to Section 6(c) hereof that results in a decrease in the Exercise Price shall also effect a proportional increase in the number of shares of Common Stock into which this Warrant is exercisable.

     7.   Fractional  Interests.
          ---------------------

          No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, the Company shall, in lieu of issuing any such fractional share, pay to the Holder an amount in cash equal to the product resulting from multiplying such fraction by the Market Price as of the Exercise Date.

     8.   Transfer  of  this  Warrant.
          ---------------------------

          The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act, and applicable state security laws, and is otherwise made in accordance with the applicable provisions of the Securities Purchase Agreement. Upon such transfer or other disposition, the Holder shall deliver this Warrant to the Company together with a written notice to the Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer Notice"), indicating the person or persons to whom
                     ---------------
this Warrant shall be transferred and, if less than all of this Warrant is transferred, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three (3) Business Days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares and, if less than all this Warrant is transferred, shall deliver to the Holder a Warrant for the remaining number of Warrant Shares.

     9.   Benefits  of  this  Warrant.
          ---------------------------

          This Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant and nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim hereunder.

     10.  Loss,  theft,  destruction  or  mutilation  of  Warrant.
          -------------------------------------------------------

          Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     11.  Notice  or  Demands.
          -------------------

          Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Warrant shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

          If  to  the  Company:

          Citadel  Security  Software  Inc.
          Two  Lincoln  Centre,  Suite  1600
          5420  LBJ  Freeway
          Dallas,  TX  75240
          Attn: Steven B. Solomon
          Phone: (214) 750-2454
          Fax:  (214)  520-0034

          with  a  copy  to:

          Wood  &  Sartain,  LLP
          12655 North Central Expressway, Suite 325
          Dallas,  Texas  75243
          Attn:  David A. Wood
          Tel:   (972) 458-0300
          Fax:   (972) 701-0302

and if to the Holder, to such address as shall be designated by the Holder in writing to the Company.

     12.  Applicable  Law.
          ---------------

          This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

     13.  Amendments.
          ----------

          No amendment, modification or other change to, or waiver of any provision of, this Warrant may be made unless such amendment, modification or change or waiver is (A) set forth in writing and is signed by the Company and the Holder or (B) agreed to in writing by the holders of at least two-thirds (2/3) of the number of shares into which the Warrants issued in connection with the Series B Preferred Stock and then outstanding are exercisable (without regard to any limitation contained herein on such exercise), it being understood that upon the satisfaction of the conditions described in (A) or (B) above, each Warrant (including any Warrant held by the Holder who did not execute the agreement specified in (A) above) shall be deemed to incorporate any amendment, modification, change or waiver effected thereby as of the effective date thereof.

     14.  Entire  Agreement.
          -----------------

     This Warrant, the Securities Purchase Agreement, the Certificate of Designation, the Registration Rights Agreement, and the other Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant, the Securities Purchase Agreement, the Certificate of Designation, the Registration Rights Agreement, and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

     15.  Headings.
          --------

     The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.


     16.  Issue  Tax.
          ----------

     The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.


                           [Signature Page to Follow]

     IN WITNESS WHEREOF, the Company has duly executed and delivered this Warrant as of the Issue Date.



                                CITADEL SECURITY SOFTWARE INC.


                                By:   __________________________
                                      Name:
                                      Title:

                                                            EXHIBIT A to WARRANT

                                 EXERCISE NOTICE
                                 ---------------


     The undersigned Holder hereby irrevocably exercises the right to purchase ______ of the shares of Common Stock ("Warrant Shares") of Citadel Security
                                            --------------
Software  Inc.  evidenced  by  the attached Warrant (the "Warrant"). Capitalized
                                                          -------
terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

     1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

          ______  a  Cash  Exercise  with  respect  to _________________ Warrant
                     --------------
Shares;  and/or

          ______  a  Cashless Exercise with respect to _________________ Warrant
                     -----------------
Shares,  as  permitted  by  Section  5(b)  of  the  attached  Warrant.


     2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the sum of $________________ to the Company in accordance with the terms of the Warrant.



Date:  ______________________


_____________________________________
     Name  of  Registered  Holder

By:  ________________________________
     Name:
     Title:

                                                            EXHIBIT B to WARRANT
                                                            --------------------

                                 TRANSFER NOTICE
                                 ---------------



FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons named below the right to purchase _________ shares of the Common Stock of Citadel Security Software Inc. evidenced by the attached Warrant.


Date:  ______________________


_____________________________________
     Name  of  Registered  Holder

By:  ________________________________
     Name:
     Title:

Transferee  Name  and  Address:

________________________________________

________________________________________

________________________________________

                                   Appendix D

                            Form of Exchange Warrant

                                                 EXHIBIT A TO EXCHANGE AGREEMENT
                                                 -------------------------------

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER. SUBJECT TO COMPLIANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED OR HYPOTHECATED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THIS WARRANT OR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT.


                    SERIES C WARRANT TO PURCHASE COMMON STOCK

                                       OF

                         CITADEL SECURITY SOFTWARE INC.


Issue Date: May 9, 2005


     THIS CERTIFIES that SATELLITE STRATEGIC FINANCE ASSOCIATES, LLC or any subsequent holder hereof (the "Holder"), has the right to purchase from CITADEL
                                ------
SECUIRTY  SOFTWARE  INC.,  a  Delaware  corporation  (the  "Company"), up to One
                                                            -------
Million Two Hundred Thousand (1,200,000) fully paid and nonassessable shares of the Company's common stock, par value $0.01 per share (the "Common Stock"),
                                                                 ------------
subject to adjustment as provided herein, at a price per share equal to the Exercise Price (as defined below), at any time beginning on the date on which this Warrant is issued (the "Issue Date") and ending at 6:00 p.m., eastern time,
                             ----------
on the date that is the tenth (10th) anniversary of the Issue Date (the "Expiration Date"). This Warrant is issued pursuant to an Exchange Agreement,
 ----------------
dated  as  of  May  9,  2005  (the  "Exchange Agreement") in connection with the
                                     ------------------
issuance of securities pursuant to a Securities Purchase Agreement, dated as of May 9, 2005 (the "Securities Purchase Agreement"). Capitalized terms used
                      -------------------------------
herein and not otherwise defined shall have the respective meanings set forth in the Securities Purchase Agreement.

     1.   Exercise.
          --------


     (a)  Right  to  Exercise;  Exercise  Price;  Number of Warrant Shares.  The
          ----------------------------------------------------------------
Holder shall have the right to exercise this Warrant at any time and from time to time during the period beginning on the Issue Date and ending on the
Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant Shares"); provided, however, that prior to an increase in
               --------------    --------  -------
the number of shares of Common Stock authorized for issuance by the Company, the Holder may not exercise this Warrant into greater than one million (1,000,000) Warrant Shares (subject to adjustment as provided herein). The "Exercise Price"
                                                                 --------------
for each Warrant Share purchased by the Holder upon the exercise of this Warrant shall be equal to $1.75, subject to adjustment for the events specified in
Section  6  below.

     (b)  Exercise  Notice.  In order to exercise this Warrant, the Holder shall
          ----------------
send by facsimile transmission, at any time prior to 6:00 p.m., eastern time, on the Business Day on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company an executed copy of the notice of exercise in
 --------------
the form attached hereto as Exhibit A (the "Exercise Notice"), and a copy of the
                                            ---------------
original Warrant, and, in the case of a Cash Exercise (as defined below), shall forward to the Company the Exercise Price. The Exercise Notice shall also state the name or names (with address) in which the shares of Common Stock that are issuable on such exercise shall be issued. In the case of a dispute as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including, without limitation, the calculation of any adjustment pursuant to Section 6 below), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and shall submit the disputed calculations to an independent registered public accounting firm of national recognition within two (2) Business Days following the date on which the Exercise Notice is delivered to the Company. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than three (3) Business Days following the day on which such accountant received the disputed calculations (the "Dispute Procedure"). Such
                                                       -----------------
accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

     (c)  Holder  of  Record.  The  Holder shall, for all purposes, be deemed to
          ------------------
have become the holder of record of the Warrant Shares specified in an Exercise Notice on the Exercise Date specified therein, irrespective of the date of delivery of such Warrant Shares. Except as specifically provided herein, nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

     (d)  Cancellation  of  Warrant.  This  Warrant  shall  be canceled upon its
          -------------------------
exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise
               --------   -------
all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

     2.   Delivery of Warrant Shares Upon Exercise.  Upon receipt of an Exercise
          ----------------------------------------
Notice pursuant to Section 1 above, the Company shall, (A) in the case of a Cash Exercise no later than the close of business on the later to occur of (i) the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice and (ii) such later date on which the Company shall have received payment of the Exercise Price, (B) in the case of a Cashless Exercise (as defined below), no later than the close of business on the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice, and (C) with respect to Warrant Shares that are the subject of a Dispute Procedure, the close of business on the third (3rd) Business Day following the determination made pursuant to Section 1(b) (each of the dates specified in (A), (B) or (C) being referred  to  as a "Delivery Date"), issue and deliver or caused to be delivered
                    -------------
to the Holder the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder by, as long as the Transfer Agent participates in the Depository Trust Company ("DTC")
                                                                           ---
Fast  Automated  Securities  Transfer program ("FAST"), crediting the account of
                                                ----
the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if the Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date.

     3.   Failure to Deliver Warrant Shares.
          ---------------------------------

     (a) In the event that the Company fails for any reason to deliver to the Holder the number of Warrant Shares specified in the applicable Exercise Notice on or before the Delivery Date therefor (an "Exercise Default"), and such
                                                    ----------------
default continues for seven (7) Business Days following delivery of a written notice of such default by the Holder to the Company, the Company shall pay to the Holder payments ("Exercise Default Payments") in the amount of (i) (N/365)
                        -------------------------
multiplied  by (ii) the aggregate Exercise Price of the Warrant Shares which are
--------------
the  subject  of  such Exercise Default multiplied by (iii) the lower of fifteen
                                        -------------
percent  (15%)  and  the  maximum rate permitted by applicable law (the "Default
                                                                         -------
Interest  Rate"),  where  "N"  equals  the  number  of  days elapsed between the
--------------
original Delivery Date of such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Cash amounts payable hereunder shall be paid on or before the fifth (5th) Business Day of the calendar month following the calendar month in which such amount has accrued.

     (b)  In  the  event  that  the  Holder  has  not  received  certificates representing the Warrant Shares by the seventh (7th) Business Day following an Exercise Default, the Holder may, upon written notice to the Company (an "Exercise Default Notice"), regain on the date of such notice the rights of the
 ------------------------
Holder under the exercised portion of this Warrant that is the subject of such Exercise Default, in which case the Exercise Price upon any subsequent exercise of such portion of this Warrant will be equal to the lesser of (x) the lowest Exercise Price occurring during the period beginning on related Delivery Date and ending on the date on which the Exercise Default Notice is delivered to the Company and (y) the Exercise Price in effect on the applicable Exercise Date (it being understood that the Holder may deliver an Exercise Notice at any time following delivery of an Exercise Default Notice to the Company). In such event, the Holder shall retain all of the Holder's rights and remedies with respect to the Company's failure to deliver such Warrant Shares (including without limitation the right to receive the cash payments specified in Section 3(a) above).

     (c) Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver Warrant Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the Common Stock so purchased minus (B) the aggregate amount of net proceeds, if any, received by
             -----
the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise), and the Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief); provided, however, that, in the
                                                 --------  -------
event, following an Exercise Default, the Company delivers to the Holder the Warrant Shares that are required to be issued by the Company pursuant to such exercise, the Holder shall use commercially reasonable efforts to sell such shares promptly following such delivery.

     4.   Exercise  Limitations.  In  no  event shall the Holder be permitted to
          ---------------------
exercise this Warrant, or part thereof, if, upon such exercise, the number of shares of Common Stock beneficially owned by the Holder (other than shares which would otherwise be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 4), would exceed 4.99% of the number of shares of Common Stock then issued and outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder. To the extent that the limitation contained in this Section 4 applies, the submission of an Exercise Notice by the Holder shall be deemed to be the Holder's representation that this Warrant is exercisable pursuant to the terms hereof and the Company shall be entitled to rely on such representation without making any further inquiry as to whether this Section 4 applies. Nothing contained herein shall be deemed to restrict the right of a Holder to exercise this Warrant, or part thereof, at such time as such exercise will not violate the provisions of this Section 4. The limitation contained in this Section 4 shall cease to apply (x) upon sixty (60) days' prior written notice from the Holder to the Company, (y) immediately upon written notice from the Holder to the Company at any time after the public announcement or other disclosure of a Major Transaction (as defined below).

     5.   Payment  of the Exercise Price; Cashless Exercise.  The Holder may pay
          -------------------------------------------------
the Exercise Price in either of the following forms or, at the election of Holder, a combination thereof:

     (a)  through  a cash exercise (a "Cash Exercise") by delivering immediately
                                       -------------
available  funds,  or

     (b) if an effective Registration Statement is not available for the resale of all of the Warrant Shares issuable hereunder at the time an Exercise Notice is delivered to the Company, through a cashless exercise (a "Cashless
                                                                       --------
Exercise").  The  Holder  may  effect  a  Cashless Exercise by surrendering this
--------
Warrant to the Company and noting on the Exercise Notice that the Holder wishes to effect a Cashless Exercise, upon which the Company shall issue to the Holder the number of Warrant Shares determined as follows:

               X = Y  x  (A-B)/A

where:         X = the  number  of  Warrant Shares to be issued to the Holder;

               Y = the number of Warrant Shares with respect to which this Warrant is being exercised;

               A = the Market Price as of the Exercise Date; and

               B = the Exercise Price.

For purposes of Rule 144, it is intended and acknowledged that the Warrant Shares issued in a Cashless Exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares required by Rule 144 shall be deemed to have been commenced, on the Issue Date.

     6.   Anti-Dilution  Adjustments;  Distributions; Other Events. The Exercise
          --------------------------------------------------------
Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 6. In the event that any adjustment of the Exercise Price or the number of Warrant Shares as required herein results in a fraction of a cent or fraction of a share, as applicable, such Exercise Price or number of Warrant Shares shall be rounded up or down to the nearest cent or share, as applicable.

     (a)  Subdivision  or  Combination  of Common Stock.  If the Company, at any
          ---------------------------------------------
time after the Issue Date, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased.

     (b)  Distributions.  If  the Company shall declare or make any distribution
          -------------
of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend or otherwise (including any dividend or distribution to the Company's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), the
                                                             ------------
Company  shall  deliver  written  notice  of  such Distribution (a "Distribution
                                                                    ------------
Notice")  to  the  Holder
------
at least fifteen (15) Business Days prior to the earlier to occur of (i) the record date for determining stockholders entitled to such Distribution (the "Record Date") and (ii) the date on which such Distribution is made (the
 ------------
"Distribution  Date").  The  Holder  shall be entitled to receive, at its option
 ------------------
(to be exercised by written notice delivered to the Company following the date on which a Distribution Notice is delivered to the Holder), either (A) the same amount and type of assets being distributed in such Distribution as though the Holder were a holder on the Record Date therefor of a number of shares of Common Stock into which this Warrant is exercisable as of such Record Date (such number of shares to be determined at the Exercise Price then in effect and without giving effect to any limitations on such exercise contained in this Warrant) or
(B) a reduction in the Exercise Price as of the Record Date therefor, such reduction to be effected by reducing the Exercise Price in effect on the Business Day immediately preceding the Record Date by an amount equal to the fair market value of the assets to be distributed divided by the number of
                                                        ----------
shares of Common Stock as to which such Distribution is to be made, such fair market value to be reasonably determined in good faith by the independent members of the Company's Board of Directors. Notwithstanding anything herein to the contrary, if the Holder does not notify the Company of whether the Holder has elected clause (A) or (B) in the preceding sentence on or prior to the Distribution Date, the Holder shall be deemed to have elected clause (B) of the preceding sentence.

     (c)  Dilutive  Issuances.
          -------------------

          (i)  Adjustment  Upon  Dilutive  Issuance.  If,  at any time after the
               ------------------------------------
Issue Date, the Company issues or sells, or in accordance with subparagraph (ii) of this Section 6(c), is deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Exercise Price on the date of such issuance or sale (or deemed issuance or sale) (a "Dilutive Issuance"), then
                                                       -----------------
the Exercise Price shall be adjusted so as to equal the consideration received or receivable by the Company (on a per share basis) for the additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance (which, in the case of a deemed issuance or sale, shall be calculated in accordance with subparagraph (ii) below) ); provided, however, that until
                                                  --------   -------
Stockholder Approval is obtained, in no event shall the Conversion Price be adjusted to an amount that is less than the Floor Price then in effect.

         (ii)  Effect  On  Exercise  Price  Of  Certain Events.  For purposes of
               -----------------------------------------------
determining the adjusted Exercise Price under subparagraph (i) of this Section 6(c), the following will be applicable:

               (A)  Issuance Of Purchase Rights.  If the Company issues or sells
                    ---------------------------
     any options, warrants, or other rights to purchase or subscribe for Common Stock or Convertible Securities ("Purchase Rights"), whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of Convertible Securities, if applicable) is less than the Exercise Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Purchase Rights" shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate amount (without giving effect to anti-dilution provisions) of additional consideration, if any, payable to the Company upon the exercise of all such Purchase Rights, plus, in the case of Convertible Securities issuable upon
                       ----
     the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(B) below), by (y) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). Except as provided in Section 6(c)(ii)(C) hereof, no further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Purchase Rights or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Purchase Rights.

               (B)  Issuance  Of  Convertible Securities.  If the Company issues
                    ------------------------------------
     or sells any securities or other instruments that are convertible into or exercisable or exchangeable for Common Stock" ("Convertible Securities"), whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Exercise Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities (without giving effect to anti-dilution provisions) shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. If the Convertible Securities so issued or sold do not have a fluctuating conversion or exercise price or exchange ratio, then for the purposes of the immediately preceding sentence, the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in this subparagraph (ii)(B)), by (B) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. If the Convertible Securities so issued or sold have a fluctuating conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then for purposes of the first
      -------------------------------------
     sentence of this subparagraph (ii)(B), the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be deemed to be the lowest price per share which would be applicable
     (assuming all holding period and other conditions to any discounts contained in such Variable Rate Convertible Security have been satisfied) if the conversion price of such Variable Rate Convertible Security on the date of issuance or sale thereof were seventy-five percent (75%) of the actual conversion price on such date (the "Assumed Variable Market Price"),
                                                -----------------------------
     and,  further,  if  the  conversion price of such Variable Rate Convertible

     Security at any time or times thereafter is less than or equal to the Assumed Variable Market Price last used for making any adjustment under this Section 6(c) with respect to any Variable Rate Convertible Security, the Exercise Price in effect at such time shall be readjusted to equal the Exercise Price which would have resulted if the Assumed Variable Market Price at the time of issuance of the Variable Rate Convertible Security had been seventy-five percent (75%) of the actual conversion price of such Variable Rate Convertible Security existing at the time of the adjustment required by this sentence. No further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

               (C)  Change  In  Option  Price Or Conversion Rate.  If there is a
                    --------------------------------------------
     change at any time in (x) the amount of additional consideration payable to the Company upon the exercise of any Purchase Rights; (y) the amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of any Convertible Securities the adjustment for which is not otherwise covered under Section 6(c)(ii)(B) above; or (z) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock, then in any such case, the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Purchase Rights or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

               (D)  Calculation Of Consideration Received.  If any Common Stock,
                    -------------------------------------
     Purchase Rights or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Company therefor. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Company, purchase services from the Company or otherwise provide intangible consideration to the Company, the amount of the consideration other than cash received by the Company (including the net present value of the consideration expected by the Company for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the average of the last sale prices thereof on the principal market for such securities during the period of ten Trading Days immediately preceding the date of receipt. In case any Common Stock, Purchase Rights or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Purchase Rights or Convertible Securities, as the case may be. The independent members of the Company's Board of Directors shall calculate reasonably and in good faith, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities; provided, however, that if the Holder does not agree to such fair market value calculation within three Business Days after receipt thereof from the Company, then such fair market value shall be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Holder and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company.

        (iii)  Exceptions  To Adjustment Of Exercise Price.  Notwithstanding the
               -------------------------------------------
foregoing,  no  adjustment  to the Exercise Price shall be made pursuant to this
Section 6(c) upon the issuance of any Excluded Securities. For purposes hereof, "Excluded Securities" means (I) securities purchased under the Exchange
 --------------------
Agreement or the Securities Purchase Agreement; (II) securities issued upon conversion or exercise of shares of Series A Preferred Stock or the related warrants, or of any securities issued under the Exchange Agreement, the Securities Purchase Agreement or the securities purchase agreement relating to the Series A Preferred Stock; (III) shares of Common Stock issuable or issued to employees, consultants or directors from time to time upon the exercise of options, in such case granted or to be granted in the discretion of the Board of Directors pursuant to one or more stock option plans or agreements or restricted stock plans or agreements in effect as of the Issue Date and up to an additional 500,000 shares of Common Stock issuable or issued to employees, directors, consultants or lenders from time to time as shares or upon the exercise of options or warrants, which may be granted in the discretion of the Board of Directors pursuant to one or more agreements, stock option plans or agreements or restricted stock plans or agreements approved by the Independent Directors of the Board of Directors after the Issue Date; (IV) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; and (V) shares of Common Stock issued in connection with the acquisition by the Company of any corporation or other entity occurring after the Effective Date and as long as a fairness opinion with respect to such acquisition is rendered by an investment bank of national recognition.

         (iv)  Notice Of Adjustments.  Upon the occurrence of each adjustment or
               ---------------------
readjustment of the Exercise Price pursuant to this Section 6(c) resulting in a change in the Exercise Price by more than one percent (1%), or any change in the number or type of stock, securities and/or other property issuable upon exercise of this Warrant, the Company, at its expense, shall promptly compute such adjustment or readjustment or change and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment or change and showing in detail the facts upon which such adjustment or readjustment or change is based. The Company shall, at its expense and upon the written request at any time of the Holder, furnish to the Holder a like certificate setting forth (i) such adjustment or readjustment or change, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon exercise of this Warrant.

     (d)  Major Transactions.  In the event of a merger, consolidation, business
          ------------------
combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), the Company
                                                -----------------
will give the Holder at least thirty (30) days written notice prior to the closing of such Major Transaction, and: (i) the Holder shall be permitted to exercise this Warrant in whole or in part at any time prior to the record date for the receipt of such consideration and shall be entitled to receive, for each share of Common Stock issuable to Holder for such exercise, the same per share consideration payable to the other holders of Common Stock in connection with such Major Transaction, and (ii) if and to the extent that the Holder retains any portion of this Warrant following such record date, the Company will cause the surviving or, in the event of a sale of assets, purchasing entity, as a condition precedent to such Major Transaction, to assume the obligations of the Company under this Warrant, with such adjustments to the Exercise Price and the securities covered hereby as may be necessary in order to preserve the economic benefits of this Warrant to the Holder.

     (e)  Adjustments;  Additional  Shares,  Securities or Assets.  In the event
          -------------------------------------------------------
that at any time, as a result of an adjustment made pursuant to this Section 6, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 6. Any adjustment made herein other than pursuant to Section 6(c) hereof that results in a decrease in the Exercise Price shall also effect a proportional increase in the number of shares of Common Stock into which this Warrant is exercisable.

     7.   Fractional  Interests.
          ---------------------

          No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, the Company shall, in lieu of issuing any such fractional share, pay to the Holder an amount in cash equal to the product resulting from multiplying such fraction by the Market Price as of the Exercise Date.

     8.   Transfer  of  this  Warrant.
          ---------------------------

          The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act, and applicable state security laws. Upon such transfer or other disposition, the Holder shall deliver this Warrant to the Company together with a written notice to the Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer Notice"), indicating the person or persons to whom this Warrant
       ----------------
shall be transferred and, if less than all of this Warrant is transferred, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three (3) Business Days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares and, if less than all this Warrant is transferred, shall deliver to the Holder a Warrant for the remaining number of Warrant Shares.

     9.   Benefits  of  this  Warrant.
          ---------------------------

          This Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant and nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim hereunder.

     10.  Loss,  theft,  destruction  or  mutilation  of  Warrant.
          -------------------------------------------------------

          Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     11.  Notice  or  Demands.
          -------------------

          Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Warrant shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

          If  to  the  Company:

          Citadel  Security  Software  Inc.
          Two  Lincoln  Centre,  Suite  1600
          5420  LBJ  Freeway
          Dallas,  TX  75240
          Attn: Steven B. Solomon
          Phone: (214) 750-2454
          Fax:  (214)  520-0034

          with  a  copy  to:

          Wood  &  Sartain,  LLP
          12655 North Central Expressway, Suite 325
          Dallas,  Texas  75243
          Attn:    David  A.  Wood
          Tel:     (972)  458-0300
          Fax:     (972)  701-0302

and if to the Holder, to such address as shall be designated by the Holder in writing to the Company.

     12.  Applicable  Law.
          ---------------

          This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

     13.  Amendments.
          ----------

          No amendment, modification or other change to, or waiver of any provision of, this Warrant may be made unless such amendment, modification or change or waiver is (A) set forth in writing and is signed by the Company and the Holder or (B) agreed to in writing by the holders of at least two-thirds (2/3) of the number of shares into which the Warrants issued in connection with the Series B Preferred Stock and then outstanding are exercisable (without regard to any limitation contained herein on such exercise), it being understood that upon the satisfaction of the conditions described in (A) or (B) above, each Warrant (including any Warrant held by the Holder who did not execute the agreement specified in (A) above) shall be deemed to incorporate any amendment, modification, change or waiver effected thereby as of the effective date thereof.

     14.  Entire Agreement.
          ----------------

     This Warrant, the Exchange Agreement, the Securities Purchase Agreement, the Certificate of Designation, the Registration Rights Agreement, and the other Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant, the Exchange Agreement, the Securities Purchase Agreement, the Certificate of Designation, the Registration Rights Agreement, and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

     15.  Headings.
          --------

     The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.


     16.  Issue Tax.
          ---------

     The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.


                           [Signature Page to Follow]

     IN WITNESS WHEREOF, the Company has duly executed and delivered this Warrant as of the Issue Date.


                              CITADEL SECURITY SOFTWARE INC.


                              By:   __________________________
                                    Name:
                                    Title:

                                                            EXHIBIT A to WARRANT
                                                            --------------------

                                 EXERCISE NOTICE
                                 ---------------


     The undersigned Holder hereby irrevocably exercises the right to purchase ______ of the shares of Common Stock ("Warrant Shares") of Citadel Security
                                            --------------
Software  Inc.  evidenced  by the attached Warrant (the "Warrant").  Capitalized
                                                         -------
terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

     1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

          ______  a  Cash  Exercise  with  respect  to _________________ Warrant
                     --------------
Shares;  and/or

          ______  a  Cashless Exercise with respect to _________________ Warrant
                     -----------------
Shares, as permitted by Section 5(b) of the attached Warrant.


     2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the sum of $________________ to the Company in accordance with the terms of the Warrant.


Date:  ______________________


______________________________________
     Name  of  Registered  Holder

By:  _______________________________
     Name:
     Title:

                                                            EXHIBIT B to WARRANT
                                                            --------------------

                                 TRANSFER NOTICE
                                 ---------------


FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons named below the right to purchase ______ shares of the Common Stock of Citadel Security Software Inc. evidenced by the attached Warrant.


Date:  ______________________


______________________________________
     Name  of  Registered  Holder

By:  _______________________________
     Name:
     Title:

Transferee  Name  and  Address:

________________________________________

________________________________________

________________________________________

                                   Appendix E

    Certificate of Designations, Preferences and Rights of Series B Convertible
                                 Preferred Stock


                          CERTIFICATE OF DESIGNATIONS,
                             PREFERENCES AND RIGHTS

                                     OF THE

                      SERIES B CONVERTIBLE PREFERRED STOCK

                                       OF

                         CITADEL SECURITY SOFTWARE INC.

                         PURSUANT TO SECTION 151 OF THE
                        DELAWARE GENERAL CORPORATION LAW

     CITADEL SECURITY SOFTWARE INC., a Delaware corporation (the "Company"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Company pursuant to the authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law.

     RESOLVED, that pursuant to the authority granted to the Board of Directors in accordance with the provisions of the Company's Certificate of Incorporation, the Board of Directors hereby authorizes a series of the Company's previously authorized Preferred Stock, par value $.01 per share (the "Preferred Stock"),
                                                              ---------------
and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges and restrictions thereof as follows:

1.   DESIGNATION.
     -----------

     The designation of this series, which consists of eleven thousand (11,000) shares of Preferred Stock, is the "Series B Convertible Preferred Stock" (the "Series B Preferred Stock"). The face amount of each share of Series B Preferred
 ------------------------
Stock (each, a "Preferred Share" and collectively, the "Preferred Shares") shall
                ---------------                         ----------------
be  One  Thousand  Dollars  ($1,000)  (the  "Stated  Value").
                                             -------------

2.   CERTAIN  DEFINITIONS.
     --------------------

     "Bankruptcy  Law" means Title 11, United States Code, and the Federal Rules
      ---------------
of Bankruptcy Procedure, and any similar Federal or state law, rule or regulation providing for the relief of debtors.

     "Board  of Directors" or "Board" means the Company's Board of Directors, as
      -------------------      -----
constituted  from  time  to  time.

     "Business  Day"  means  any day other than a Saturday, a Sunday or a day on
      -------------
which the New York Stock Exchange or commercial banks located in New York City are authorized or permitted by law to close.

     "Cap  Amount"  means  19.99%  of  the  number  of  shares  of  Common Stock
      -----------
outstanding on the initial Issue Date (subject to adjustment upon a stock split, stock dividend or similar event).

     Certificate"  means  this  Certificate  of  Designations,  Preferences  and
     -----------
Rights.

     "Change  of  Control"  means  the  existence  or  occurrence  of any of the
      -------------------
following: (a) the sale, conveyance or disposition of all or substantially all of the assets of the Company; (b) the effectuation of a transaction or series of transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of; (c) the consolidation, merger or other business combination of the Company with or into any other entity, immediately following which the prior stockholders of the Company fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity; (d) a transaction or series of transactions in which any Person or group acquires more than fifty percent (50%) of the voting equity of the Company; and (e) the Continuing Directors do not at any time constitute at least a majority of the Board of Directors of the Company.

     "Closing  Bid  Price"  shall mean, for the Common Stock as of any date, the
      -------------------
closing bid price on such date for the Common Stock on the Principal Market as reported by Bloomberg Financial Markets ("Bloomberg"), or if the Principal
                                               ---------
Market begins to operate on an extended hours basis, and does not designate the closing bid price, then the last bid price at 4:00 p.m. (eastern time), as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of the Common Stock in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price for such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for the Common Stock on such date on any of the foregoing bases, then the Company shall submit such calculation to an independent investment banking firm of national reputation, and shall cause such investment banking firm to perform such determination and notify the Company and the Holder of the results of determination no later than two (2) Business Days from the time such calculation was submitted to it by the Company. Such investment banking firm's determination shall be deemed conclusive absent manifest error. All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

     "Common  Stock" means the Company's common stock, par value $.01 per share.
      -------------

     "Continuing  Director" means at any date a member of the Company's Board of
      --------------------
Directors (i) who was a member of such board on the Issue Date or (ii) who was nominated or elected by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Company's Board of Directors was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or such lesser number comprising a majority of a nominating committee if authority for such nominations or elections has been delegated to a nominating committee whose authority and composition have been approved by at least a majority of the directors who were continuing directors at the time such committee was formed.

     "Conversion  Price"  means $1.55, subject to adjustment as provided herein.
      -----------------

     "Convertible  Securities"  has  the  meaning  given  to  such  term  in the
      -----------------------
Securities  Purchase  Agreement.

     "Default  Interest  Rate"  means the lower of fifteen percent (15%) and the
      -----------------------
highest  rate  permitted  by  applicable  law.

     "Effective  Date"  means  the  date  on which the Registration Statement is
      ---------------
declared effective by the Securities and Exchange Commission.

     "Floor  Price"  means  $1.30  subject to adjustment in the event of a stock
      ------------
split, stock dividend or similar event.

     "Fundamental  Change"  means  any of the following events or circumstances:
      -------------------
(i) any representation or warranty of the Company set forth in the Securities Purchase Agreement, this Certificate or the other Transaction Documents fails to be true and correct in all material respects as of the Initial Closing Date as if made on such date; (ii) the Company fails at any time to comply with or perform in all material respects all of the agreements, obligations and conditions set forth in the Securities Purchase Agreement, this Certificate or the other Transaction Documents that are required to be complied with or performed by the Company (after giving effect to any grace periods specified therein); (iii) a Change of Control occurs; or (iv) a Liquidation Event occurs or is publicly announced by or with respect to the Company.

     "Holder" means any holder of Preferred Shares.
      ------

     "Issue Date" means the first date on which the Company issues any shares of
      ----------
Series  B  Preferred  Stock.

     "Junior  Securities"  means the Common Stock and all other capital stock of
      ------------------
the Company that does not constitute Pari Passu Securities or Senior Securities.

     "Liquidation  Event"  means:
      ------------------

          (a) that the Company or any Subsidiary (i) commences a voluntary case or proceeding under any Bankruptcy Law; (ii) consents to the entry of any order for relief against it in an involuntary case or proceeding or the commencement of any case against it under any Bankruptcy Law; (iii) consents to the appointment of a custodian of it or for any substantial part of its property;
(iv) makes a general assignment for the benefit of its creditors; (v) files a petition in bankruptcy or answer or consent seeking reorganization or relief; or
(vi) consents to the filing of such petition or the appointment of or taking possession by a custodian; or

          (b) that a court of competent jurisdiction has entered an order or decree under any Bankruptcy Law that: (i) is for relief against the Company or any Subsidiary, or adjudicates the Company or any Subsidiary to be insolvent or bankrupt; (ii) appoints a custodian or receiver for the Company or any Subsidiary, or for any substantial part of its property; or (iii) orders the winding up or liquidation of the Company or any Subsidiary, and such order or decree remains unstayed and in effect for at least thirty (30) days.

     "Liquidation  Preference"  with  respect to a Preferred Share shall mean an
      -----------------------
amount equal to the Stated Value of such Preferred Share, plus any amounts owed by the Company to the holder thereof with respect to such Preferred Share.

     "Market  Price"  means,  as  of  a  particular  date, the lesser of (i) the
      -------------
average of the Closing Bid Prices for the Common Stock for each Trading Day occurring during the ten (10) Trading Day period ending on (and including) the Trading Day immediately preceding such date and (ii) the Closing Bid Price on the Trading Day immediately preceding such date.

     "Maturity Date" means the third (3rd) anniversary of the Issue Date.
      -------------

     "Milestone" means each of the following events:
      ---------

          (i) the number of shares of Common Stock authorized, unissued and unreserved for all other purposes, or held in the Company's treasury, shall be sufficient to pay the sum of (x) the number of Conversion Shares issuable upon the conversion in full of the Preferred Shares (without regard to any limitation on such conversion) plus (y) the number of Warrant Shares issuable upon the exercise in full of the Warrant Shares (without regard to any limitation on such exercise);

         (ii) the Registration Statement shall have been declared effective, shall be available to the Holder for the resale of Registrable Securities, and shall cover the number of Registrable Securities required by the Registration Rights Agreement;

        (iii) the Common Stock shall be listed on the Nasdaq National Market, the Nasdaq SmallCap Market or the New York Stock Exchange and trading in the Common Stock on such market or exchange shall not have been suspended;

         (iv) a Fundamental Change, or an event that with the passage of time or giving of notice, or both, would constitute a Fundamental Change, shall not have occurred and be continuing; and

          (v) the Closing Bid Price shall be equal to at least 200% of the Conversion Price then in effect.


     "Pari  Passu  Securities"  means  the  Series  A  Preferred  Stock  and any
      -----------------------
securities ranking by their terms pari passu with the Series B Preferred Stock in respect of redemption or distribution upon liquidation.

     "Principal  Market"  means  the  principal securities exchange or market on
      -----------------
which  the  Common  Stock  is  listed  or  traded.

     "Purchase  Rights"  means any options, warrants or rights to acquire shares
      ----------------
of capital stock or Convertible Securities of the Company.

     "Registration  Rights  Agreement" means the agreement pursuant to which the
      -------------------------------
Company has agreed to register the resale of shares of Common Stock issuable upon conversion of the Series B Preferred Stock.

     "Registration  Statement"  has  the  meaning  set forth in the Registration
      -----------------------
Rights  Agreement.

     "Securities  Purchase  Agreement" means the agreement pursuant to which the
      -------------------------------
Company  issued  the  Preferred  Shares.

     Senior  Securities" means (i) any debt issued or assumed by the Company and
     ------------------
(ii) any securities of the Company which by their terms have a preference over the Series B Preferred Stock in respect of redemption or distribution upon liquidation.

     "Series A Preferred Stock" means the Company's currently outstanding Series
      ------------------------
A  5%  Convertible  Preferred  Stock.

     "Stock Payment Condition" means each of the following:
      -----------------------

          (i) the number of shares of Common Stock authorized, unissued and unreserved for all other purposes, or held in the Company's treasury, is sufficient to pay the sum of (x) the number of Conversion Shares issuable upon the conversion in full of the Preferred Shares (without regard to any limitation on such conversion) plus (y) the number of Warrant Shares issuable upon the exercise in full of the Warrant Shares (without regard to any limitation on such exercise);

         (ii) the Common Stock is authorized for quotation on the Nasdaq SmallCap Market or Nasdaq National Market or listed on the New York Stock Exchange;

        (iii) the Registration Statement (as defined in the Registration Rights Agreement) is effective and available for the resale of the Registrable
Securities by the Holder or such securities are eligible for resale to the public pursuant to Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act"); and
 ---------------

         (iv) a Fundamental Change (as defined herein) has not occurred and is not continuing, and no event has occurred that with the giving of notice or passage of time, or both, would constitute a Fundamental Change.

     "Stockholder Approval" has the meaning given to such term in the Securities
      --------------------
Purchase  Agreement.

     "Trading Day" means any day on which the Common Stock is purchased and sold
      -----------
on the principal securities exchange or market on which the Common Stock is then listed or traded.

     "Transaction  Documents"  has  the  meaning  given  to  such  term  in  the
      ----------------------
Securities  Purchase  Agreement.

     "Warrants"  means  the  warrants  issued  by  the  Company  pursuant to the
      --------
Securities  Purchase  Agreement.

     All definitions contained in this Certificate are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar import referring to this Certificate refer to this Certificate as a whole and not to any particular provision of this Certificate.

3.   PRIORITY  IN  LIQUIDATION.
     -------------------------

     Upon the occurrence of a Liquidation Event, no distribution shall be made to the holders of any shares of Junior Securities unless each Holder shall have received the Liquidation Preference with respect to each Preferred Share then held by such Holder. In the event that upon the occurrence of a Liquidation Event, the assets available for distribution to the Holders and the holders of Pari Passu Securities are insufficient to pay the Liquidation Preference with respect to all of the outstanding Preferred Shares and the preferential amounts payable to such holders, the entire assets of the Company shall be distributed ratably among the Preferred Shares and the shares of Pari Passu Securities in proportion to the ratio that the preferential amount payable on each such share (which shall be the Liquidation Preference in the case of a Preferred Share) bears to the aggregate preferential amount payable on all such shares.

4.   DIVIDENDS.  No  dividends  shall  accrue on or with respect to the Series B
     ---------
Preferred  Stock.

5.   CONVERSION.
     ----------

     (a)  Right to Convert.  Each Holder shall have the right to convert, at any
          ----------------
time and from time to time after the Issue Date, all or any part of the Preferred Shares held by such Holder into such number of fully paid and non-assessable shares ("Conversion Shares") of the Common Stock as is determined
                        -----------------
in  accordance  with  the  terms  hereof  (a  "Conversion").
                                               ----------

     (b)  Conversion  Notice.  In  order  to  convert Preferred Shares, a Holder
          ------------------
shall send by facsimile transmission, at any time prior to 6:00 p.m., eastern time, on the date on which such Holder wishes to effect such Conversion (the "Conversion Date"), (i) a notice of conversion (a "Conversion Notice"), in
 ----------------                                        -----------------
substantially the form of Exhibit A hereto, to the Company stating the number of Preferred Shares to be converted and a calculation of the number of shares of Common Stock issuable upon such Conversion and (ii) a copy of the certificate or certificates representing the Preferred Shares being converted. The Holder shall thereafter send the original of the Conversion Notice and of such certificate or certificates to the Company. The Company shall issue a new certificate for Preferred Shares to the Holder in the event that less than all of the Preferred Shares represented by a certificate are converted; provided,
                                                                       --------
however,  that  the failure of the Company to deliver such new certificate shall
-------
not  affect  the  ability  of  the  Holder  to
submit a further Conversion Notice with respect to such Preferred Shares and, in such case, the Holder shall be deemed to have submitted the original of such new certificate at the time that it submits such further Conversion Notice. Except as otherwise provided herein, upon delivery of a Conversion Notice by a Holder in accordance with the terms hereof, such Holder shall, as of the applicable Conversion Date, be deemed for all purposes to be the record owner of the Common Stock to which such Conversion Notice relates. In the case of a dispute between the Company and a Holder as to the calculation of the Conversion Price or the number of Conversion Shares issuable upon a Conversion (including without limitation the calculation of any adjustment to the Conversion Price pursuant to
Section  6  below),  the  Company  shall  issue  to  such  Holder  the number of
Conversion Shares that are not disputed within the time periods specified in paragraph 5(d) below and shall submit the disputed calculations to an independent registered public accounting firm of national recognition within two
(2) Business Days of receipt of such Holder's Conversion Notice. The Company shall cause such accountant to calculate the Conversion Price as provided herein and to notify the Company and such Holder of the results in writing no later than five (5) Business Days following the Company's receipt of such Holder's
Conversion Notice (such 5th Business Day being referred to herein as the "Disputed Share Calculation Date"). Such accountant's calculation shall be
 ----------------------------------
deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

     (c)  Number  of  Conversion  Shares.  The number of Conversion Shares to be
          ------------------------------
delivered by the Company pursuant to a Conversion shall be determined by dividing (i) the aggregate Liquidation Preference of the Preferred Shares to be converted by (ii) the Conversion Price in effect on the applicable Conversion Date.

     (d)  Delivery  of  Conversion  Shares.  Upon  receipt  of  a  fax copy of a
          --------------------------------
Conversion Notice from a Holder, the Company shall, no later than the close of business on the earlier to occur of (i) the third (3rd) Business Day following the Conversion Date set forth in such Conversion Notice and (ii) the date after the date on which the Company receives the original Conversion Notice and
Preferred  Shares  (the  "Delivery  Date"),  issue  and  deliver or caused to be
                          --------------
delivered to such Holder the number of Conversion Shares determined pursuant to paragraph 5(c) above, provided, however, that any Conversion Shares that are the
                      --------  -------
subject of a Dispute Procedure shall be delivered no later than the close of business on the third (3rd) Business Day following the determination made pursuant thereto. The Company shall effect delivery of Conversion Shares to such Holder by, as long as the Transfer Agent participates in FAST, crediting the account of such Holder or its nominee at DTC (as specified in the applicable Conversion Notice) with the number of Conversion Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST or if a Holder so specifies in a Conversion Notice or otherwise in writing on or before the Conversion Date, the Company shall effect delivery of Conversion Shares by delivering to such Holder or its nominee physical certificates representing such Conversion Shares, no later than the close of business on such Delivery Date. If any Conversion would create a fractional Conversion Share, such fractional Conversion Share shall be disregarded and the number of Conversion Shares issuable upon such Conversion, in the aggregate, shall be the next closest number of Conversion Shares. Conversion Shares delivered to a Holder shall not contain any restrictive legend as long as the resale of such Conversion Shares
(x)  is  covered  by  an
effective Registration Statement (as defined in the Registration Rights Agreement), (y) has been made pursuant to Rule 144 under the Securities Act, or
(z) may be made pursuant to Rule 144(k) under the Securities Act or any successor rule or provision.

     (e)  Taxes.  The  Company shall pay any and all taxes or duties that may be
          -----
imposed with respect to the issuance and delivery of the Conversion Shares upon a Conversion.

     (f)  Failure  to  Deliver  Conversion  Shares.
          ----------------------------------------

          (i) In the event that, for any reason, a Holder has not received certificates (without any restrictive legend in the circumstances described in clause (x), (y) or (z) of paragraph 5(d) above) representing the number of Conversion Shares specified in the applicable Conversion Notice on or before the Delivery Date therefor (a "Conversion Default"), and such failure to deliver
                               ------------------
certificates continues for ten (10) Business Days following the delivery of written notice thereof from such Holder (such tenth Business Day being referred to herein as the "Conversion Default Date"), the Company shall pay to such
                      -------------------------
Holder  payments  ("Conversion  Default  Payments")  in  the  amount  of (A) "N"
                    -----------------------------
multiplied  by  (B) the aggregate Stated Value of the Preferred Shares which are
--------------
the  subject  of  such  Conversion  Default  multiplied by (C) one percent (1%),
                                             -------------
where "N" equals the number of days elapsed between the Conversion Default Date and the date on which all of the certificates (without any restrictive legend in the circumstances described in clause (x), (y) or (z) of paragraph 5(d) above) representing such Conversion Shares are issued and delivered to such Holder. Amounts payable hereunder shall be paid to the Holder in immediately available funds on or before the fifth (5th) Business Day of the calendar month immediately following the calendar month in which such amounts have accrued.

         (ii) In addition to any other remedies provided herein, each Holder shall have the right to pursue actual damages for the Company's failure to issue and deliver Conversion Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by such Holder to make delivery on a sale lawfully effected in anticipation of receiving Conversion Shares upon Conversion, such damages to be in an amount equal to (A) the aggregate amount paid by such Holder for the shares of Common Stock so purchased minus (B) the aggregate Conversion Price for such Conversion
                    -----
Shares), and such Holder shall have the right to pursue all other remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

6.   CONVERSION  LIMITATION.
     ----------------------

     In no event shall a Holder be permitted to convert any Preferred Shares to the extent that, upon the Conversion of such Preferred Shares, the number of shares of Common Stock beneficially owned by such Holder (other than shares of Common Stock issuable upon conversion of such Preferred Shares or which would otherwise be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this Section
                                                                         -------
6),  when  added  to  the  number  of  shares  of Common Stock issuable upon the
-
Conversion of such Preferred Shares, would exceed 4.99% of the number of shares of Common Stock then issued and outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder. To the extent that the limitation contained in this paragraph applies (and without limiting any rights the Company may otherwise have), the Company may rely on the Holder's determination of whether Preferred Shares are convertible pursuant to the terms hereof, the Company having no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of a Conversion Notice by the Holder shall be deemed to be the Holder's representation that the Preferred Shares specified therein are convertible pursuant to the terms hereof. Nothing contained herein shall be deemed to restrict the right of a Holder to convert Preferred Shares at such time as the Conversion thereof will not violate the provisions of this paragraph. The limitation contained in this paragraph shall cease to apply to a Holder (x) upon sixty (60) days' prior written notice from such Holder to the Company, (y) immediately upon written notice from such Holder to the Company at any time after the public announcement or other disclosure of a Major Transaction or a Change of Control and (z) on the Maturity Date.

7.   ADJUSTMENT  TO  CONVERSION  PRICE. The Conversion Price shall be subject to
     ---------------------------------
adjustment from time to time as provided in this Section 7. In the event that any adjustment of the Conversion Price required herein results in a fraction of a cent or fraction of a share, as applicable, the Conversion Price shall be rounded up or down to the nearest cent or share, as applicable.

     (a)  Subdivision  or  Combination  of Common Stock.  If the Company, at any
          ---------------------------------------------
time after the Issue Date, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the outstanding shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the Issue Date, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the outstanding shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Conversion Price in effect immediately prior to such combination will be proportionally increased.

     (b)  Distributions.  If  the Company shall declare or make any distribution
          -------------
of its assets (or rights to acquire its assets) to holders of Common Stock (including any dividend or distribution to the Company's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), the Company shall deliver written notice of such Distribution
 ------------
(a  "Distribution  Notice")  to  each Holder at least fifteen (15) Business Days
     --------------------
prior to the earlier to occur of (i) the record date for determining stockholders entitled to such Distribution (the "Record Date") and (ii) the date
                                                 -----------
on  which  such  Distribution  is  made  (the  "Distribution  Date").  In  the
                                                ------------------
Distribution  Notice,  the  Company  shall  indicate  that  each Holder shall be entitled  to  receive  either  (A)  the  same  amount  and  type of assets being distributed in such Distribution as though the Holder were a holder on the Record Date therefor of a number of shares of Common Stock into which the Preferred Shares held by such Holder are convertible as of such Record Date (such number of shares to be determined at the Conversion Price then in effect and without giving effect to any limitations on such conversion) or (B) a reduction in the Conversion Price as of the Record Date therefor, such reduction to be effected by reducing the Conversion Price in effect on the Business Day immediately preceding the Record Date by an amount equal to the fair market value of the assets to be distributed divided by the number of shares of Common
                                       ----------
Stock as to which such Distribution is to be made, such fair market value to be reasonably determined in good faith by the independent members of the Company's Board of Directors. If the Company does not notify the Holders of whether it has elected clause (A) or (B) in the preceding sentence on or prior to the Distribution Date, the Company shall be deemed to have elected clause (A) of the preceding sentence.

     (c)  Dilutive  Issuances.
          -------------------

               (i)  Adjustment  Upon  Dilutive  Issuance.  If, at any time after
                    ------------------------------------
     the Issue Date, the Company issues or sells, or in accordance with paragraph (c)(ii) below, is deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price on the date of such issuance or sale (or deemed issuance or sale) (a "Dilutive Issuance"), then the Conversion Price shall be adjusted so as to
      ------------------
     equal the consideration received or receivable by the Company (on a per share basis) for the additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance (which, in the case of a deemed issuance or sale, shall be calculated in accordance with subparagraph (ii) below); provided, however, that until the Company obtains
                               --------  -------
     stockholder approval for issuances of Conversion Shares and Warrant Shares (as defined in the Securities Purchase Agreement) in excess of the Cap Amount, in no event shall the Conversion Price be adjusted to an amount that is less than the Floor Price then in effect.

              (ii)  Effect  On Conversion Price Of Certain Events.  For purposes
                    ---------------------------------------------
     of determining the adjusted Conversion Price under subparagraph (i) of this paragraph (c), the following will be applicable:

               (1)  Issuance Of Purchase Rights.  If the Company issues or sells
                    ---------------------------
     any Purchase Rights, whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of Convertible Securities, if applicable) is less than the Conversion Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Purchase Rights" shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate amount of additional consideration (without giving effect to any anti-dilution provisions), if any, payable to the Company upon the exercise of all such Purchase Rights, plus, in the case of Convertible Securities
                                     ----
     issuable upon the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(2) below), by (y) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). Except as provided in subparagraph (ii)(3) below, no further adjustment to the Conversion Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Purchase Rights or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Purchase Rights.

               (2)  Issuance  Of  Convertible Securities.  If the Company issues
                    ------------------------------------
     or sells any Convertible Securities, whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Conversion Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such
     Convertible  Securities  (without  giving  effect  to  any  anti-dilution provisions) shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to have been issued and sold by the Company for such price per share. If the Convertible Securities so issued or sold do not have a fluctuating conversion or Conversion Price or exchange ratio, then for the purposes of the immediately preceding sentence, the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in this subparagraph (ii)(2)), by (B) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. If the Convertible Securities so issued or sold have a fluctuating conversion or Conversion Price or exchange ratio (a "Variable Rate Convertible Security"), then for purposes
                         ----------------------------------
     of the first sentence of this subparagraph (ii)(2), the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be deemed to be the lowest price per share which would be applicable (assuming all holding period and other conditions to any discounts contained in such Variable Rate Convertible Security have been satisfied) if the conversion price of such Variable Rate Convertible Security on the date of issuance or sale thereof were seventy-five percent (75%) of the actual conversion price on such date (the "Assumed Variable
                                                                ----------------
     Market Price"), and, further, if the conversion price of such Variable Rate
     ------------
     Convertible Security at any time or times thereafter is less than or equal to the Assumed Variable Market Price last used for making any adjustment under this Section 7(c) with respect to any Variable Rate Convertible Security, the Conversion Price in effect at such time shall be readjusted to equal the Conversion Price which would have resulted if the Assumed Variable Market Price at the time of issuance of the Variable Rate Convertible Security had been seventy-five percent (75%) of the actual conversion price of such Variable Rate Convertible Security existing at the time of the adjustment required by this sentence. No further adjustment to the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

               (3)  Change  In  Option  Price Or Conversion Rate.  If there is a
                    --------------------------------------------
     change at any time in (x) the amount of additional consideration payable to the Company upon the exercise of any Purchase Rights; (y) the amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of any Convertible Securities the adjustment for which is not otherwise covered under subparagraph (ii)(2) above; or (z) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock, then in any such case, the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such Purchase Rights or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

               (4)  Calculation Of Consideration Received.  If any Common Stock,
                    -------------------------------------
     Purchase Rights or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Company therefor. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Company, purchase services from the Company or otherwise provide intangible consideration to the Company, the amount of the consideration other than cash received by the Company (including the net present value of the consideration expected by the Company for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the average of the last sale prices thereof on the principal market for such securities during the period of ten Trading Days immediately preceding the date of receipt. In case any Common Stock, Purchase Rights or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Purchase Rights or Convertible Securities, as the case may be. The independent members of the Company's Board of Directors shall calculate reasonably and in good faith, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities; provided, however, that if the Holder does not agree to such fair market value calculation within three Business Days after receipt thereof from the Company, then such fair market value shall be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Holder and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company.

             (iii)  Exceptions  To  Adjustment  Of  Conversion  Price.
                    -------------------------------------------------
     Notwithstanding the foregoing, no adjustment to the Conversion Price shall be made pursuant to this Section 7(c) upon the issuance of any Excluded Securities. For purposes hereof, "Excluded Securities" means (I) securities
                                       -------------------
     purchased under the Securities Purchase Agreement and securities issued upon conversion or exercise of the Preferred Stock or the Warrants and securities issued upon conversion of the Series A Preferred Stock and exercise of the related warrants; (II) shares of Common Stock issuable or issued to employees, consultants or directors from time to time upon the exercise of options, in such case granted or to be granted in the discretion of the Board of Directors pursuant to one or more stock option plans or agreements or restricted stock plans or agreements in effect as of the Issue Date and up to an additional 500,000 shares of Common Stock issuable or issued to employees, directors, consultants or lenders from time to time as shares or upon upon the exercise of options or warrants, which may be granted in the discretion of the Board of Directors pursuant to one or more agreements, stock option plans or agreements or restricted stock plans or agreements approved by the independent directors of the Board of Directors after the Issue Date; (III) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; and (IV) shares of Common Stock issued in connection with the acquisition by the Company of any corporation or other entity as long as a fairness opinion with respect to such acquisition is rendered by an investment bank of national recognition.

              (iv)  Notice  Of  Adjustments.  Upon  the  occurrence  of  each
                    -----------------------
     adjustment or readjustment of the Conversion Price pursuant to this Section 7 resulting in a change in the Conversion Price by more than one percent (1%), or any change in the number or type of stock, securities and/or other property issuable upon conversion of the Series B Preferred Stock, the Company, at its expense, shall promptly compute such adjustment or readjustment or change and prepare and furnish to each Holder a certificate setting forth such adjustment or readjustment or change and showing in detail the facts upon which such adjustment or readjustment or change is based. The Company shall, upon the written request at any time of a Holder, furnish to such Holder a like certificate setting forth (I) such adjustment or readjustment or change, (II) the Conversion Price at the time in effect and (III) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Series B Preferred Stock.

     (d)  Major Transactions.  In the event of a merger, consolidation, business
          ------------------
combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), the Company will
                                           -----------------
give the Holder at least thirty (30) days written notice prior to the closing of such Major Transaction, and: (i) each Holder shall be permitted to convert the Preferred Shares held by such Holder in whole or in part at any time prior to the record date for the receipt of such consideration and shall be entitled to receive, for each share of Common Stock issuable to such Holder for such exercise, the same per share consideration payable to the other holders of Common Stock in connection with such Major Transaction, and (ii) if and to the extent that a Holder retains any Preferred Shares following such record date, the Company will cause the surviving or, in the event of a sale of assets, purchasing entity, as a condition precedent to such Major Transaction, to assume the obligations of the Company with respect to the Series B Preferred Stock, with such adjustments to the Conversion Price and the securities covered hereby as may be necessary in order to preserve the economic benefits of the Series B Preferred Stock to such Holder.

     (e)  Adjustments;  Additional  Shares,  Securities or Assets.  In the event
          -------------------------------------------------------
that at any time, as a result of an adjustment made pursuant to this Section 7, each Holder shall, upon conversion of such Holder's Preferred Shares, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 7. The Board of Directors shall have the right, in its sole and absolute discretion, to lower the Conversion Price for any or no reason.


8.   FORCED  CONVERSION.
     ------------------

     (a)  Forced  Conversion.  In  the  event  that  all  of  the Milestones are
          ------------------
satisfied (i) on each of twenty (20) Trading Days occurring during any period of thirty (30) consecutive Trading Days commencing after the initial Issue Date (such thirty consecutive Trading Days being referred to herein as a "Forced
                                                                          ------
Conversion  Period") and (ii) on the Conversion Date, the Company shall have the
------------------
right  to require Conversion of the Preferred Shares then outstanding (a "Forced
                                                                          ------
Conversion").  In  the  event of a Forced Conversion, the Company and the Holder
----------
shall follow the procedures for Conversion set forth in Section 5 above, with the Forced Conversion Date (as defined below) deemed to be the Conversion Date for purposes of Section 5, except that the Holder shall not be required to send a Conversion Notice as contemplated by paragraph (b) of Section 5.

     (b)  Forced  Conversion  Notice.  In  order  to  effect a Forced Conversion
          --------------------------
hereunder, the Company must deliver to each Holder written notice thereof (a "Forced Conversion Notice") on or before 5:00 p.m. (eastern time) on the
 --------------------------
Business Day immediately following the last Trading Day of the Forced Conversion Period (such Business Day, the "Forced Conversion Date") and, at the same time
                                  ----------------------
that it delivers such notice, the Company shall send a copy of such notice by email to each Holder as long as such Holder has provided an email address to the Company. Notwithstanding the delivery by the Company of a Forced Conversion Notice, nothing contained herein shall be deemed to limit in any way (i) the right of a Holder to convert such Holder's Preferred Shares prior to the Forced Conversion Date or (ii) the availability of any and all remedies that are provided to a Holder hereunder, including without limitation in the event that the Company fails to deliver Conversion Shares upon a Forced Conversion as required by the terms of Section 5 hereof. The Forced Conversion Notice shall specify the aggregate Stated Value of the Preferred Shares that are subject to the Forced Conversion; provided, however, that the Forced Conversion (I) shall
                         --------  -------
not  be effective to the extent that the Forced Conversion violates Section 6 of
                                                                    ---------
this Agreement, and (II) shall be allocated among the holders of the Preferred Shares on a pro rata basis in accordance with the number of Preferred Shares held by each Holder. On the Forced Conversion Date, each Holder will be deemed to have converted Preferred Shares with a Stated Value equal to (A) its pro rata share of the aggregate Stated Value specified in the Forced Conversion Notice minus (B) the Stated Value of any Preferred Shares converted by the Holder during the Forced Conversion Period.

     (c)  Subsequent  Forced  Conversion.  The  Company  may request one or more
          ------------------------------
Forced

Conversions, provided that (i) there must be at least twenty-two (22) consecutive Trading Days between each such Forced Conversion and (ii) all Milestones must be satisfied as specified in paragraph 8(b) above prior to any such Forced Conversion.

9.   MANDATORY  REDEMPTION.
     ---------------------

     (a)  Mandatory  Redemption.  In the event that a Fundamental Change occurs,
          ---------------------
each Holder shall have the right to require the Company to redeem all or any portion of the Preferred Shares held by such Holder (a "Mandatory Redemption")
                                                          --------------------
at the Mandatory Redemption Price (as defined herein) applicable to such Mandatory Redemption. In order to exercise its right to effect a Mandatory
Redemption,  a  Holder  must  deliver  a written notice (a "Mandatory Redemption
                                                            --------------------
Notice") to the Company at any time on or before 6:00 p.m. (eastern time) on the
------
third (3rd) Business Day following the later to occur of (i) last Business Day on which the Fundamental Change to which such Mandatory Redemption Notice relates is continuing or, if such Fundamental Change constitutes a Change of Control, at any time following the consummation of such Change of Control and
(ii) the Business Day on which the Holder is notified of such Fundamental Change in writing by the Company. The Mandatory Redemption Notice shall specify the effective date of such Mandatory Redemption (the "Mandatory Redemption Date")
                                                     -------------------------
and  the  number  of  such  shares  to  be  redeemed.

     (b)  Mandatory Redemption Price.  The "Mandatory Redemption Price" shall be
          --------------------------        --------------------------
equal to (A) in the case of a Fundamental Change that does not constitute a Change of Control, the Liquidation Preference of the Preferred Shares being redeemed multiplied by one hundred and one percent (101%) and (B) in the case of
         -------------
a Fundamental Change that constitutes a Change of Control, the Liquidation Preference of the Preferred Shares being redeemed multiplied by one hundred and
                                                   -------------
twenty  percent  (120%).

     (c)  Payment  of  Mandatory  Redemption  Price.  The  Company shall pay the
          -----------------------------------------
Mandatory Redemption Price to the Holder exercising its right to redemption on the Mandatory Redemption Date. If Company fails to pay the Mandatory Redemption Price to the Holder on or before the Mandatory Redemption Date, the Holder shall be entitled to interest thereon, from and after the Mandatory Redemption Date until the Mandatory Redemption Price has been paid in full, at an annual rate equal to the Default Interest Rate.

10.  INTENTIONALLY  OMITTED.
     ----------------------

11.  MATURITY  OF  PREFERRED  SHARES.
     -------------------------------

     (a)  Payment  at  Maturity.  On the Maturity Date, the Company shall pay to
          ---------------------
each Holder the aggregate Liquidation Preference for such Holder's Preferred Shares that are outstanding on such date. Such payment shall be made in cash by wire transfer of immediately available funds; provided, however, that the Company may elect, subject to the satisfaction of all of the Stock Payment Conditions and paragraph (b) of this Section 11, to pay all or a portion of such Liquidation Preference in shares of Common Stock (the "Stock Payment Option").
                                                         --------------------
Any amount of cash that is due on the Maturity Date and which is not paid within five (5) Business Days of such date shall bear interest until paid at the Default Interest Rate.

     (b)  Stock  Payment  Conditions.  The  Company  shall  not  be  entitled to
          --------------------------
exercise the Stock Payment Option unless, on the Maturity Date and on each of the twenty (20) consecutive Trading Days immediately preceding such date, all of the Stock Payment Conditions are satisfied in full. In the event that any Stock Payment Condition is not satisfied as of the applicable Maturity Date and each such Trading Day, the Company shall not be permitted to exercise the Stock Payment Option (regardless of whether the Company has delivered a Stock Option Notice (as defined below)) and must pay all amounts due on such Maturity Date in cash by wire transfer of immediately available funds.

     (c)  Stock  Option  Notice.  In  order to exercise the Stock Payment Option
          ---------------------
with respect to the Maturity Date, the Company must deliver, on or before the fifteenth (15th) calendar day immediately prior to such date, written notice to each Holder stating that the Company wishes to exercise such option (a "Stock
                                                                           -----
Option  Notice").  If  the  Company  wishes to exercise the Stock Payment Option
--------------
with respect to less than all of the Preferred Shares then outstanding, then the Company's exercise of Common Stock Payment Option (and the delivery of shares of Common Stock pursuant thereto) shall be allocated among the Holders on a pro rata basis in accordance with the number of Preferred Shares held by each Holder. A Stock Option Notice, once delivered by the Company, shall be irrevocable, unless the Company is not permitted to exercise the Stock Payment Option in accordance with paragraph (b) of this Section 11. In the event that the Company does not deliver a Stock Option Notice on or before such fifteenth day, the Company will be deemed to have elected to pay the related Liquidation Preference in cash.

     (d)  Delivery  of  Shares.  On  or  before  the  third  (3rd)  Business Day
          --------------------
following the Maturity Date, and provided that Company has validly exercised the Stock Payment Option in accordance with the terms hereof (each a "Stock Option
                                                                    ------------
Delivery  Date"), the Company shall deliver to each Holder a number of shares of
--------------
Common Stock equal to (A) the Liquidation Preference of such Holder's Preferred Shares outstanding on the Maturity Date divided by (B) the Market Price in
                                              ----------
effect on such date. The Company must deliver such shares of Common Stock to such Holder in accordance with the provisions of paragraph 5(d) above, with the Stock Option Delivery Date being deemed the Delivery Date, and in the event of the Company's failure to effect such delivery on the applicable Delivery Date therefor (calculated in accordance with paragraph 5(d)), such Holder shall have the remedies specified in paragraph 5(e) above. Notwithstanding the delivery by the Company of a Stock Option Notice, nothing contained herein shall be deemed to limit in any way the right of a Holder to convert such Holder's Preferred Shares prior to the Maturity Date.

12.  MISCELLANEOUS.
     -------------

     (a)  Transfer  of  Preferred  Shares.  Upon notice to the Company, a Holder
          -------------------------------
may sell or transfer all or any portion of the Preferred Shares to any person or entity as long as such sale or transfer is the subject of an effective registration statement under the Securities Act or is exempt from registration thereunder and otherwise is made in accordance with the terms of the Securities Purchase Agreement. From and after the date of such sale or transfer, the transferee thereof shall be deemed to be a Holder. Upon any such sale or transfer, the Company shall, promptly following the return of the certificate or certificates representing the Preferred Shares that are the subject of such sale or transfer, issue and deliver to such transferee a new certificate in the name of such transferee. In connection with any transfer of shares to the Company pursuant to any redemption or at maturity provided for in this Certificate, the Holder shall deliver to the Company the stock certificates representing the Series B Preferred Stock at the closing of such redemption or at maturity. Upon payment, the shares of Series B Preferred Stock shall be cancelled, and the Holder shall be entitled only to the redemption or maturity payment provided for by this Certificate.

     (b)  Notices.  Any  notice,  demand  or request required or permitted to be
          -------
given by the Company or a Holder pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

          If  to  the  Company:

          Citadel  Security  Software  Inc.
          Two  Lincoln  Centre,  Suite  1600
          5420  LBJ  Freeway
          Dallas,  TX  75240
          Attn: Steven B. Solomon
          Phone: (214) 750-2454
          Fax:  (214)  520-0034

          with  a  copy  to:

          Wood  &  Sartain, LLP
          12655 North Central Expressway, Suite 325
          Dallas, Texas  75243
          Attn:  David A. Wood
          Tel:   (972) 458-0300
          Fax:   (972) 701-0302

and if to the Holder, to such address for the Holder as shall be designated by the Holder in writing to the Company.

     (c)  Lost  or  Stolen Certificate.  Upon receipt by the Company of evidence
          ----------------------------
of the loss, theft, destruction or mutilation of a certificate representing Preferred Shares, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company and the Transfer Agent, and upon surrender and cancellation of such certificate if mutilated, the Company shall execute and deliver to the Holder a new certificate identical in all respects to the original certificate.

     (d)  No  Voting Rights.  Except as provided by applicable law and paragraph
          -----------------
12(g) below, the Holders of the Preferred Shares shall have no voting rights with respect to the business, management or affairs of the Company; provided that the Company shall provide each Holder with prior notification of each meeting of stockholders (and copies of proxy statements and other information sent to such stockholders). Pursuant to the second paragraph of Article VIII of the Company's Certificate of Incorporation, any action that may be taken at any annual or special meeting of the Holders of Preferred Shares may be taken without a meeting, without prior notice, and without a vote if a consent in writing setting forth the action so taken is signed by the holders of such outstanding stock having not less than the minimum number of votes that would be necessary to authorized or take such action at a meeting at which all shares entitled to vote thereon were present and voted.


     (e)  Remedies.  The  remedies  provided  to a Holder in this Certificate of
          --------
Designation shall be cumulative and in addition to all other remedies available to such Holder under this Certificate of Designation or under any Transaction Document, at law or in equity (including without limitation a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing contained herein shall limit such Holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designation. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder hereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a material breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Company agrees, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     (f)  Failure  or  Delay  not  Waiver.  No failure or delay on the part of a
          --------------------------------
Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. Notwithstanding anything herein to the contrary, any power, right, privilege, provision or preference set forth in this Certificate may be waived, either prospectively or retroactively and either generally or in a particular instance, by the written consent or vote of the holders of two-thirds of the outstanding shares of the Series B Preferred Stock. Any such waiver shall bind all current and future holders of shares of the Series B Preferred Stock.

     (g)  Protective  Provisions.
          ----------------------

          So long as shares of Series B Preferred Stock are outstanding, the Company shall not, without first obtaining the approval of the Holders of at least two-thirds (2/3) of outstanding shares of Series B Preferred Stock:

               (i) alter, change, waive, modify or amend (x) the terms of the Series B Preferred Stock in any way or (y) the terms of any other capital stock of the Company so as to affect adversely the Series B Preferred Stock;

              (ii) create any new class or series of capital stock having a preference over or ranking pari passu with the Series B Preferred Stock as to redemption or distribution of assets upon a Liquidation Event or any other liquidation, dissolution or winding up of the Company;


             (iii) increase the authorized number of shares of Series B Preferred Stock;

              (iv) re-issue any shares of Series B Preferred Stock which have been converted or redeemed in accordance with the terms hereof;

               (v) re-issue any shares of Series A Preferred Stock which have been converted or redeemed;

              (vi) issue any Pari Passu Securities or Senior Securities (other than Permitted Debt);

             (vii) redeem, or declare, pay or make any provision for any dividend or distribution with respect to Junior Securities;

            (viii) issue any Series B Preferred Stock except pursuant to the terms of the Securities Purchase Agreement;

              (ix)  increase  the  par  value  of  the  Common  Stock;

               (x) enter into any agreement, commitment, understanding or other arrangement to take any of the foregoing actions; or

              (xi) cause or authorize any subsidiary of the Company to engage in any of the foregoing actions.

     In the event that the Holders of at least two-thirds of the outstanding shares of Series B Preferred Stock agrees to allow the Company to alter, waive or change the rights, preferences or privileges of the shares of Series B Preferred Stock pursuant to the terms hereof, then the Company will deliver notice of such approved change to the holders of the Series B Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and
                                                        ------------------
the Dissenting Holders shall have the right for a period of thirty (30) days following such delivery to convert their Preferred Shares pursuant to the terms hereof as they existed prior to such alteration or change, or to continue to hold such Preferred Shares. No such change shall be effective to the extent that, by its terms, it applies to less than all of the Holders of Preferred Shares then outstanding.

     IN WITNESS WHEREOF, the Company has executed this Certificate of Designation as of the 9th day of May, 2005.


CITADEL  SECURITY  SOFTWARE  INC.


By:  /s/    Steven B. Solomon
     ------------------------
     Name:  Steven B. Solomon
     Title: Chief Executive Officer

                                                                       EXHIBIT A
                                                                       ---------

                              NOTICE OF CONVERSION

The undersigned hereby elects to convert shares of Series B Convertible Preferred Stock (the "Preferred Stock"), represented by stock certificate No(s). (the "Preferred Stock Certificates"), into shares of common stock ("Common Stock") of CITADEL SECURITY SOFTWARE INC. according to the terms and conditions of the Certificate of Designation relating to the Preferred Stock (the "Certificate of Designation"), as of the date written below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Certificate of Designation. Unless otherwise specified in writing to the Company, the undersigned represents to the Company that the shares of Common Stock covered by this notice have been or will be sold pursuant to the terms of an effective registration statement.

                             Date  of  Conversion:______________________________

                             Stated  Value  of
                             Preferred  Stock  to  be  Converted:_______________

                             Applicable  Conversion  Price:_____________________

                             Number  of  Shares  of
                             Common  Stock  to  be  Issued:_____________________

                             Name  of  Holder:__________________________________

                             Address:         __________________________________

                                              __________________________________

                                              __________________________________


                             Signature:       __________________________________
                                              Name:
                                              Title:

Holder Requests Delivery to be made: (check one)
-----------------------------------

[ ]  By Delivery of Physical Certificates to the Above Address

[ ]  Through  Depository  Trust  Corporation
     (Account___________________________________)

                                   Appendix F

                               Exchange Agreement

     This  EXCHANGE  AGREEMENT (this "Agreement") is made and entered into as of
                                      ---------
May __, 2005, by and among CITADEL SECURITY SOFTWARE INC., a Delaware corporation (the "Company"), and SATELLITE STRATEGIC FINANCE ASSOCIATES, LLC
                    -------
(the  "Holder").
       ------

                                    RECITALS

     WHEREAS, pursuant to a Securities Purchase Agreement dated February 10, 2004 (the "Series A Purchase Agreement"), the Company issued a warrant (the
             ------------------------------
"Series  A Warrant") and preferred stock (the "Series A Preferred Stock") to the
 -----------------                             ------------------------
Holder;

     WHEREAS,  the  Company  has  entered  into a Securities Purchase Agreement, dated as of the date hereof, with the Holder and the other investors named therein (the "Series B Purchase Agreement") (capitalized terms used herein and
                ---------------------------
not otherwise defined have the respective meanings specified in the Series B Purchase Agreement); and

     WHEREAS, on the terms and subject to the conditions set forth in this Agreement, the Company wishes to exchange the Series A Warrant for a new warrant in the form attached hereto as Exhibit A (the "Series C Warrant") and, effective
                               ---------       ----------------
upon such exchange, to cancel the Series A Warrant, and the Holder wishes to accept such exchange, pursuant to the exemption from registration provided by
Section 3(a)(9) ("Section 3(a)(9)") under the Securities Act of 1933, as amended
                  ---------------
(the  "Securities  Act").
       ---------------

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises hereunder and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by all parties, the parties hereto hereby agree as follows:

     1.   Exchange.  Subject  to the terms and conditions of this Agreement, the
          --------
Holder shall exchange and deliver to the Company the Series A Warrant against delivery by the Company of the Series C Warrant (the "Exchange"). The Series C
                                                       --------
Warrant will be exercisable into up to one million two hundred thousand (1,200,000) shares of Common Stock (subject to adjustment as provided therein), will have an exercise price of $1.75 (subject to adjustment as provided therein) and will expire on the ten (10) year anniversary of the Exchange Date (as defined below).

     2.   Closing.  The  Exchange  shall  take  place  at the offices of Duval &
          -------
Stachenfeld LLP, 300 East 42nd Street, Third Floor, New York, NY 10017 at 10:00 a.m. on May 9, 2005 (the "Exchange Date"), or at such other time and place as
                             -------------
the Company and the Holder mutually agree upon, orally or in writing (the "Closing").
 -------

     3.   Representations  and  Warranties  of  the Company.  The Company hereby
          -------------------------------------------------
represents  and  warrants  to  the  Holder  that:

          (a)  Representations  and  Warranties.  All of the representations and
               --------------------------------
warranties made by it in Article III of the Series B Purchase Agreement are true
                         -----------
and correct as of the Exchange Date as though made on and as of such date;

          (b)  Authorization;  Enforceability.  All corporate action on the part
               ------------------------------
of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Series C Warrant has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors' rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. The Series C Warrant, when issued to the Holder in accordance with this Agreement, shall be duly and validly issued, fully-paid and nonassessable, free and clear of any Liens imposed by or through the Company. This Agreement and the transactions contemplated hereby will not conflict with any term or provision of any of the Company's organizational documents, or of agreement, order or decree to which it is party or may be subject. The issuance of the Series C Warrant hereunder will not be subject to or trigger any preemptive, "poison pill", anti-dilution, "reset" or similar rights on the part of its security holders or third parties.

          (c)  No  Conflict.  The  terms of this Agreement, and the consummation
               ------------
of the transactions contemplated hereby, do not violate, contravene, conflict with or constitute a default or create a lien, charge or encumbrance under any organizational documents of the Company, any agreements to which the Company is a party or to which its assets are bound, or any order or decree of any court or regulatory body.

     4.   Representations  and  Warranties  of  the  Holder.  The  Holder hereby
          -------------------------------------------------
represents  and  warrants  that:

          (a)  Due Organization.  The Holder is duly organized, validly existing
               ----------------
and in good standing under the laws of its jurisdiction of organization.

          (b)  Authorization;  Enforceability.  All  action  on  the part of the
               ------------------------------
Holder, its officers, directors, members and partners necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Holder hereunder has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Holder, shall constitute the valid and legally binding obligation of the Holder, enforceable against the Holder in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors' rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

          (c)  Investment  Intent.  The  Holder  is entering into this Agreement
               ------------------
for  its  own  account  and  not with a view to the distribution of the Series C
Warrant, and has no present arrangement to sell the Series C Warrant to or through any person or entity; provided, however, that by making such representations, the Holder does not agree to hold the Series C Warrant for any minimum or other specific term and reserves the right to dispose of the Series C Warrant, and to enter into other transactions with respect to the Series C
Warrant, at any time in accordance with the federal and state securities laws applicable to such disposition or transaction.

          (d)  Ownership  of  Warrants.  As of the date hereof , the Holder owns
               -----------------------
the Series A Warrant beneficially and of record, free and clear of any liens, claims or encumbrances created by or through the Holder.

     5.   Conditions  to Exchange.  (a) The obligation of the Company to deliver
          -----------------------
the Series C Warrant to the Holder pursuant to the Exchange is subject to the satisfaction, as of the Exchange Date, of each of the following conditions, provided that such conditions are for the Company's sole benefit and may be waived by the Company in its sole discretion:

          (i) the representations and warranties of the Holder in this Agreement shall be true and correct as of the date when made and as of the Exchange Date as though made at that time (except for representations and warranties that speak as of a specific date);

         (ii) the Holder shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder at or prior to the Exchange Date; and

        (iii) the Holder shall have tendered the Series A Warrant to the Company in the form required by this Agreement.

     (b) The obligation of the Holder hereunder to deliver the Series A Warrant to the Company pursuant to the Exchange is subject to the satisfaction, as of the Exchange Date, of each of the following conditions, provided that such conditions are for the Holder's sole benefit and may be waived by the Holder in its sole discretion:

          (i) the Common Stock into which the Series C Warrant are exercisable shall be authorized for quotation on the Nasdaq SmallCap Market, trading in the Common Stock shall not have been suspended by the Nasdaq SmallCap Market, and the Company shall not have received notice of any pending or threatened proceeding or other action to delist or suspend trading in the Common Stock;

         (ii) the representations and warranties of the Company in this Agreement and in the Series B Purchase Agreement shall be true and correct as of the date when made and as of the Exchange Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement and the Series B Purchase Agreement to be performed, satisfied or complied with by the Company on or prior to the Exchange Date;

        (iii) the Holder shall have received the opinion of the Company's counsel dated as of the Exchange Date, in form, scope and substance reasonably satisfactory to the Holder;

         (iv) the Company shall have delivered to the Holder the Series C Warrant in the form required by this Agreement;

          (v) the Company's Board of Directors shall have adopted resolutions approving this Agreement and the transactions contemplated hereby (the "Resolutions"), and the Resolutions shall be in full force and effect and
      -----------
     shall not have been amended or revised in any respect from the forms attached to the certificate delivered pursuant to clause (vi) below; and

         (vi) the Company shall have delivered to the Holder a certificate, executed by the Company's Secretary or Assistant Secretary, dated the Exchange Date, and attached to which shall be a certified copy of its Certificate of Incorporation, a copy of it Bylaws as currently in effect, and the Resolutions, such certificate to state that the Resolutions and the Company's Certificate of Incorporation and Bylaws are each in full force and effect on the Exchange Date, and have not been amended or revised in any respect from the forms attached thereto.

     6.   Agreements.  The  parties  agree  as  follows:
          ----------

          (a)  Issuance  of  Shares.  The  issuance  of  the  Series  C  Warrant
               --------------------
pursuant to the Exchange shall be made in compliance with the provisions and requirements of Section 3(a)(9) and any applicable state securities law.

          (b)  Delivery  of  Series A Warrant.  On the Exchange Date, the Holder
               ------------------------------
shall deliver its Series A Warrant to the Company, and shall execute such documents and take such further action as may be reasonably necessary in order to transfer to the Company all right, title and interest to the Series A Warrant. Upon delivery to the Company, the Series A Warrant shall terminate and be cancelled and shall have no further force or effect.

          (c)  Delivery  of Series C Warrant.  On the Exchange Date, the Company
               -----------------------------
shall deliver a warrant in the form of the Series C Warrant, dated the Exchange Date, to the Holder.

          (d)  Registration  Rights.  The  Company and the Holder agree that the
               --------------------
shares of common stock issuable under the Series C Warrant shall be deemed "Registrable Securities" and "Warrant Shares", as those terms are used in the Registration Rights Agreement, and the Registration Rights Agreement shall be deemed amended to include such shares.

          (e)  Amendment  of  Series  A Preferred Stock Terms.  On or before the
               ----------------------------------------------
Business Day immediately following receipt by the Company of Stockholder Approval, the Company will file an amendment (the "Series A Amendment") to the
                                                     ------------------
certificate of designation relating to the Series A Preferred Stock (the "Series
                                                                          ------
A  Certificate")  solely  for  the  purpose  of  (i)  eliminating the accrual of
--------------
dividends from and after the Exchange Date and (ii) lowering the Conversion Price (as defined therein) to $3.00 (subject to adjustment as provided therein). The Holder acknowledges and agrees that, until Stockholder Approval is obtained, the Conversion Price (as defined in the Series A Certificate) shall not be subject to adjustment pursuant to the anti-dilution provisions of the Series A Certificate to an amount that is lower than the Floor Price (as such price may be adjusted in the event of stock splits, stock dividends and similar events).

          (f)  Waiver  of  Dividends.  The Holder agrees to waive the receipt of
               ---------------------
all dividends that have accrued and remain unpaid as of the Exchange Date, or that will accrue from the Exchange Date through September 9, 2005, on the Series A Preferred Stock; provided, however, that if the Company does not obtain Stockholder Approval or file the Series A Amendment as required hereby on or before September 9, 2005, such waiver will expire and all such accrued but unpaid dividends will become immediately due and payable in cash.

          (g)  Transaction  Documents.  This  Agreement  shall  be  deemed  to
               ----------------------
constitute a "Transaction Document" for the purposes of the Series B Purchase Agreement as though it were specifically included in the definition thereof.

     7.   Miscellaneous.
          -------------

          (a)  Severability.  In  the event that any provision of this Agreement
               ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision.

          (b)  Successors  and  Assigns.  The  terms  and  conditions  of  this
               ------------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement.

          (c)  Governing Law; Jurisdiction.  This Agreement shall be governed by
               ---------------------------
and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in City and County of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. In any claim or action commenced in connection with a dispute hereunder, the prevailing party shall be entitled to reimbursement of all reasonable legal fees and expenses.

          (d)  Counterparts.  This  Agreement  may  be executed in any number of
               ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

          (e)  Headings.  The  headings  used  in  this  Agreement  are used for
               --------
convenience only and are not to be considered in construing or interpreting this Agreement.

          (f)  Other Definitional Provisions.  All definitions contained in this
               -----------------------------
Agreement are applicable equally to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar
                       ------     ------         ---------
import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

          (g)  Notices.  Any  notice, demand or request required or permitted to
               -------
be given by the Company or the Investors pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission (immediately followed by written confirmation delivered according to another mechanism provided by this section), unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day,
(ii)  on the next Business Day after timely delivery to an overnight courier and
(iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

          If  to  the  Company:

          Citadel  Security  Software  Inc.
          Two  Lincoln  Centre,  Suite  1600
          5420  LBJ  Freeway
          Dallas,  TX  75240
          Attn: Steven B. Solomon
          Phone: (214) 750-2454
          Fax:  (214)  520-0034

          with  a  copy  to:

          Wood  &  Sartain,  LLP
          12655 North Central Expressway, Suite 325
          Dallas,  Texas  75243
          Attn:  David A. Wood
          Tel:   (972) 458-0300
          Fax:   (972) 701-0302

     and if to the Holder, to such address for the Holder as shall appear on the signature page hereof executed by the Holder, or as shall be designated by the Holder in writing to the Company in accordance with this Section 7(g).
                                                                   ------------

          (h)  Entire Agreement; Amendments.  This Agreement constitutes the
               ----------------------------
entire agreement between the parties with regard to the subject matter hereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by all the parties hereto, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.

          (i)  No Strict Construction.  The language used in this Agreement is
               ----------------------
and will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          (j)  Authorization.  The parties hereby represent and warrant to each
               -------------
other that the signatories hereto have full power and authority to sign this Agreement for and on behalf of the entities for which they purport to be signing and that their signatures hereto shall be binding and enforceable upon the purported parties hereto.




                           [Signature Pages to Follow]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

CITADEL  SECURITY  SOFTWARE  INC.


By:  __________________________
     Name:
     Title:


SATELLITE STRATEGIC FINANCE ASSOCIATES, LLC

By:  Satellite Asset Management, L.P., its Manager


     By:  __________________________
          Name:
          Title:

ADDRESS:

     c/o Satellite Asset Management, L.P.
     623 Fifth Avenue, 20th Floor
     New York, New York 10022
     Tel:    212-209-2000
     Fax:    212-209-2021

     With  a  copy  to:

     Duval & Stachenfeld  LLP
     300 East 42nd Street
     New York, New York  10017
     Attn:  Robert L. Mazzeo, Esq.
     Tel:   212-883-1700
     Fax:   212-883-8883


Number of Warrant Shares Issuable
Upon Exercise of Series C Warrant: _______________

                                      PROXY

                         CITADEL SECURITY SOFTWARE INC.
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 20, 2005 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Steven B. Solomon and Richard Connelly, as proxy, with power of substitution to each proxy and substitute, to vote the Common Stock of the undersigned at the 2005 Annual Meeting of Shareholders of Citadel Security Software Inc. and at any adjournment thereof, as indicated on the reverse hereof on the proposals for

1.   Election of Directors;

2. The Increase to the Number of Authorized Shares of Common Stock from 50,000,000 to 100,000,000;

3. Amendments to the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock to Reduce the Conversion Price of the Series A Convertible Preferred Stock from $5.00 to $3.00 and to Remove the Dividend Preference of the Series A Convertible Preferred Stock;

4. Approval of the Company's Private Placement and the Issuance of the Shares of Series B Convertible Preferred Stock, the Warrants to Purchase Common Stock and the Common Stock Issuable Upon Conversion of the Series B Convertible Preferred Stock and Warrants to Purchase Common Stock in an Amount That Could Potentially be 20% or More of Our Common Stock Outstanding as of May 9 2005 being issued below the market price, in Order to Satisfy Nasdaq SmallCap Market Listing Requirements;

5. Approval of the Issuance of the Common Stock Issuable Upon Conversion of the Series A Convertible Preferred Stock and Warrants to Purchase Common Stock Issued in Connection with the Series A Convertible Preferred Stock (and the Warrants Issued in Exchange for Such Warrants) in an Amount That Could Potentially be 20% or More of Our Common Stock Outstanding as of February 10, 2004, in Order to Satisfy Nasdaq SmallCap Market Listing Requirements; and

6. Ratification of Appointment of KBA Group LLP as independent registered public accounting firm and as said proxies may determine in the exercise of their best judgment on any other matters which may properly come before the meeting.

IF PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NOT SPECIFIED, WILL BE VOTED FOR ELECTING ALL NOMINEES, AND FOR RATIFYING THE APPOINTMENT OF KBA GROUP LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

                  PLEASE SIGN ON REVERSE SIDE AND MAIL PROMPTLY
                            IN THE ENCLOSED ENVELOPE

                   SEE REVERSE SIDE          SEE REVERSE SIDE

                     [X] Please mark votes as in
                         this example.

THE BOARD RECOMMENDS A VOTE FOR ITEM 1.

1. Election of Directors
NOMINEE: CHRIS A. ECONOMOU
AS CLASS 1 DIRECTOR TO SERVE
UNTIL OUR 2008 ANNUAL
SHAREHOLDER MEETING
 FOR ALL  [ ]  WITHHELD [ ]
NOMINEES       FROM ALL
               NOMINEES


     THE BOARD RECOMMENDS A VOTE FOR ITEM 2.
2.   APPROVAL OF AMENDMENT OF THE COMPANY'S               FOR  AGAINST  ABSTAIN
     AMENDED AND RESTATED CERTIFICATE OF                  [ ]    [ ]      [ ]
     INCORPORATION TO INCREASE THE NUMBER OF
     AUTHORIZED SHARES OF COMMON STOCK FROM
     50,000,000 TO 100,000,000:

     THE BOARD RECOMMENDS A VOTE FOR ITEM 3.
3.   APPROVAL OF AMENDMENTS TO CERTIFICATE OF             FOR  AGAINST  ABSTAIN
     DESIGNATIONS, RIGHTS AND PREFERENCES OF SERIES A     [ ]    [ ]      [ ]
     CONVERTIBLE PREFERRED STOCK TO REDUCE THE
     CONVERSION PRICE OF THE SERIES A CONVERTIBLE
     PREFERRED STOCK FROM $5.00 TO $3.00 AND TO REMOVE
     THE DIVIDEND PREFERENCE OF THE SERIES A
     CONVERTIBLE PREFERRED STOCK:

     THE BOARD RECOMMENDS A VOTE FOR ITEM 4.
4.   APPROVAL OF THE PRIVATE PLACEMENT AND THE            FOR  AGAINST  ABSTAIN
     ISSUANCE OF THE SERIES B CONVERTIBLE PREFERRED       [ ]    [ ]      [ ]
     STOCK, WARRANTS TO PURCHASE COMMON STOCK AND
     THE SHARES OF COMMON STOCK ISSUABLE UPON
     CONVERSION OF THE SERIES B CONVERTIBLE PREFERRED
     STOCK AND WARRANTS TO PURCHASE COMMON STOCK
     IN AN AMOUNT THAT COULD POTENTIALLY BE 20% OR
     MORE OF OUR COMMON STOCK OUTSTANDING AS OF
     MAY 9 2005, IN ORDER TO SATISFY NASDAQ SMALLCAP
     MARKET LISTING REQUIREMENTS:

     THE BOARD RECOMMENDS A VOTE FOR ITEM 5.
5.   APPROVAL OF THE ISSUANCE OF THE COMMON STOCK         FOR  AGAINST  ABSTAIN
     ISSUABLE UPON CONVERSION OF THE SERIES A             [ ]    [ ]      [ ]
     CONVERTIBLE PREFERRED STOCK AND WARRANTS TO
     PURCHASE COMMON STOCK ISSUED IN CONNECTION
     WITH THE SERIES A CONVERTIBLE PREFERRED STOCK
     (AND THE WARRANTS ISSUED IN EXCHANGE FOR SUCH
     WARRANTS) IN AN AMOUNT THAT COULD POTENTIALLY
     BE 20% OR MORE OF OUR COMMON STOCK OUTSTANDING


     AS OF FEBRUARY 10, 2004, IN ORDER TO SATISFY NASDAQ
     SMALLCAP MARKET LISTING REQUIREMENTS:

     THE BOARD RECOMMENDS A VOTE FOR ITEM 6.
6.   RATIFICATION OF APPOINTMENT OF KBA GROUP LLP AS      FOR  AGAINST  ABSTAIN
     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM        [ ]    [ ]      [ ]
     FOR THE CURRENT FISCAL YEAR:

AFTER YOU HAVE MARKED AND DATED THIS PROXY, PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD AND RETURN THIS CARD PROMPTLY IN THE ENCLOSED ENVELOPE. IF THE SHARES BEING VOTED ARE REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, WHETHER AS JOINT TENANTS, AS COMMUNITY PROPERTY OR OTHERWISE, BOTH OR ALL OF SUCH PERSONS SHOULD SIGN. IF YOU ARE SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN OR IF YOU ARE SIGNING IN ANOTHER FIDUCIARY CAPACITY, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


Signature:          Date:

Signature:          Date: